                                                             Exhibit 99.17(b)(1)



                                                                    CONFIDENTIAL
                                                                    ============

[Goldman Sachs Logo]



                   PRESENTATION TO THE BOARD OF DIRECTORS OF

                          BET HOLDINGS, INCORPORATED



     The following pages contain material that was provided to the Special Committee of the Board of Directors of BET Holdings, Incorporated in the context of a meeting of the Special Committee to evaluate the transactions described in this Schedule 13E-3 and the Proxy Statement filed by BET Holdings, Incorporated on the date hereof. Certain information contained in this material was obtained from BET Holdings, Incorporated, Mr. Robert L. Johnson, Liberty Media Corporation, and from other sources. Any estimates and projections contained herein have been prepared by the management of BET Holdings, Incorporated and/or Mr. Robert L. Johnson and Liberty Media Corporation and involve numerous and significant subjective determinations, which may or may not be correct. Neither BET Holdings, Incorporated, nor Mr. Johnson, nor Liberty Media Corporation, nor Goldman, Sachs & Co. expects to update or otherwise revise the accompanying materials.



GOLDMAN, SACHS & CO.
MARCH 15, 1998

TABLE OF EXHIBITS

                                                                         Exhibit
Executive Summary                                                          1

Summary of Offer                                                           2

Summary Financial Information                                              3

Overview of Market Perceptions of BET                                      4

Overview of Valuation

     Analysis of BET Cable Network - Implied Discount Rates and AVP        5

     Review of Selected Publicly Traded Companies                          6

     Analysis of Selected Merger Transactions                              7

     Discounted Cash Flow Analysis                                         8

     Recapitalization Analysis                                             9

     Salomon Smith Barney February 9, 1998 Presentation                   10

Comparison of Selected Minority Buyouts                                   11

Comparison of Ratings                                                     12



[Goldman Sachs Logo]

SUMMARY OF RECENT DEVELOPMENTS



- Meeting with Salomon Smith Barney on February 9, 1998 to discuss valuation methodologies behind their $48.00 per share offer

- Call from Salomon Smith Barney on February 27, 1998 with new $63.00 per share offer

- Meeting with Special Committee of the Board of Directors of BET Holdings on March 5, 1998 to review $63.00 per share offer

- Delano Lewis, the Special Committee, met with Robert Johnson, member of the buying group, to discuss possibility of raising offer price to $69.00 per share

- Robert Johnson indicated that the buying group was not willing to do a transaction above the $63.00 per share price

- Delano Lewis indicated that he will approve the $63.00 per share price, subject to Goldman Sachs' Fairness Committee approval and a negotiated merger agreement which includes neutralized voting

-    A full BET Holdings Board of Directors meeting scheduled for March 15



[Goldman Sachs Logo]

EXECUTIVE SUMMARY



-    BET shares appear to trade based on a multiple of consolidated
                                                       ------------
     profitability

- Profitability and valuation of BET Holdings is depressed by operating losses for the Company's other ventures which detract from the value of the core cable network

- Furthermore, valuation is impacted by concern as to Management's growth strategy

     - Little evidence that the cable brand meaningfully reduces the risks inherent to the start ups of multiple new businesses

- Given turnaround of losses and big pick up in 1998 EBITDA for the core network, there is a potential in the short to medium term for a step function change in valuation over the coming twelve months

- The fundamental drivers of valuation will be Management's ability to capitalize on key strengths of the business

     -    "Brand Equity"

     -    Loyal customer base with attractive demographics

     -    Strong distribution

     -    Inexpensive access to programming

     -    Strong cash flow margins

-    Key concerns by investors currently affect valuation

     - Brand extension growth strategy dilutes the Company's core cable network story

     -    Small public float

     -    Large concentration of voting between Johnson and Liberty (over 90%)

     - High concentration of voting prevents stock from trading with a "take-out premium"

     -    Growth perspectives given highly penetrated customer base

     - Arrival of digital cable systems could threaten "scarcity" value attributed to BET's current widespread distribution



[Goldman Sachs Logo]

SUMMARY OF THE PROPOSAL



-    $63 per share for those shares not now owned by Purchasing Group

-    Purchasing Group consisting of Robert Johnson and Liberty Media Corporation

     -    Johnson and Liberty to maintain proportionate ownership

     - If successful Johnson would own 67% of BET Holdings and Liberty would own 33%

     -    Management options to be cashed out

-    Share purchase would be financed in bank loan market by Bank of New York

-    Structure of transaction will take the form of a "long form merger"

     -    Shareholder vote with neutralized voting



[Goldman Sachs Logo]

                                                            [Goldman Sachs Logo]

ANALYSIS OF THE PROPOSAL
Based on Management Financials

                         Snapshot of Current Proposals
                         -----------------------------

Offer Price per share     $63

                          Johnson        Liberty      Public
--------------------------------------------------------------
Shares Outstanding       6,733,073      3,663,200    6,316,075
Basic Equity Value                    $     1,053                     Offer Price:       $    63.00
Option Value                                   53                     Avg. Strike Price       15.67
                                      -----------
Fully Diluted Equity                        1,106                     Spread                  47.33
Value                                                                 # of Option               1.8
Plus Net Debt                                  51                                        ----------
                                      -----------                     Total                   85.19
Levered Consideration                       1,157                     38% Tax                 32.37
                                      ===========                                        ----------
                                                                                              52.82

Multiples
---------
Sales                      1997A      $       154        7.5x
                           1998E              181        6.4
EBITDA                     1997A      $        62       18.7x
                           1998E               92       12.6
EBIT                       1997A      $        54       21.4x
                           1998E               82       14.1
EPS                        1997A      $      1.36       46.3x
                           1998E             2.69       23.4

                  Apparent Versus Implied Valuation Multiples
                  -------------------------------------------

[Bar graph reflecting the following information:

                                            EBITDA Multiple
                                            ---------------
     Public Mkt.                                11.5x(a)

     Merger Market                              18.3x(d)

Value Attributed to Non-Core                 Current Offer

     200                                        13.9x(b)

     150                                        14.6x(b)

     100                                        15.3x(b)

     0                                          16.7x(b)

     Apparent                                   18.7x(c)]


(a) Average of 1997 EBITDA multiples of publicly traded comparables including Disney, EMI, News Corp, Polygram, Seagram, Time Warner, Viacom, Gaylord Entertainment and King World.
(b)  Based on core BET network EBITDA.
(c)  Based on core and non core EBITDA.
(d) LTM EBITDA average of IFE, Rainbow Programming, Westinghouse CBS/TNN and E! transactions.

[Continued from previous page]

                  Apparent Versus Implied Valuation Multiples
                  -------------------------------------------

[Bar graph reflecting the following information:

Levered Consideration $1,157 at $63.00 per share]


1,157 = 18.7x  Overall   Implied Multiples Assuming that the
-----   =====
 62            EBITDA       Value of Non-Core Business is

                                $0         $50       $100
                                --------------------------
                                16.7x      16.0x     15.3x


              Note:  Core 1997 EBITDA of $69mm

          Gap Between Apparent and Core EBITDA
          ------------------------------------

[Bar graph reflecting the following information:

                         Gap
                         ---
               1995      $3
               1996      $5
               1997      $14(a)
               1998      $4
               1999     ($3)]

(a) Gap is reduced to $7 million if you include $7 million loss from BET Direct into consolidated EBITDA

                                                            [Goldman Sachs Logo]

OVERVIEW OF BET HOLDINGS, INC.



[Organizational Chart]


BET Holdings

Non-Core Businesses                Core Cable Network                      Equity Affiliates
-   BET on Jazz                    - Represents 88.3% of 1997              - BET Movies / Starz! 3
                                     Revenue

-   Action Pay-Per-View                                                    - UrbanCityFoods
                                   - Represents 98% of 1997 positive
-   Publishing                       operating cash flow                   - Cybersonic Records

-   BET Soundstage Restaurants     - EBITDA margins of 51% in 1997,        - Soundstage Hotel/Casino
                                     projected to increase to 72% in
                                     2002                                  - BET Financial Services

                                   - 1998-2002 Revenue and EBITDA          - BET Design Studio
                                     CAGR of 15% and 21%
                                     respectively

BET HOLDINGS, INC.
Management December 1997 Projections
Consolidated Statement of Operations
($ in thousands, July 31 FYE)

                                                      Historical                                  Projected
                                              ----------------------------     --------------------------------------------------
                                              1995       1996       1997       1998       1999       2000       2001       2002
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                     111,783    128,694    154,226    180,898    222,419    264,082    307,483    342,103
     Growth                                                  15%        20%        17%        23%        19%        16%        11%
Expenses                                      72,136     83,995    100,451     99,643    106,089    112,820    119,873    125,440
EBITDA                                        44,213     49,858     62,435     92,113    128,720    170,947    217,903    247,320
     EBITDA Margin                                40%        39%        40%        51%        58%        65%        71%        72%
EBIT                                          37,517     41,812     53,775     82,120    117,341    157,656    201,660    230,713
Nonoperating Income/Expense
     Equity Investments                       (1,203)    (1,725)    (3,399)    (1,191)     4,953     17,852     22,511     23,033
     Interest Income                           1,325      1,504      1,554        182         92      1,322      4,711      9,970
     Interest Expense                          2,227      4,162      4,197      4,269      2,815      1,390        717        596
     Other Expenses                              275         58      1,141        250        250        250        250        250
                                            --------   --------   --------   --------   --------   --------   --------   --------
     Total Nonoperating Income/Expense        (2,380)    (4,441)    (7,183)    (4,693)     3,499     18,801     27,436     33,368
Income Before Taxes                           35,137     37,371     46,592     76,592    119,321    175,190    227,915    262,870
Provision for Income Taxes                    15,226     15,307     18,571     29,488     44,149     64,820     84,329     97,262
                                            --------   --------   --------   --------   --------   --------   --------   --------
Loss from Discontinued Operations                                   (4,235)
Net Income                                    19,911     22,064     23,786     47,104     75,172    110,370    143,586    165,608
Weighted Average Shares Outstanding
     Weighted Average Shares Outstanding      19,867     18,454     16,703     16,700     16,700     16,700     16,700     16,700
     Estimated common stock equivalents                                812        800        800        800        800        800
                                            --------   --------   --------   --------   --------   --------   --------   --------
                                              19,867     18,454     17,515     17,500     17,500     17,500     17,500     17,500
Per Share

     Net Income                                $1.00      $1.20      $1.36      $2.72      $4.35      $6.35      $8.25      $9.51
     EBITDA - Consolidated                     $2.23      $2.70       3.56       5.26       7.36       9.77      12.45      14.13

                                                            [Goldman Sachs Logo]


[Chart continued from previous page]

                                             CAGR
                                     ------------------
                                     1995-1997    1998-
                                                  2002
                                     ------------------
Revenues                                 17%       17%
 Growth                                  --        --
Expenses                                 18         6
EBITDA                                   19        28
 EBITDA Margin                           --        --
EBIT                                     20        29
Nonoperating Income/Expense
 Equity Investments                      NM        NM
 Interest Income                          8%      172%
 Interest Expense                        37       -39
 Other Expenses                         104         0
 Total Nonoperating Income/Expense       NM        NM
Income Before Taxes                      15%       36%
Provision for Income Taxes               10        35
Loss from Discontinued Operations
Net Income                                9        37
Weighted Average Shares Outstanding      --        --
 Weighted Average Shares Outstanding     --        --
 Estimated common stock equivalents      --        --

Per Share
 Net Income                              16%       37%
 EBITDA - Consolidated                   27        28

SUMMARY OF OPERATING PERFORMANCE
Management December 1997 Projections
BET Holdings, Inc. ($ in millions, July 31 FYE)

        Revenues                                  Operating Expenses
        --------                                  ------------------

[Bar graph reflecting the following          [Bar graph reflecting the following
information:                                 information:

        $ millions       CAGR                       $ millions      CAGR
        ----------       ----                       ----------      ----
1995       111.8         ---                 1995       72.1        ---
1996       128.7         15%                 1996       84.0        16%
1997       154.2         20%                 1997      100.5        20%
1998       180.1         17%                 1998       99.6        (1)%
1999       222.4         23%                 1999      106.1         6%
2000       264.1         19%                 2000      112.8         6%
2001       307.5         16%                 2001      119.9         6%
2002       342.1         11%                 2002      125.4         5%

       95-97 CAGR 17%                              95-97 CAGR 18%
       98-02 CAGR 17%]                             97-02 CAGR 5%]

        EBITDA/ EBIT                         EBIT After Equity in Unconsolidated
        ------------                         -----------------------------------
                                             Affiliates
                                             ----------

[Bar graph reflecting the following          [Bar graph reflecting the following
information:                                 information:

        EBITDA      EBIT        EBITDA
        $ millions  $ millions  CAGR                $ millions      CAGR
        ----------  ----------  ----                ----------      ----
1995       44.2        37.5     ---          1995       36.3        --
1996       49.9        41.8     13%          1996       40.1        10%
1997       62.4        53.8     25%          1997       50.4        26%
1998       92.1        82.1     48%          1998       80.9        61%
1999      128.7       117.3     40%          1999      122.3        51%
2000      170.9       157.7     33%          2000      175.5        44%
2001      217.9       201.7     27%          2001      224.2        28%
2002      247.3       230.7     14%          2002      253.7        13%

       95-97 CAGR 19%                              95-97 CAGR 18%
       97-02 CAGR 28%]                             97-02 CAGR 33%]

Note:  Growth rates are shown for EBITDA only

BET HOLDINGS, INC.
Management December 1997 Projections
Profile of Estimated Performance by Unit
($ in thousands, July 31 FYE)

                                1995      1996      1997      1998
                              --------  --------  --------  --------
Revenues
-- BET Network                100,470   116,148   136,162   160,550
-- Action Pay-per-view          8,470     8,775     9,327    11,030
-- BET on Jazz                     --       405     1,125     2,225
-- Publishing                   2,843     3,366     4,233     7,093
-- SoundStage Restaurants          --        --     3,379        --
                              -------   -------   -------   -------
            Total Revenues    111,783   128,694   154,226   180,898

EBITDA
-- BET Network                 46,877    54,473    68,938    96,397
-- Action Pay-per-view            692     1,076     1,236     2,368
-- BET on Jazz                     --    (1,862)   (4,300)   (7,383)
-- Publishing                  (1,226)     (942)   (2,733)     (592)
-- SoundStage Restaurants          --       (34)     (706)    1,323
-- BET Direct                      42      (931)       --        --
-- YSB Magazine                (2,172)   (1,922)       --        --
                              -------   -------   -------   -------
Total EBITDA                   44,213    49,858    62,435    92,113

Margins

-- BET Network                     47%       47%       51%       60%
-- Action Pay-per-view              8        12        13        21
-- BET on Jazz                     NM        NM        NM        NM
-- Publishing                      NA        NA        NA        NA
-- SoundStage Restaurants          NA        NA        NA        NA

                                                            [Goldman Sachs Logo]

[Chart continued from previous page]

                                                                                CAGR
                                                                         -------------------
                              1999      2000      2001      2002         1995-97     1998-02
--------------------------------------------------------------------------------------------
Revenues
-- BET Network                193,513   223,162   254,197   281,332        16%         15%
-- Action Pay-per-view         12,133    13,346    14,681    16,149         5          10
-- BET on Jazz                  8,279    17,832    27,409    33,426        NM          97
-- Publishing                   8,494     9,742    11,196    11,196        22          12
-- SoundStage Restaurants          --        --        --        --        NM          NM
                              -------   -------   -------   -------
           Total Revenues     222,419   264,082   307,483   342,103        17%         17%

EBITDA
-- BET Network                126,329   152,659   180,002   203,290        21%         21%
-- Action Pay-per-view          2,795     3,275     3,812     4,414        34          17
-- BET on Jazz                 (2,752)    5,356    13,466    18,993        NM          NM
-- Publishing                     112       638     1,323     1,323        NM          NM
-- SoundStage Restaurants       2,236     9,019    19,300    19,300        NM          95
-- BET Direct                      --        --        --        --        NM          NA
-- YSB Magazine                    --        --        --        --        NM          NA
                              -------   -------   -------   -------
Total EBITDA                  128,720   170,947   217,903   247,320        19%         28%

Margins

-- BET Network                     65%       68%       71%       72%
-- Action Pay-per-view             23        25        26        27
-- BET on Jazz                     NM        30        49        57
-- Publishing                       1%        7        12        12
-- SoundStage Restaurants          NA        NA        NA        NA

SUMMARY OF OPERATING PERFORMANCE
Management December 1997 Projections
BET Cable Network ($ in millions, July 31 FYE)

          Revenues                                     Operating Expenses
          --------                                     ------------------

[Bar graph reflecting the following information:   [Bar graph reflecting the
                                                     following information:

          $ millions     CAGR                               $ millions     CAGR
          ----------     -----                              ----------     -----
1995           100.5      ---                     1995            58.0      ---
1996           116.1       16%                    1996            66.6       15%
1997           136.2       17%                    1997            72.4        9%
1998           160.6       18%                    1998            70.4       (3%)
1999           193.5       21%                    1999            73.9        5%
2000           223.2       15%                    2000            77.6        5%
2001           254.2       14%                    2001            81.5        5%
2002           281.3       11%                    2002            85.5        5%

       95-97 CAGR 16%                        95-97 CAGR 12%
       98-02 CAGR 15%]                       98-02 CAGR 5%]

           EBITDA                                            EBIT
           ------                                            ----

[Bar graph reflecting the following information:   [Bar graph reflecting the
                                                     following information:

          $ millions     CAGR                               $ millions     CAGR
          ----------     -----                              ----------     -----
1995          46.9       ---                      1995        42.5         ---
1996          54.5        16%                     1996        49.5         17%
1997          68.9        27%                     1997        63.7         29%
1998          96.4        40%                     1998        90.2         42%
1999         126.3        31%                     1999       119.6         33%
2000         152.7        21%                     2000       145.6         22%
2001         180.0        18%                     2001       172.7         19%
2002         203.3        13%                     2002       195.8         13%

       95-97 CAGR 21%                        95-97 CAGR 22%
       98-02 CAGR 21%]                       98-02 CAGR 21%]

SUMMARY OF MANAGEMENT DECEMBER PROJECTIONS
BET Core Cable Network (a)

While EBITDA attributed to
subscriber growth is more
predictable, EBITDA from
advertising revenue increases
and EBITDA margin expansion
may seem less certain

[Bar graph reflecting the following information:

       EBITDA ($ millions)
       -------------------
1995   46.9
1996   54.4
1997   68.9
1998   96.4
1999   126.3
2000   152.7
2001   180.0
2002   203.3


       21% EBITDA CAGR from 1998 - 2002

1998                                           2001
----                                           ----
-- 19% advertising revenue growth              -- Incremental $6.8mm in DBS revenues
-- 3% decrease in operating expenses           -- Incremental $0.9mm in Canadian subscriber revenues
-- EBITDA margin expansion from 51% to 60%     -- 12% advertising revenue growth
                                               --  5% increase in operating expenses
                                               -- EBITDA margin expansion from 68% to 71%

1999                                           2002
----                                           ----

-- Incremental $5.5mm in DBS revenues as       -- Incremental $2.3mm in DBS revenues
   carrier contract payment terms kick in      -- Incremental $1.0mm in Canadian subscriber revenues
-- Incremental $6.3mm in revenues from         -- 10% advertising revenue growth
   Canadian subscribers as carrier contract    -- 5% increase in operating expenses
   payment terms kick in                       -- EBITDA margin expansion from 71% to 72%
-- 16% advertising revenue growth
-- 5% increase in operating expenses
-- EBITDA margin expansion from 60% to 65%

2000
----

-- Incremental $5.3mm in DBS revenues
-- Incremental $0.8mm in Canadian subscriber revenues
-- 15% advertising revenue growth
-- 5% increase in operating expenses
-- EBITDA margin expansion from 65% to 68%]


(a)  $ in millions, July 31 FYE.
[Goldman Sachs Logo]

                                                            [Goldman Sachs Logo]

CORE NETWORK SUBSCRIBER AND ADVERTISING ANALYSIS

 Core Network Historical Subscriber       Core Network Projected Subscriber
 -----------------------------------      ---------------------------------

[Bar graph reflecting the following       [Bar graph reflecting the following
 information:                              information :


                         Average
                    annual subscribers
                    --------------------
Q1 95           35.5                        1998       56.0
Q2 95           36.1      36.6              1999       60.7
Q3 95           37.1                        2000       65.1
Q4 95-7/31      37.5                        2001       69.2
Q1 96           38.8                        2002       73.3
Q2 96           39.9      40.2
Q3 96           40.7                              BET 1998 - 2002 CAGR 7%
Q4 96-7/31      41.4                              INDUSTRY 1998 - 2002 CAGR 2%]
Q1 97           42.4
Q2 97           43.9      44.9
Q3 97           46.1
Q4 97-7/31      47.1
Q1 98           49.6



     1995 - 1997 CAGR 15.1%]


 Current CPM Advertising Rate Analysis      BET CPM Advertising Rate Forecast
 -------------------------------------      ---------------------------------

[Bar graph reflecting the following         [Bar graph reflecting the
 information:                                following information:

CMT         $ 4.50                       1997                 $4.93
MTV         $11.69                       1998                 $5.32
TNN         $ 5.13                       1999                 $5.75
VH1         $ 5.10                       2000                 $6.21
E!TV        $ 6.38                       2001                 $6.70
Family      $ 5.88                       2002                 $7.24
Fx          $ 5.13
Lifetime    $ 8.08                             1998 - 2002 cagr 8%]
Average     $ 6.48
BET         $ 4.93  BET Current Discount 24%]

COMPARISON OF OPERATING PROJECTIONS FOR CORE CABLE NETWORK
($ in millions)


Current                                                                                                       September 1997
management                                                                                                     Management
projections, which                                                                                             Projections
have been revised                                           February 1998                                      Reviewed by
downward by                                                    Salomon       December 1997   October 1997     Salomon Prior
management from                                              Sensitized       Management      Management       tO Original
those projections                                            Projections      Projections     Projections       $48 Offer
dated October 1997,
reflect (among other       2001 Revenues                       $217.1           $254.2          $283.2           $241.2
changes) decreases         2001 Operating Expenses               76.9             81.5            81.5             81.5
in advertising             2001 EBITDA                          140.3            180.0           209.0            167.1
revenue growth             2001 EBITDA Margin                      65%              71%             74%              69%
rates                      1998-2001 Revenue CAGR                  12               17              21               15
                           1998-2001 Advertising Revenue            8               14              22             N.A.
                                     CAGR
                           1998-2001 Subscribe Revenue CAGR        17               19              19             N.A.
                           1998-2001 Operating Expense CAGR         6                5               5                3
                           1998-2001 Marketing Expense CAGR         8                6               8             N.A.
                           1998-2001 G & A Expense CAGR             4                4               3             N.A.
                           1998-2001 EBITDA CAGR                   16               23              29               25



[Goldman Sachs Logo]

QUARTERLY EBITDA COMPARISON (a)
CONSOLIDATED VS. CORE CABLE NETWORK
($ in millions)

                                   1997                                       1998
                  ----------------------------------------   ----------------------------------
Core Network        Q1      Q2      Q3      Q4     Year(c)   Six Months   Annualized(d)  Budget

Revenue           $32.6   $32.7   $35.0   $35.8   $136.2          $74.7       $151.4     $160.6

EBITDA             16.2    16.4    18.8    17.6     68.9           41.0         84.0       96.4

    Margin         49.7%   50.0%   53.7%   49.1%    50.6%          54.9%        55.5%      60.0%

    Growth(b)      21.4%   16.7%   46.3%   19.8%    25.6%          26.2%        21.8%      40.0%

                                    1997                                         1998
                  ---------------------------------------    ----------------------------------
Consolidated      Q1      Q2      Q3      Q4      Year(c)    Six Months   Annualized(d)  Budget

Revenue           $36.1   $36.6   $40.9   $40.7   $154.2          $84.9       $171.8     $180.9

EBITDA             13.6    13.7    15.3    19.9     62.4           35.4         72.8       92.1

    Margin         37.7%   37.3%   37.3%   49.0%    40.5%          41.7%        42.4%      50.9%

    Growth(b)       4.5%    6.3%   31.8%   47.6%    22.6%          26.3%        16.6%      47.5%

(a) Financial data based on publicly available relevant 10-K and 10-Q filings. Six month financial information provided by management.
(b) Growth is based on comparison to same time period in fiscal year 1996.
(c) Fiscal year ended July 31, 1997.
(d) Annualized EBITDA includes $3.0 million of EBITDA due to subscriber rate card increase effective July 1, 1998.

FIVE MONTH ACTUAL VS. BUDGET(a)
YTD Ended December 31, 1997
(dollars in millions, except per share amounts)


                                                               Variance
                              Five Month Actual   Budget      $        %
Revenue
-------
  Core Cable Network

     Advertising                          $36.8    $37.5    ($0.7)   (2.0%)

     Subscriber                            25.2     26.5    ($1.3)   (5.0%)

     Other                                  0.1        0   $  0.1    N.M.
                                          -----    -----   ------   -----

       Total Cable Revenue                $62.0    $64.0    ($2.0)  ($3.1%)

  BET on Jazz                               0.2      0.9    ($0.7)  (79.6%)

  Action Pay Per View                       3.5      4.4    ($0.9)  (20.7%)

  Emerge Magazine                           1.6      1.3   $  0.3    21.5%

  BET Weekend Magazine                      1.2      1.4    ($0.2)  (13.9%)
                                          -----    -----   ------   -----

     Total Revenue(b)                     $68.4    $72.0    ($3.6)   (5.0%)


EBITDA(c)
---------

  Core Cable Network                      $33.1    $34.6    ($1.5)   (4.3%)

  BET on Jazz                              (4.0)    (4.1)    $0.1     1.7%

  Emerge Magazine                          (0.8)    (0.7)   ($0.2)  (28.9%)

  BET Weekend Magazine                     (0.2)     0.3    ($0.5)   N.M.

  Restaurants                              (0.9)     0.2    ($1.1)   N.M.


(a) Five month actual and budget provided by management.
(b) Five month revenue contributions from restaurants, BET Satellite, BET Development, acquisitions and MSBET not provided by mgmt.
(c) Five month EBITDA not provided by management for Action Pay Per View, BET Satellite, BET Development, acquisitions and MSBET.

COMPARISON OF EBITDA MARGINS
Basic Cable Programming(a)

                                 1995A  1996A  1997A  1998E  1999E  2000E  2001E  2002E
                                 -----  -----  -----  -----  -----  -----  -----  -----
BET Core Cable EBITDA Margins    46.7%  46.9%  50.6%  60.0%  65.3%  68.4%  70.8%  72.3%

BET Consolidated EBITDA Margins  40.0%  39.0%  40.0%  51.0%  58.0%  65.0%  71.0%  72.0%

Other Selected 1998 FYE EBITDA Margins

                                             1998E
                                             -----
    Rainbow Programming                      16.4%

    USA Networks                             18.5%

    International Family Entertainment       25.8%

    E! Network                               31.8%

    MTV                                      42.6%

(a)  Based on December projections provided by BET management.

OBSERVATIONS FROM DUE DILIGENCE

Review of Management Projections for Non-Core Operations



Consolidated Non-Core Operations
--------------------------------

--  BET on Jazz has the most significant effect on valuation of all BET
     Holding's non core network ventures

  -- 97% Revenue CAGR from 1998 to 2002 growing from $2.2 million to $33.4 million
  -- Turns EBITDA positive in 2000 and grows at 88% EBITDA CAGR from 2000 to
      2002
  -- Strong EBITDA margin expansion from 30% in 2000 to 57% in 2002

--  SoundStage Restaurants also have a moderate effect on valuation

  -- 95% EBITDA CAGR from 1998 to 2002 from $1.3 million to $19.3 million

-- Action Pay-Per-View and Publishing Group do not generate meaningful EBITDA over the projected period

Equity in Unconsolidated Affiliates
-----------------------------------

-- Unconsolidated Affiliates dilute earnings through 1998

-- EPS contribution does not occur until 1999

 -- $0.17 incremental EPS in 1999
 -- $0.62 incremental EPS in 2000

-- SoundStage Hotel / Casino in main generator of this EPS pick up

SUMMARY OF OPERATING PERFORMANCE
Management December 1997 Projections
Consolidated Non-Core Operations ($ in millions, July 31 FYE)

               Revenues                                                      Operating Expenses
               --------                                                      ------------------

[Bar graph reflecting the following information:              [Bar graph reflecting the following information:

          $ millions         CAGR                                      $ millions     CAGR
          ----------         ----                                      ----------     ----
1995      11.3               ---                           1995        14.2           --
1996      12.5               11%                           1996        17.4           23%
1997      18.1               44%                           1997        23.7           37%
1998      20.3               13%                           1998        29.3           23%
1999      28.9               42%                           1999        32.2           10%
2000      40.9               42%                           2000        35.2           9%
2001      53.3               30%                           2001        38.4           9%
2002      60.8               14%                           2002        39.9           4%

          95-97 CAGR 26%                                               95-97 CAGR 26%
          98-02 CAGR 32%]                                              98-02 CAGR 8%]


                 EBITDA                                          EBIT
                 ------                                          ----

[Bar graph reflecting the following information:              [Bar graph reflecting the following information:

          $ millions         CAGR                                      $ millions     CAGR
          ----------         ----                                      ----------     ----
1995       (2.7)              ---                           1995        (5.0)         ---
1996       (4.6)              ---                           1996        (7.7)         ---
1997      (13.6)              ---                           1997       (17.0)         ---
1998       (4.3)              ---                           1998        (8.1)         ---
1999        2.4               ---                           1999        (2.3)         ---
2000       18.3               665%                          2000        12.1          ---
2001       37.9               107%                          2001        28.9          140%
2002       44.0               16%]                          2002        34.9          21%]

Note:  CAGR not measurable                                    Note:  CAGR not measurable

SUMMARY OF OPERATING PERFORMANCE
Management DEcember 1997 Projections
Equity in Unconsolidated Affiliates ($ in millions, July 31 FYE)


[BAR GRAPH REFLECTING THE FOLLOWING INFORMATION:

                       BET FILMS/BET BET              BET FINANCIAL  BET      SOUNDSTAGE
         TOTAL  OTHER  PICTURES/UIE  MOVIES/STARZ!3   SERVICES       STUDIO   HOTEL/CASINO
         -----  -----  ------------  --------------   --------       -------  ------------
                                     ($ MILLIONS)
1995     (1.2)  (0.6)  (0.6)          ---             ---            ---      ---
1996     (1.7)  (0.2)  (1.5)          ---             ---            ---      ---
1997     (3.4)   ---    ---           (3.4)           ---            ---      ---
1998     (1.2)   ---    ---           (0.8)           0.2            (0.6)    ---
1999      5.0    ---    ---           ---             3.9            1.0      ---
2000     17.9    ---    ---           2.0             3.2            2.8      9.9
2001     22.5    ---    ---           4.0             3.6            4.5      10.4
2002     23.0    ---    ---           4.0             3.6            4.5      11.0]

SUMMARY OBSERVATIONS OF MARKET PERCEPTION


Stock Price Performance


--  For the past three years, BET is up 244%; for the past year, up approximately 78%
-- For the one year and three year periods, BET performed relative to its peer groups follow


                                  Annualized Returns
                        ---------------------------------------
                        BET     S&P    Medium Cap   Large Cap
          -----------------------------------------------------
          One Year      78.42%  34.87%       25.43%      26.03%

          Three Year    51.02   28.35         7.14       10.74
          -----------------------------------------------------

Valuation
-- BET appears to be trading at a steep discount based on a discounted cash flow analysis of management projections

Analyst Perspective
-- Wall Street Analysts, most providing an outperform rating, believe in BET's long-term asset value and hae attached a significant private market premium to the public market

BET HOLDINGS
Daily Common Stock Price and Trading Volume History

[Bar graph reflecting the following information:

              Closing Market
               Price (USD)             Volume (000)
              --------------           ------------
Daily from
3/12/97
to 3/12/98
12-Mar-97         30.250                6200
13-Mar-97         30.125                1900
14-Mar-97         30.000                4900
17-Mar-97         30.125                5500
18-Mar-97         29.875                2200
19-Mar-97         30.250                3600
20-Mar-97         29.875                5400
21-Mar-97         28.250               30600
24-Mar-97         27.875               13500
25-Mar-97         28.000               53000
26-Mar-97         28.750                8300
27-Mar-97         29.875               10700
28-Mar-97         29.875
31-Mar-97         29.625               14800
01-Apr-97         30.625               11000
02-Apr-97         30.625                7100
03-Apr-97         30.500                3800
04-Apr-97         30.250                2000
07-Apr-97         30.375                3500
08-Apr-97         30.000                2200
09-Apr-97         29.750                1200
10-Apr-97         29.750                 200
11-Apr-97         29.500                1400
14-Apr-97         29.250                2500
15-Apr-97         28.625                6600
16-Apr-97         28.875               29900
17-Apr-97         28.875                2200

[Goldman Sachs Logo]

[Bar graph continued from previous page]

18-Apr-97              29.000                500
21-Apr-97              28.875               2800
22-Apr-97              28.625              12900
23-Apr-97              29.125               1100
24-Apr-97              29.000               6400
25-Apr-97              28.625               9000
28-Apr-97              28.750               9500
29-Apr-97              28.750               7000
30-Apr-97              28.875              12800
01-May-97              29.000              12100
02-May-97              29.000               8100
05-May-97              29.000              11400
06-May-97              28.625              11200
07-May-97              28.250               9800
08-May-97              27.500               9800
09-May-97              28.000              22400
12-May-97              28.875              10300
13-May-97              28.500               8700
14-May-97              28.250              14600
15-May-97              28.125              12900
16-May-97              28.625              58500
19-May-97              29.125               2900
20-May-97              29.125               3900
21-May-97              30.000               5400
22-May-97              30.625               7600
23-May-97              30.875               4400
26-May-97              30.875
27-May-97              31.250               5200
28-May-97              31.750              58300
29-May-97              32.125               9900
30-May-97              32.125              16500
02-Jun-97              33.125              11500
03-Jun-97              33.125               8000

[Bar graph continued from previous page]

          04-Jun-97            33.125           3000
          05-Jun-97            33.250          19000
          06-Jun-97            33.375           4400
          09-Jun-97            33.250          17500
          10-Jun-97            33.500           9300
          11-Jun-97            34.500          34500
          12-Jun-97            34.000          12700
          13-Jun-97            33.750          45100
          16-Jun-97            33.625           2900
          17-Jun-97            33.625           4300
          18-Jun-97            33.250           7800
          19-Jun-97            33.375          29000
          20-Jun-97            33.250          59500
          23-Jun-97            33.750          25900
          24-Jun-97            33.750          24800
          25-Jun-97            33.875           9400
          26-Jun-97            33.500           3800
          27-Jun-97            33.000          23800
          30-Jun-97            32.750          25500
          01-Jul-97            32.750          16800
          02-Jul-97            32.875          11300
          03-Jul-97            33.250           3900
          04-Jul-97            33.250
          07-Jul-97            32.938          29900
          08-Jul-97            32.938           2800
          09-Jul-97            32.813           7700
          10-Jul-97            33.375          20900
          11-Jul-97            33.063          40800
          14-Jul-97            32.813          40800
          15-Jul-97            32.500          31200
          16-Jul-97            32.125          39400
          17-Jul-97            33.250          68000

[Bar graph continued from previous page]

          18-Jul-97            34.938          27000
          21-Jul-97            34.938          10000
          22-Jul-97            35.250          12100
          23-Jul-97            35.875          12800
          24-Jul-97            35.875           2200
          25-Jul-97            36.500          11000
          28-Jul-97            36.625           4800
          29-Jul-97            36.875           4300
          30-Jul-97            37.438           9700
          31-Jul-97            40.000          25500
          01-Aug-97            39.000          40800
          04-Aug-97            38.750           4400
          05-Aug-97            38.938           2900
          06-Aug-97            39.250           3500
          07-Aug-97            39.250           2300
          08-Aug-97            39.250           3300
          11-Aug-97            39.375           1600
          12-Aug-97            39.250            300
          13-Aug-97            39.563           4500
          14-Aug-97            39.813           6100
          15-Aug-97            39.750           3600
          18-Aug-97            39.625           4800
          19-Aug-97            39.938           4800
          20-Aug-97            40.250           9400
          21-Aug-97            39.750           4200
          22-Aug-97            39.625           3800
          25-Aug-97            39.563            900
          26-Aug-97            39.500           9300
          27-Aug-97            39.563           5200
          28-Aug-97            39.500           5200
          29-Aug-97            39.375           7600
          01-Sep-97            39.375
          02-Sep-97            39.875           3600

[Bar graph continued from previous page]

          03-Sep-97            39.750            6900
          04-Sep-97            39.750            1000
          05-Sep-97            39.750            3500
          08-Sep-97            41.313           22200
          09-Sep-97            41.875            3100
          10-Sep-97            41.000            7900
          11-Sep-97            51.500           49300
          12-Sep-97            52.563          171500
          15-Sep-97            52.563           18200
          16-Sep-97            53.000           33300
          17-Sep-97            53.125          214700
          18-Sep-97            53.438            8100
          19-Sep-97            52.875            7600
          22-Sep-97            53.000           14200
          23-Sep-97            52.875           38400
          24-Sep-97            53.125           26700
          25-Sep-97            53.063           18600
          26-Sep-97            52.938            5000
          29-Sep-97            52.813           88300
          30-Sep-97            52.875           14700
          01-Oct-97            53.000           18000
          02-Oct-97            53.000            6000
          03-Oct-97            53.000           26000
          06-Oct-97            53.125            3100
          07-Oct-97            54.563          191900
          08-Oct-97            54.625           14000
          09-Oct-97            53.625            5100
          10-Oct-97            55.125           14800
          13-Oct-97            54.375           12600
          14-Oct-97            53.875            1400
          15-Oct-97            53.938           12400
          16-Oct-97            54.000            3200
          17-Oct-97            53.938            8900

[Bar graph continued from previous page]

          20-Oct-97            54.125           2800
          21-Oct-97            54.063           4200
          22-Oct-97            54.000          11000
          23-Oct-97            53.125          13200
          24-Oct-97            53.438          11500
          27-Oct-97            52.000           9900
          28-Oct-97            51.250          19100
          29-Oct-97            51.750          19500
          30-Oct-97            50.938           6100
          31-Oct-97            50.938          15900
          03-Nov-97            50.938
          04-Nov-97            52.063           3500
          05-Nov-97            52.000           3700
          06-Nov-97            52.000           5700
          07-Nov-97            51.250          12700
          10-Nov-97            51.750          62200
          11-Nov-97            52.125           9200
          12-Nov-97            51.500          12900
          13-Nov-97            51.875          52200
          14-Nov-97            51.750          40800
          17-Nov-97            52.125          73700
          18-Nov-97            52.250          12000
          19-Nov-97            52.000          35600
          20-Nov-97            52.531          98800
          21-Nov-97            52.625          22200
          24-Nov-97            52.563          17500
          25-Nov-97            52.188          42500
          26-Nov-97            52.688           3900
          27-Nov-97            52.688
          28-Nov-97            53.313          10200
          01-Dec-97            53.000          14200
          02-Dec-97            52.688           3400
          03-Dec-97            52.000           9000

[Bar graph continued from previous page]

          04-Dec-97            52.313          50800
          05-Dec-97            52.375          51400
          08-Dec-97            52.438          32600
          09-Dec-97            53.625          28600
          10-Dec-97            52.750           7100
          11-Dec-97            52.375          16000
          12-Dec-97            52.875          13000
          15-Dec-97            52.875          19100
          16-Dec-97            53.250          18200
          17-Dec-97            53.500          18600
          18-Dec-97            53.250          14800
          19-Dec-97            53.625          11800
          22-Dec-97            54.000           3800
          23-Dec-97            54.063           5100
          24-Dec-97            54.000           2700
          25-Dec-97            54.000
          26-Dec-97            53.875           1000
          29-Dec-97            53.875           1900
          30-Dec-97            53.938           5100
          31-Dec-97            54.625          12100
          01-Jan-98            54.625
          02-Jan-98            54.813           3100
          05-Jan-98            55.000           1400
          06-Jan-98            55.000            100
          07-Jan-98            54.438           6700
          08-Jan-98            54.188           8100
          09-Jan-98            54.250           8300
          12-Jan-98            54.063           1500
          13-Jan-98            53.813           9100
          14-Jan-98            53.500          11400
          15-Jan-98            53.000           1600
          16-Jan-98            53.375           3600
          19-Jan-98            53.375

[Bar graph continued from previous page]

          20-Jan-98            53.375
          21-Jan-98            53.000           7500
          22-Jan-98            53.375           3000
          23-Jan-98            53.000          18300
          26-Jan-98            54.750           5200
          27-Jan-98            55.125          54000
          28-Jan-98            54.938           8000
          29-Jan-98            54.938           3000
          30-Jan-98            55.125           3800
          02-Feb-98            55.375           2900
          03-Feb-98            55.625           6300
          04-Feb-98            55.250           7000
          05-Feb-98            53.500           9600
          06-Feb-98            54.500           9700
          09-Feb-98            54.938           7900
          10-Feb-98            55.125           9200
          11-Feb-98            55.313           5500
          12-Feb-98            54.125          22300
          13-Feb-98            53.438          24700
          16-Feb-98            53.438
          17-Feb-98            53.625           4800
          18-Feb-98            53.625           2500
          19-Feb-98            53.813           3600
          20-Feb-98            55.250          12200
          23-Feb-98            55.125           9200
          24-Feb-98            55.000           2400
          25-Feb-98            55.000           1600
          26-Feb-98            54.563          27700
          27-Feb-98            54.563          16700
          02-Mar-98            55.250           6300
          03-Mar-98            54.875          13600
          04-Mar-98            54.625          10000

[Bar graph continued from previous page]

          05-Mar-98            54.500           9900
          06-Mar-98            54.688           2800
          09-Mar-98            54.000           6800
          10-Mar-98            55.125           8000
          11-Mar-98            54.750           5000
          12-Mar-98            53.750          13000]

6/11/97                            10/6/97
-------                            -------
Market Cap             616         Market Cap               951
1997 EBITDA Multiple   9.9x        1997 EBITDA Multiple   15.2X




7/31/97                            12/31/97
-------                            --------
Market Cap              716        Market Cap             1,032
1997 EBITDA Multiple  11.5X        1997 EBITDA            16.5X




9/10/97
-------
Market Cap              734
1997 EBITDA Multiple  11.8X]

Source: Muller

PRICE AND VOLUME HISTORY
BET Holdings, Inc.

                    One Year                                                      Three Year
                    --------                                                      ----------

[Bar graph reflecting the following information:                [Bar graph reflecting the following information:

                Closing Market                                              Closing Market
                Price (USD)         Volume (000)                            Price (USD)         Volume (000)
                -----------         ------------                            -----------         -----------
 Daily from                                                 Weekly from
 3/12/97 to                                                  3/10/95 to
 3/12/98                                                     3/6/98
12-Mar-97         30.250                6200                10-Mar-95          15.750              11800
13-Mar-97         30.125                1900                17-Mar-95          16.125               6900
14-Mar-97         30.000                4900                24-Mar-95          16.875              79400
17-Mar-97         30.125                5500                31-Mar-95          17.375              31300
18-Mar-97         29.875                2200                07-Apr-95          17.250             114800
19-Mar-97         30.250                3600                14-Apr-95          17.000             123500
20-Mar-97         29.875                5400                21-Apr-95          18.000              58400
21-Mar-97         28.250               30600                28-Apr-95          17.000               5400
24-Mar-97         27.875               13500                05-May-95          17.250              20300
25-Mar-97         28.000               53000                12-May-95          17.250              21000
26-Mar-97         28.750                8300                19-May-95          17.125              35000
27-Mar-97         29.875               10700                26-May-95          17.500              22000
28-Mar-97         29.875                                    02-Jun-95          17.375               9000
31-Mar-97         29.625               14800                09-Jun-95          17.375             157200
01-Apr-97         30.625               11000                16-Jun-95          17.625              15100
02-Apr-97         30.625                7100                23-Jun-95          18.625              13800
03-Apr-97         30.500                3800                30-Jun-95          18.250               8200
04-Apr-97         30.250                2000                07-Jul-95          18.750              26800
07-Apr-97         30.375                3500                14-Jul-95          18.625               2800
08-Apr-97         30.000                2200                21-Jul-95          16.750              67000
09-Apr-97         29.750                1200                28-Jul-95          17.625              32500
10-Apr-97         29.750                 200                04-Aug-95          18.125              14400
11-Apr-97         29.500                1400                11-Aug-95          18.250              35100
14-Apr-97         29.250                2500                18-Aug-95          18.375              21600
15-Apr-97         28.625                6600                25-Aug-95          18.375              19500
16-Apr-97         28.875               29900                01-Sep-95          18.875              32600
17-Apr-97         28.875                2200                08-Sep-95          19.125              24300

[Bar graph continued from previous page]

18-Apr-97         29.000                 500                15-Sep-95          19.625               10700
21-Apr-97         28.875                2800                22-Sep-95          19.000               31700
22-Apr-97         28.625               12900                29-Sep-95          20.000               49400
23-Apr-97         29.125                1100                06-Oct-95          19.000               63000
24-Apr-97         29.000                6400                13-Oct-95          19.625               41500
25-Apr-97         28.625                9000                20-Oct-95          21.750               52800
28-Apr-97         28.750                9500                27-Oct-95          21.000               13200
29-Apr-97         28.750                7000                03-Nov-95          22.250              155800
30-Apr-97         28.875               12800                10-Nov-95          20.875               17800
01-May-97         29.000               12100                17-Nov-95          21.625              120200
02-May-97         29.000                8100                24-Nov-95          23.000               19400
05-May-97         29.000               11400                01-Dec-95          23.500               32100
06-May-97         28.625               11200                08-Dec-95          23.625               14600
07-May-97         28.250                9800                15-Dec-95          23.000               28700
08-May-97         27.500                9800                22-Dec-95          22.250               16600
09-May-97         28.000               22400                29-Dec-95          22.875              129000
12-May-97         28.875               10300                05-Jan-96          23.500               81500
13-May-97         28.500                8700                12-Jan-96          23.000               39100
14-May-97         28.250               14600                19-Jan-96          25.000               64200
15-May-97         28.125               12900                26-Jan-96          23.500               63300
16-May-97         28.625               58500                02-Feb-96          25.750              118300
19-May-97         29.125                2900                09-Feb-96          28.750              116300
20-May-97         29.125                3900                16-Feb-96          30.250              246700
21-May-97         30.000                5400                23-Feb-96          30.750              240400
22-May-97         30.625                7600                01-Mar-96          30.875              104900
23-May-97         30.875                4400                08-Mar-96          31.250              104100
26-May-97         30.875                                    15-Mar-96          31.500               46800
27-May-97         31.250                5200                22-Mar-96          29.375               70900
28-May-97         31.750               58300                29-Mar-96          27.875              103200
29-May-97         32.125                9900                05-Apr-96          27.750               80200
30-May-97         32.125               16500                12-Apr-96          26.625               93500
02-Jun-97         33.125               11500                19-Apr-96          28.625               48600

[Bar graph continued from previous page]

03-Jun-97         33.125                8000                26-Apr-96          29.250              29000
04-Jun-97         33.125                3000                03-May-96          29.625              40500
05-Jun-97         33.250               19000                10-May-96          29.500              49400
06-Jun-97         33.375                4400                17-May-96          27.500             119000
09-Jun-97         33.250               17500                24-May-96          27.000              43300
10-Jun-97         33.500                9300                31-May-96          26.625             118800
11-Jun-97         34.500               34500                07-Jun-96          28.250              98600
12-Jun-97         34.000               12700                14-Jun-96          27.500              64500
13-Jun-97         33.750               45100                21-Jun-96          26.500             112300
16-Jun-97         33.625                2900                28-Jun-96          26.375              58100
17-Jun-97         33.625                4300                05-Jul-96          24.750             128900
18-Jun-97         33.250                7800                12-Jul-96          25.750              58800
19-Jun-97         33.375               29000                19-Jul-96          26.375              32100
20-Jun-97         33.250               59500                26-Jul-96          25.188              33300
23-Jun-97         33.750               25900                02-Aug-96          23.500              59200
24-Jun-97         33.750               24800                09-Aug-96          24.375              60500
25-Jun-97         33.875                9400                16-Aug-96          25.625              22000
26-Jun-97         33.500                3800                23-Aug-96          25.750              11700
27-Jun-97         33.000               23800                30-Aug-96          25.625              11300
30-Jun-97         32.750               25500                06-Sep-96          25.500               8900
01-Jul-97         32.750               16800                13-Sep-96          26.875              21000
02-Jul-97         32.875               11300                20-Sep-96          26.750              49000
03-Jul-97         33.250                3900                27-Sep-96          29.000              47200
04-Jul-97         33.250                                    04-Oct-96          29.250              30200
07-Jul-97         32.938               29900                11-Oct-96          28.875              19400
08-Jul-97         32.938                2800                18-Oct-96          29.000              38000
09-Jul-97         32.813                7700                25-Oct-96          29.875              52100
10-Jul-97         33.375               20900                01-Nov-96          29.000              23400
11-Jul-97         33.063               40800                08-Nov-96          27.250              43700
14-Jul-97         32.813               40800                15-Nov-96          27.500              63100
15-Jul-97         32.500               31200                22-Nov-96          27.750              15800
16-Jul-97         32.125               39400                29-Nov-96          27.750              17600

[Bar graph continued from previous page]

17-Jul-97         33.250                68000               06-Dec-96          28.375              23800
18-Jul-97         34.938                27000               13-Dec-96          26.750              41100
21-Jul-97         34.938                10000               20-Dec-96          26.750             131600
22-Jul-97         35.250                12100               27-Dec-96          27.625              88700
23-Jul-97         35.875                12800               03-Jan-97          29.313              38600
24-Jul-97         35.875                 2200               10-Jan-97          27.875              49900
25-Jul-97         36.500                11000               17-Jan-97          27.875              89000
28-Jul-97         36.625                 4800               24-Jan-97          25.250              85600
29-Jul-97         36.875                 4300               31-Jan-97          26.250              96000
30-Jul-97         37.438                 9700               07-Feb-97          26.500              50000
31-Jul-97         40.000                25500               14-Feb-97          29.375              27100
01-Aug-97         39.000                40800               21-Feb-97          30.250              48900
04-Aug-97         38.750                 4400               28-Feb-97          29.375              23100
05-Aug-97         38.938                 2900               07-Mar-97          28.250              33300
06-Aug-97         39.250                 3500               14-Mar-97          30.000              23500
07-Aug-97         39.250                 2300               21-Mar-97          28.250              47300
08-Aug-97         39.250                 3300               28-Mar-97          29.875             116100
11-Aug-97         39.375                 1600               04-Apr-97          30.250              38700
12-Aug-97         39.250                  300               11-Apr-97          29.500               8500
13-Aug-97         39.563                 4500               18-Apr-97          29.000              41700
14-Aug-97         39.813                 6100               25-Apr-97          28.625              32200
15-Aug-97         39.750                 3600               02-May-97          29.000              49500
18-Aug-97         39.625                 4800               09-May-97          28.000              64600
19-Aug-97         39.938                 4800               16-May-97          28.625             105000
20-Aug-97         40.250                 9400               23-May-97          30.875              24200
21-Aug-97         39.750                 4200               30-May-97          32.125              94300
22-Aug-97         39.625                 3800               06-Jun-97          33.375              45900
25-Aug-97         39.563                  900               13-Jun-97          33.750             119100
26-Aug-97         39.500                 9300               20-Jun-97          33.250             103500
27-Aug-97         39.563                 5200               27-Jun-97          33.000              87700
28-Aug-97         39.500                 5200               04-Jul-97          33.250              81300
29-Aug-97         39.375                 7600               11-Jul-97          33.063             102100

[Bar graph continued from previous page]

01-Sep-97         39.375                                    18-Jul-97          34.938             206400
02-Sep-97         39.875                 3600               25-Jul-97          36.500              48100
03-Sep-97         39.750                 6900               01-Aug-97          39.000              85100
04-Sep-97         39.750                 1000               08-Aug-97          39.250              16400
05-Sep-97         39.750                 3500               15-Aug-97          39.750              16100
08-Sep-97         41.313                22200               22-Aug-97          39.625              27000
09-Sep-97         41.875                 3100               29-Aug-97          39.375              28200
10-Sep-97         41.000                 7900               05-Sep-97          39.750              22600
11-Sep-97         51.500                49300               12-Sep-97          52.563             254000
12-Sep-97         52.563               171500               19-Sep-97          52.875             281900
15-Sep-97         52.563                18200               26-Sep-97          52.938             102900
16-Sep-97         53.000                33300               03-Oct-97          53.000             153000
17-Sep-97         53.125               214700               10-Oct-97          55.125             228900
18-Sep-97         53.438                 8100               17-Oct-97          53.938              38500
19-Sep-97         52.875                 7600               24-Oct-97          53.438              42700
22-Sep-97         53.000                14200               31-Oct-97          50.938              70500
23-Sep-97         52.875                38400               07-Nov-97          51.250              56500
24-Sep-97         53.125                26700               14-Nov-97          51.750             177300
25-Sep-97         53.063                18600               21-Nov-97          52.625             242300
26-Sep-97         52.938                 5000               28-Nov-97          53.313              96300
29-Sep-97         52.813                88300               05-Dec-97          52.375             128800
30-Sep-97         52.875                14700               12-Dec-97          52.875              97300
01-Oct-97         53.000                18000               19-Dec-97          53.625              82500
02-Oct-97         53.000                 6000               26-Dec-97          53.875              24400
03-Oct-97         53.000                26000               02-Jan-98          54.813              23200
06-Oct-97         53.125                 3100               09-Jan-98          54.250              24600
07-Oct-97         54.563               191900               16-Jan-98          53.375              27200
08-Oct-97         54.625                14000               23-Jan-98          53.000              32400
09-Oct-97         53.625                 5100               30-Jan-98          55.125              74000
10-Oct-97         55.125                14800               06-Feb-98          54.500              35500
13-Oct-97         54.375                12600               13-Feb-98          53.438              69600
14-Oct-97         53.875                 1400               20-Feb-98          55.250              47800
15-Oct-97         53.938                12400               27-Feb-98          54.563              57600
16-Oct-97         54.000                 3200               06-Mar-98          54.688              42600

[Bar graph continued from previous page]

17-Oct-97         53.938              8900
20-Oct-97         54.125              2800
21-Oct-97         54.063              4200
22-Oct-97         54.000             11000
23-Oct-97         53.125             13200
24-Oct-97         53.438             11500
27-Oct-97         52.000              9900
28-Oct-97         51.250             19100
29-Oct-97         51.750             19500
30-Oct-97         50.938              6100
31-Oct-97         50.938             15900
03-Nov-97         50.938
04-Nov-97         52.063              3500
05-Nov-97         52.000              3700
06-Nov-97         52.000              5700
07-Nov-97         51.250             12700
10-Nov-97         51.750             62200
11-Nov-97         52.125              9200
12-Nov-97         51.500             12900
13-Nov-97         51.875             52200
14-Nov-97         51.750             40800
17-Nov-97         52.125             73700
18-Nov-97         52.250             12000
19-Nov-97         52.000             35600
20-Nov-97         52.531             98800
21-Nov-97         52.625             22200
24-Nov-97         52.563             17500
25-Nov-97         52.188             42500
26-Nov-97         52.688              3900
27-Nov-97         52.688
28-Nov-97         53.313             10200
01-Dec-97         53.000             14200

[Bar graph continued from previous page]

02-Dec-97         52.688              3400
03-Dec-97         52.000              9000
04-Dec-97         52.313             50800
05-Dec-97         52.375             51400
08-Dec-97         52.438             32600
09-Dec-97         53.625             28600
10-Dec-97         52.750              7100
11-Dec-97         52.375             16000
12-Dec-97         52.875             13000
15-Dec-97         52.875             19100
16-Dec-97         53.250             18200
17-Dec-97         53.500             18600
18-Dec-97         53.250             14800
19-Dec-97         53.625             11800
22-Dec-97         54.000              3800
23-Dec-97         54.063              5100
24-Dec-97         54.000              2700
25-Dec-97         54.000
26-Dec-97         53.875              1000
29-Dec-97         53.875              1900
30-Dec-97         53.938              5100
31-Dec-97         54.625             12100
01-Jan-98         54.625
02-Jan-98         54.813              3100
05-Jan-98         55.000              1400
06-Jan-98         55.000               100
07-Jan-98         54.438              6700
08-Jan-98         54.188              8100
09-Jan-98         54.250              8300
12-Jan-98         54.063              1500
13-Jan-98         53.813              9100

[Bar graph continued from previous page]

14-Jan-98         53.500             11400
15-Jan-98         53.000              1600
16-Jan-98         53.375              3600
19-Jan-98         53.375
20-Jan-98         53.375
21-Jan-98         53.000              7500
22-Jan-98         53.375              3000
23-Jan-98         53.000             18300
26-Jan-98         54.750              5200
27-Jan-98         55.125             54000
28-Jan-98         54.938              8000
29-Jan-98         54.938              3000
30-Jan-98         55.125              3800
02-Feb-98         55.375              2900
03-Feb-98         55.625              6300
04-Feb-98         55.250              7000
05-Feb-98         53.500              9600
06-Feb-98         54.500              9700
09-Feb-98         54.938              7900
10-Feb-98         55.125              9200
11-Feb-98         55.313              5500
12-Feb-98         54.125             22300
13-Feb-98         53.438             24700
16-Feb-98         53.438
17-Feb-98         53.625              4800
18-Feb-98         53.625              2500
19-Feb-98         53.813              3600
20-Feb-98         55.250             12200
23-Feb-98         55.125              9200
24-Feb-98         55.000              2400
25-Feb-98         55.000              1600

[Bar graph continued from previous page]

26-Feb-98         54.563             27700
27-Feb-98         54.563             16700
02-Mar-98         55.250              6300
03-Mar-98         54.875             13600
04-Mar-98         54.625             10000
05-Mar-98         54.500              9900
06-Mar-98         54.688              2800
09-Mar-98         54.000              6800
10-Mar-98         55.125              8000
11-Mar-98         54.750              5000
12-Mar-98         53.750             13000]

ANALYSIS OF BET HOLDINGS
Public Trading History

Shares Traded at Various Prices - Three Years          Shares Traded at Various Prices - One Year
---------------------------------------------          ------------------------------------------
[Bar graph reflecting the following information:       [Bar graph reflecting the following information:

Daily from                                             Daily from
3/13/95 to 3/12/98            Volume (000)             3/13/97 to 3/13/98            Volume (000)
------------------            ------------             ------------------            ------------
  15.00 to 17.99                653100.00                27.00 to 28.99                356300.00
      18.00                     643100.00                    29.00                     147700.00
      21.00                     562200.00                    31.00                     295300.00
      24.00                    1289200.00                    33.00                     526800.00
      27.00                    2033700.00                    35.00                      47200.00
      30.00                    1150600.00                    37.00                      17000.00
      33.00                     553900.00                    39.00                     161700.00
      36.00                      37100.00                    41.00                      33200.00
      39.00                     194900.00                    43.00                          0.00
      42.00                          0.00                    45.00                          0.00
      45.00                          0.00                    47.00                          0.00
      48.00                      22000.00                    49.00                      22000.00
      51.00                    1842200.00                    51.00                    1183900.00
  54.00 to 56.99                584400.00                    53.00                    1119700.00
                                                         55.00 to 56.99                144700.00

                     Weighted Average Price: 33.49                         Weighted Average Price: 45.04
                     Total Shares Traded as Percent                        Total Shares Traded as Percent
                     of Shares Outstanding:  95.4%]                        of Shares Outstanding:  40.0%]

[Bar graphs continued from previous page]

Shares Traded at Various Prices - Six Months           Shares Traded at Various Prices - Three Months
--------------------------------------------           ----------------------------------------------
[Bar graph reflecting the following information:       [Bar graph reflecting the following information:

Daily from                                             Daily from
9/15/97 to 3/13/98            Volume (000)             12/15/97 to 3/13/98           Volume (000)
--------------------          ------------             -------------------           ------------
   50.70 to 51.19               22000.00                  52.70 to 52.89                19100.00
   51.20                        44700.00                  52.90                         27400.00
   51.70                       398400.00                  53.10                         33000.00
   52.20                       326800.00                  53.30                         31300.00
   52.70                       608600.00                  53.50                         58700.00
   53.20                       186500.00                  53.70                         28600.00
   53.70                       127900.00                  53.90                         25000.00
   54.20                       344100.00                  54.10                         38700.00
   54.70                       150300.00                  54.30                          6700.00
   55.20 to 55.69               40200.00                  54.50                        110600.00
                                                          54.70                         26900.00
                                                          54.90                         24400.00
                                                          55.10                        109700.00
                                                          55.30                          8400.00
                                                          55.50 to 55.69                 6300.00

                      Weighted Average Price: 53.20                           Weighted Average Price: 54.24
                      Total Shares Traded as Percent                          Total Shares Traded as Percent
                      of Shares Outstanding:  22.0%]                          of Shares Outstanding:  5.3%]

RELATIVE STOCK PERORMANCE


For the past year, BET is up approximately 78%

Large Cap Index includes:  Disney, EMI Group, News Corp, Polygram, Seagram, Time
---------
Warner, Viacom

Medium Cap Index includes:  Gaylords Entertainment, Int'l Family, KingWorld,
----------
Spelling Entertainment


                              3 Year Weekly
                              -------------

[Chart reflecting the following information:

                                 Indexed Price
                                 -------------

Weekly from                                 Large                Medium
3/10/95 to 3/6/98        BET Holdings Inc.  Capitalization       Capitalization      S&P 400 Industrials
-----------------        -----------------  --------------       --------------      -------------------
10-Mar-95                     100.0                  100.0                100.0             100.0
17-Mar-95                     101.6                  101.2                105.6             101.3
24-Mar-95                     106.3                  101.8                103.3             102.6
31-Mar-95                     109.4                  101.0                106.1             102.6
07-Apr-95                     108.7                   99.3                104.3             103.2
14-Apr-95                     107.1                  100.5                102.1             104.0
21-Apr-95                     113.4                   97.9                103.3             104.0
28-Apr-95                     107.1                   99.5                104.1             105.3
05-May-95                     108.7                  101.9                107.6             106.3
12-May-95                     108.7                  103.2                109.7             107.4
19-May-95                     107.9                  102.7                106.6             106.2
26-May-95                     110.2                  105.4                105.6             107.0
02-Jun-95                     109.4                  105.2                109.9             108.4
09-Jun-95                     109.4                  105.7                111.2             108.1
16-Jun-95                     111.0                  107.3                111.6             110.6
23-Jun-95                     117.3                  109.6                110.6             112.5
30-Jun-95                     115.0                  109.6                106.7             111.7
07-Jul-95                     118.1                  111.5                108.5             114.1
14-Jul-95                     117.3                  112.3                107.5             115.1

Note:  IFE stock stopped trading effective 9/5/97 due to merger with News Corp.

[Chart continued from previous page]

21-Jul-95                     105.5                  115.2                 107.1            113.7
28-Jul-95                     111.0                  114.3                 106.7            115.5
04-Aug-95                     114.2                  116.0                 108.0            114.4
11-Aug-95                     115.0                  114.2                 112.7            113.7
18-Aug-95                     115.7                  116.4                 117.3            114.3
25-Aug-95                     115.7                  113.5                 118.7            114.0
01-Sep-95                     118.9                  112.8                 120.0            114.5
08-Sep-95                     120.5                  112.6                 120.8            116.4
15-Sep-95                     123.6                  113.5                 124.5            118.1
22-Sep-95                     119.7                  113.5                 122.0            118.0
29-Sep-95                     126.0                  112.7                 120.4            118.0
06-Oct-95                     119.7                  112.1                 117.0            117.3
13-Oct-95                     123.6                  110.6                 118.8            117.3
20-Oct-95                     137.0                  110.5                 117.9            118.3
27-Oct-95                     132.3                  106.1                 113.7            117.0
03-Nov-95                     140.2                  107.9                 115.2            119.2
10-Nov-95                     131.5                  108.4                 117.3            119.8
17-Nov-95                     136.2                  108.7                 118.8            121.4
24-Nov-95                     144.9                  112.6                 118.2            121.4
01-Dec-95                     148.0                  111.1                 119.5            122.4
08-Dec-95                     148.8                  110.0                 118.2            124.9
15-Dec-95                     144.9                  109.4                 116.6            124.5
22-Dec-95                     140.2                  105.9                 114.8            123.5
29-Dec-95                     144.1                  105.6                 115.8            124.0
05-Jan-96                     148.0                  106.1                 115.4            124.3
12-Jan-96                     144.9                  105.9                 112.7            121.2
19-Jan-96                     157.5                  105.3                 114.0            123.1
26-Jan-96                     148.0                  107.2                 115.7            125.5
02-Feb-96                     162.2                  108.1                 119.4            128.4
09-Feb-96                     181.1                  109.6                 122.1            132.2
16-Feb-96                     190.6                  110.3                 121.0            130.9

[Chart continued from previous page]

23-Feb-96                     193.7                  112.6                 121.8            133.4
01-Mar-96                     194.5                  110.7                 119.9            130.1
08-Mar-96                     196.9                  110.1                 115.0            128.6
15-Mar-96                     198.4                  111.6                 115.0            131.0
22-Mar-96                     185.0                  111.3                 119.1            132.1
29-Mar-96                     175.6                  109.4                 119.7            131.0
05-Apr-96                     174.8                  109.4                 116.9            133.2
12-Apr-96                     167.7                  106.6                 114.7            129.8
19-Apr-96                     180.3                  109.4                 117.1            131.4
26-Apr-96                     184.3                  109.3                 117.4            133.4
03-May-96                     186.6                  107.8                 116.1            131.4
10-May-96                     185.8                  107.2                 117.6            132.9
17-May-96                     173.2                  109.7                 117.2            136.9
24-May-96                     170.1                  111.0                 120.2            138.8
31-May-96                     167.7                  108.4                 118.4            137.2
07-Jun-96                     178.0                  108.1                 116.5            138.1
14-Jun-96                     173.2                  106.8                 117.6            136.6
21-Jun-96                     166.9                  107.5                 114.7            136.9
28-Jun-96                     166.1                  108.0                 116.6            136.9
05-Jul-96                     155.9                  105.2                 116.0            134.4
12-Jul-96                     162.2                  100.3                 112.2            131.8
19-Jul-96                     166.1                   98.0                 109.3            130.1
26-Jul-96                     159.1                   96.5                 106.6            129.4
02-Aug-96                     148.0                  101.5                 112.7            134.6
09-Aug-96                     153.5                  100.9                 110.6            134.6
16-Aug-96                     161.4                  100.4                 111.5            135.0
23-Aug-96                     162.2                  100.1                 110.9            135.4
30-Aug-96                     161.4                   99.1                 109.4            132.4
06-Sep-96                     160.6                   99.1                 114.6            133.3
13-Sep-96                     169.3                  103.2                 111.5            138.2
20-Sep-96                     168.5                  102.7                 108.9            140.1

[Chart continued from previous page]

27-Sep-96                     182.7                  104.4                 105.9            139.4
04-Oct-96                     184.3                  106.6                 110.9            142.3
11-Oct-96                     181.9                  106.9                 108.6            142.4
18-Oct-96                     182.7                  105.9                 105.7            144.3
25-Oct-96                     188.2                  103.1                 106.7            141.9
01-Nov-96                     182.7                  104.2                 104.9            141.9
08-Nov-96                     171.7                  107.2                 103.0            147.5
15-Nov-96                     173.2                  108.8                 106.3            149.0
22-Nov-96                     174.8                  110.3                 106.2            151.0
29-Nov-96                     174.8                  110.4                 103.6            152.4
06-Dec-96                     178.7                  106.7                 104.0            149.3
13-Dec-96                     168.5                  105.3                 102.8            147.4
20-Dec-96                     168.5                  107.9                 103.5            151.0
27-Dec-96                     174.0                  106.7                 104.5            152.7
03-Jan-97                     184.6                  105.8                 109.2            151.3
10-Jan-97                     175.6                  105.9                 106.6            153.9
17-Jan-97                     175.6                  105.9                 109.9            157.0
24-Jan-97                     159.1                  105.1                 114.5            155.5
31-Jan-97                     165.4                  105.2                 114.9            158.7
07-Feb-97                     166.9                  106.3                 119.2            158.7
14-Feb-97                     185.0                  109.4                 113.4            162.0
21-Feb-97                     190.6                  108.4                 109.9            160.7
28-Feb-97                     185.0                  107.7                 107.3            158.8
07-Mar-97                     178.0                  111.7                 113.8            160.7
14-Mar-97                     189.0                  109.4                 110.1            159.2
21-Mar-97                     178.0                  108.4                 106.3            157.4
28-Mar-97                     188.2                  106.7                 110.1            156.0
04-Apr-97                     190.6                  105.3                 111.6            153.0
11-Apr-97                     185.8                  102.2                 109.0            148.8
18-Apr-97                     182.7                  107.1                 110.0            155.2
25-Apr-97                     180.3                  104.0                 108.0            155.2

[Chart continued from previous page]

02-May-97                182.7                 108.3                 115.8                  164.1
09-May-97                176.4                 108.4                 113.3                  166.8
16-May-97                180.3                 109.1                 122.1                  168.0
23-May-97                194.5                 110.9                 125.8                  171.8
30-May-97                202.4                 108.9                 131.5                  172.0
06-Jun-97                210.2                 110.0                 140.9                  173.4
13-Jun-97                212.6                 114.3                 145.9                  180.6
20-Jun-97                209.4                 114.4                 143.6                  181.3
27-Jun-97                207.9                 111.8                 145.6                  179.4
04-Jul-97                209.4                 111.8                 147.1                  185.2
11-Jul-97                208.3                 109.9                 148.4                  185.6
18-Jul-97                220.1                 108.5                 148.4                  185.9
25-Jul-97                229.9                 111.1                 150.0                  190.3
01-Aug-97                245.7                 113.0                 152.6                  191.2
08-Aug-97                247.2                 111.4                 153.2                  189.4
15-Aug-97                250.4                 108.1                 155.1                  182.0
22-Aug-97                249.6                 109.4                 151.9                  186.9
29-Aug-97                248.0                 108.6                 153.2                  181.8
05-Sep-97                250.4                 111.1                 154.4                  187.7
12-Sep-97                331.1                 111.1                  97.3                  186.3
19-Sep-97                333.1                 114.5                 100.2                  191.2
26-Sep-97                333.5                 114.6                 102.6                  190.0
03-Oct-97                333.9                 117.0                 109.2                  193.6
10-Oct-97                347.2                 115.5                 114.2                  194.4
17-Oct-97                339.8                 114.3                 113.0                  189.1
24-Oct-97                336.6                 116.0                 115.8                  188.3
31-Oct-97                320.9                 111.7                 111.9                  183.2
07-Nov-97                322.8                 113.7                 113.5                  185.8
14-Nov-97                326.0                 115.3                 119.5                  186.9
21-Nov-97                331.5                 118.4                 124.8                  193.2

[Chart continued from previous page]

28-Nov-97                335.8                 115.7                 120.3                  190.9
05-Dec-97                329.9                 115.6                 120.5                  196.0
12-Dec-97                333.1                 115.8                 120.1                  189.5
19-Dec-97                337.8                 116.3                 119.8                  188.0
26-Dec-97                339.4                 116.3                 119.7                  186.1
02-Jan-98                345.3                 120.2                  93.1                  193.9
09-Jan-98                341.7                 116.9                  92.0                  185.2
16-Jan-98                336.2                 120.2                  95.6                  192.3
23-Jan-98                333.9                 122.0                  94.2                  192.5
30-Jan-98                347.2                 124.4                  98.5                  197.0
06-Feb-98                343.3                 127.6                  97.2                  203.0
13-Feb-98                336.6                 131.8                  95.7                  204.4
20-Feb-98                348.0                 133.8                  95.8                  207.1
27-Feb-98                343.7                 135.0                 100.6                  210.4
06-Mar-98                344.5                 135.8                 100.2                  211.4]

[Chart continued from previous page]

                              One Year Daily
                              --------------

[Chart reflecting the following information:

                                      Indexed Price
                                      --------------

Daily from                                        Large           Medium
3/13/97 to 3/12/98       BET Holdings Inc.        Capitalization  Capitalization  S&P 400 Industrials
--------------------     -----------------        --------------  --------------  -------------------
13-Mar-97                     100.00                   100.0          100.0              100.0
14-Mar-97                      99.59                   100.8          100.9              100.5
17-Mar-97                     100.00                   101.3           99.3              100.9
18-Mar-97                      99.17                   100.6           99.1              100.2
19-Mar-97                     100.41                   100.8           99.2               99.6
20-Mar-97                      99.17                   100.3           98.4               99.2
21-Mar-97                      93.78                   100.2           98.2               99.3
24-Mar-97                      92.53                   101.8           99.4              100.0
25-Mar-97                      92.95                   100.4          100.6               99.8
26-Mar-97                      95.44                    98.7          102.1              100.4
27-Mar-97                      99.17                    98.2           99.9               98.4
28-Mar-97                      99.17                    98.2           99.9               98.4
31-Mar-97                      98.34                    97.0           99.1               96.5
01-Apr-97                     101.66                    97.6          100.2               96.6
02-Apr-97                     101.66                    96.2           98.6               95.5
03-Apr-97                     101.24                    96.1           98.3               95.4
04-Apr-97                     100.41                    96.8          100.7               96.5
07-Apr-97                     100.83                    96.9          102.7               97.0
08-Apr-97                      99.59                    96.1          101.5               97.4
09-Apr-97                      98.76                    96.6          100.8               96.7
10-Apr-97                      98.76                    96.1          100.0               96.4
11-Apr-97                      97.93                    94.0           98.4               93.9
14-Apr-97                      97.10                    93.4           99.7               94.7
15-Apr-97                      95.02                    94.6           99.6               96.2

[Chart continued from previous page]

16-Apr-97                      95.85                    97.0          100.9               97.5
17-Apr-97                      95.85                    97.1           99.7               97.1
18-Apr-97                      96.27                    98.3          100.3               97.9
21-Apr-97                      95.85                    97.3           98.9               97.3
22-Apr-97                      95.02                    97.0           99.7               99.1
23-Apr-97                      96.68                    96.2           97.3               99.1
24-Apr-97                      96.27                    95.0           98.3               98.8
25-Apr-97                      95.02                    94.6           97.4               97.9
28-Apr-97                      95.44                    94.7           96.9               98.7
29-Apr-97                      95.44                    96.5           96.7              101.2
30-Apr-97                      95.85                    97.3           97.6              102.2
01-May-97                      96.27                    98.4           99.5              101.8
02-May-97                      96.27                    98.9          104.6              103.5
05-May-97                      96.27                    99.6          102.7              105.9
06-May-97                      95.02                    99.7          102.4              105.4
07-May-97                      93.78                    98.6          100.9              104.1
08-May-97                      91.29                    98.5          101.9              104.7
09-May-97                      92.95                    99.0          103.0              105.2
12-May-97                      95.85                   100.2          104.1              106.9
13-May-97                      94.61                   100.1          103.8              106.4
14-May-97                      93.78                    99.7          106.4              106.6
15-May-97                      93.36                    99.4          106.9              107.6
16-May-97                      95.02                    99.8          108.6              106.0
19-May-97                      96.68                   100.7          106.5              106.6
20-May-97                      96.68                   100.9          107.6              107.5
21-May-97                      99.59                   100.1          108.1              107.5
22-May-97                     101.66                   100.4          107.5              107.0
23-May-97                     102.49                   101.3          110.7              108.4
26-May-97                     102.49                   101.3          110.7              108.4
27-May-97                     103.73                   100.4          112.5              109.2
28-May-97                     105.39                    99.8          112.3              108.8

[Chart continued from previous page]

29-May-97                             106.64                 100.0                  113.4                  108.4
30-May-97                             106.64                  99.3                  114.1                  108.5
02-Jun-97                             109.96                  98.7                  118.4                  108.4
03-Jun-97                             109.96                  98.9                  117.9                  108.0
04-Jun-97                             109.96                  99.2                  117.6                  107.2
05-Jun-97                             110.37                  99.8                  116.5                  107.6
06-Jun-97                             110.79                 100.5                  119.7                  109.4
09-Jun-97                             110.37                 101.6                  119.3                  110.2
10-Jun-97                             111.20                 103.2                  117.3                  110.4
11-Jun-97                             114.52                 103.4                  119.9                  110.9
12-Jun-97                             112.86                 104.3                  121.7                  112.7
13-Jun-97                             112.03                 104.9                  122.1                  114.0
16-Jun-97                             111.62                 105.3                  120.7                  114.0
17-Jun-97                             111.62                 104.7                  120.1                  114.1
18-Jun-97                             110.37                 103.8                  119.7                  113.1
19-Jun-97                             110.79                 105.4                  120.1                  114.3
20-Jun-97                             110.37                 104.9                  119.5                  114.4
23-Jun-97                             112.03                 103.1                  118.9                  111.9
24-Jun-97                             112.03                 104.4                  119.3                  114.2
25-Jun-97                             112.45                 104.5                  119.7                  113.4
26-Jun-97                             111.20                 103.1                  120.3                  112.7
27-Jun-97                             109.54                 102.3                  121.4                  113.2
30-Jun-97                             108.71                 102.6                  122.1                  113.1
01-Jul-97                             108.71                 102.1                  121.7                  113.7
02-Jul-97                             109.13                 102.4                  122.8                  115.3
03-Jul-97                             110.37                 102.4                  122.8                  116.8
04-Jul-97                             110.37                 102.4                  122.8                  116.8
07-Jul-97                             109.34                 101.5                  123.3                  116.4
08-Jul-97                             109.34                 101.5                  123.6                  117.4
09-Jul-97                             108.92                 100.6                  124.1                  116.0

[Chart continued from previous page]

10-Jul-97                             110.79                 101.1                  123.9                  116.7
11-Jul-97                             109.75                 100.8                  123.9                  117.1
14-Jul-97                             108.92                  99.6                  124.7                  117.5
15-Jul-97                             107.88                  99.7                  124.3                  118.6
16-Jul-97                             106.64                 100.8                  124.0                  120.0
17-Jul-97                             110.37                 100.4                  124.4                  119.4
18-Jul-97                             115.98                  99.2                  123.7                  117.3
21-Jul-97                             115.98                  99.3                  123.2                  116.9
22-Jul-97                             117.01                 101.0                  124.5                  119.7
23-Jul-97                             119.09                 101.3                  124.9                  120.0
24-Jul-97                             119.09                 102.0                  125.4                  120.3
25-Jul-97                             121.16                 101.5                  125.8                  120.1
28-Jul-97                             121.58                 102.4                  124.7                  119.7
29-Jul-97                             122.41                 102.9                  125.0                  120.2
30-Jul-97                             124.28                 104.8                  125.6                  121.3
31-Jul-97                             132.78                 104.8                  125.9                  121.4
01-Aug-97                             129.46                 104.1                  129.7                  120.7
04-Aug-97                             128.63                 104.5                  128.9                  121.2
05-Aug-97                             129.25                 104.2                  127.9                  121.7
06-Aug-97                             130.29                 104.6                  128.1                  122.7
07-Aug-97                             130.29                 104.8                  129.7                  121.7
08-Aug-97                             130.29                 103.1                  130.7                  119.5
11-Aug-97                             130.71                 103.1                  131.0                  119.7
12-Aug-97                             130.29                 102.4                  131.7                  118.4
13-Aug-97                             131.33                 100.9                  132.0                  117.7
14-Aug-97                             132.16                 101.6                  133.3                  118.0
15-Aug-97                             131.95                  99.9                  133.0                  114.8
18-Aug-97                             131.54                 100.7                  131.1                  116.4
19-Aug-97                             132.57                 102.5                  131.1                  118.2
20-Aug-97                             133.61                 102.5                  130.7                  119.9
21-Aug-97                             131.95                 101.7                  130.1                  118.1

[Chart continued form previous page]

22-Aug-97                             131.54                 101.1                  128.1                  117.9
25-Aug-97                             131.33                 101.6                  129.1                  117.5
26-Aug-97                             131.12                 100.5                  129.3                  116.5
27-Aug-97                             131.33                 102.1                  129.0                  116.7
28-Aug-97                             131.12                 101.1                  129.0                  115.3
29-Aug-97                             130.71                 100.3                  129.8                  114.7
01-Sep-97                             130.71                 100.3                  129.8                  114.7
02-Sep-97                             132.37                 102.0                  129.2                  118.3
03-Sep-97                             131.95                 102.2                  130.6                  118.3
04-Sep-97                             131.95                 101.5                  130.1                  118.7
05-Sep-97                             131.95                 103.0                  115.8                  118.4
08-Sep-97                             137.14                 102.7                  117.4                  118.4
09-Sep-97                             139.00                 102.7                  117.8                  118.7
10-Sep-97                             136.10                 102.7                  116.9                  116.9
11-Sep-97                             170.95                 101.3                  118.0                  116.2
12-Sep-97                             174.48                 103.1                  117.9                  117.6
15-Sep-97                             174.48                 104.9                  120.4                  116.9
16-Sep-97                             175.93                 107.1                  122.5                  120.0
17-Sep-97                             176.35                 106.9                  122.5                  119.6
18-Sep-97                             177.39                 106.8                  122.1                  120.1
19-Sep-97                             175.52                 106.3                  121.1                  120.6
22-Sep-97                             175.93                 106.7                  122.3                  121.2
23-Sep-97                             175.52                 105.8                  123.3                  120.9
24-Sep-97                             176.35                 105.9                  124.7                  119.8
25-Sep-97                             176.14                 105.9                  125.3                  119.1
26-Sep-97                             175.73                 106.0                  123.9                  119.9
29-Sep-97                             175.31                 106.8                  125.4                  121.1
30-Sep-97                             175.52                 106.9                  128.1                  120.2
01-Oct-97                             175.93                 107.6                  127.8                  121.2
02-Oct-97                             175.93                 107.7                  134.7                  121.8
03-Oct-97                             175.93                 108.3                  134.7                  122.2

[Chart continued from previous page]

06-Oct-97                             176.35                 108.7                  137.9                  123.0
07-Oct-97                             181.12                 108.7                  139.9                  124.4
08-Oct-97                             181.33                 107.8                  138.6                  123.4
09-Oct-97                             178.01                 107.3                  138.4                  123.0
10-Oct-97                             182.99                 106.9                  137.4                  122.7
13-Oct-97                             180.50                 108.0                  138.1                  122.7
14-Oct-97                             178.84                 108.9                  137.1                  122.8
15-Oct-97                             179.05                 109.9                  137.3                  122.3
16-Oct-97                             179.25                 108.5                  135.7                  120.7
17-Oct-97                             179.05                 105.7                  136.0                  119.3
20-Oct-97                             179.67                 107.5                  137.5                  120.9
21-Oct-97                             179.46                 108.2                  137.8                  122.9
22-Oct-97                             179.25                 109.0                  140.4                  122.4
23-Oct-97                             176.35                 107.5                  138.1                  120.1
24-Oct-97                             177.39                 107.0                  138.8                  118.8
27-Oct-97                             172.61                 102.4                  132.9                  110.5
28-Oct-97                             170.12                 104.7                  132.3                  116.6
29-Oct-97                             171.78                 105.2                  135.5                  115.9
30-Oct-97                             169.09                 101.4                  135.5                  114.2
31-Oct-97                             169.09                 103.1                  133.9                  115.6
03-Nov-97                             169.09                 103.1                  133.9                  115.6
04-Nov-97                             172.82                 105.5                  139.4                  119.1
05-Nov-97                             172.61                 105.5                  139.4                  119.1
06-Nov-97                             172.61                 106.0                  139.0                  118.5
07-Nov-97                             170.12                 104.8                  135.4                  117.2
10-Nov-97                             171.78                 105.0                  136.3                  116.5
11-Nov-97                             173.03                 105.7                  139.0                  117.0
12-Nov-97                             170.95                 104.0                  140.2                  114.8
13-Nov-97                             172.20                 104.9                  139.8                  116.3
14-Nov-97                             171.78                 106.6                  140.9                  117.9
17-Nov-97                             173.03                 107.9                  144.4                  120.0

[Chart continued from previous page]

18-Nov-97         173.44         107.6          146.4          119.0
19-Nov-97         172.61         107.9          146.6          119.6
20-Nov-97         174.38         108.5          146.3          121.3
21-Nov-97         174.69         109.3          147.6          121.9
24-Nov-97         174.48         108.7          143.0          119.8
25-Nov-97         173.24         107.6          140.9          120.3
26-Nov-97         174.90         106.5          141.5          120.4
27-Nov-97         174.90         106.5          141.5          120.4
28-Nov-97         176.97         106.5          142.3          120.5
01-Dec-97         175.93         108.1          142.0          122.8
02-Dec-97         174.90         107.6          143.0          122.3
03-Dec-97         172.61         107.6          144.7          122.9
04-Dec-97         173.65         107.0          142.8          122.2
05-Dec-97         173.86         107.4          142.8          123.7
08-Dec-97         174.07         107.3          143.0          123.4
09-Dec-97         178.01         108.0          142.9          122.5
10-Dec-97         175.10         107.5          142.5          121.8
11-Dec-97         173.86         106.8          141.1          119.9
12-Dec-97         175.52         107.0          141.4          119.6
15-Dec-97         175.52         108.8          142.2          120.7
16-Dec-97         176.76         108.4          141.2          121.5
17-Dec-97         177.59         108.8          142.5          121.0
18-Dec-97         176.76         107.5          140.6          119.6
19-Dec-97         178.01         107.4          139.9          118.6
22-Dec-97         179.25         108.3          137.5          119.6
23-Dec-97         179.46         107.7          137.8          117.6
24-Dec-97         179.25         107.3          140.3          117.0
25-Dec-97         179.25         107.3          140.3          117.0
26-Dec-97         178.84         107.5          139.5          117.4
29-Dec-97         178.84         109.3          140.0          119.6

[Chart continued from previous page]

30-Dec-97      179.05       111.2        140.1       121.9
31-Dec-97      181.33       111.1        140.4       121.6
01-Jan-98      181.33       111.1        140.4       121.6
02-Jan-98      181.95       111.0        113.7       122.4
05-Jan-98      182.57       111.4        115.4       122.6
06-Jan-98      182.57       111.0        113.6       121.4
07-Jan-98      180.71       111.5        117.2       121.3
08-Jan-98      179.88       110.2        117.5       120.5
09-Jan-98      180.08       107.8        113.9       116.9
12-Jan-98      179.46       108.5        114.7       118.6
13-Jan-98      178.63       110.2        116.6       120.3
14-Jan-98      177.59       110.3        117.6       120.9
15-Jan-98      175.93       109.4        119.2       120.0
16-Jan-98      177.18       111.1        118.7       121.3
19-Jan-98      177.18       111.1        118.7       121.3
20-Jan-98      177.18       115.0        118.6       123.7
21-Jan-98      175.93       113.2        116.7       122.9
22-Jan-98      177.18       112.5        115.0       121.6
23-Jan-98      175.93       112.5        116.5       121.5
26-Jan-98      181.74       112.0        119.5       121.3
27-Jan-98      182.99       114.6        121.3       122.8
28-Jan-98      182.37       114.4        122.3       123.9
29-Jan-98      182.37       114.7        123.1       125.0
30-Jan-98      182.99       114.2        121.9       124.3
02-Feb-98      183.82       114.8        122.1       126.9
03-Feb-98      184.65       113.9        120.1       127.3
04-Feb-98      183.40       114.8        121.1       127.6
05-Feb-98      177.59       116.2        121.7       127.1
06-Feb-98      180.91       116.9        120.3       128.1
09-Feb-98      182.37       118.1        121.1       127.7

[Chart continued from previous page]

10-Feb-98      182.99      119.0     120.8     128.9
11-Feb-98      183.61      119.6     120.4     128.9
12-Feb-98      179.67      119.9     120.2     129.4
13-Feb-98      177.39      121.1     118.7     129.0
16-Feb-98      177.39      121.1     118.7     129.0
17-Feb-98      178.01      122.7     118.4     129.1
18-Feb-98      178.01      122.4     118.0     130.3
19-Feb-98      178.63      122.1     117.7     129.9
20-Feb-98      183.40      123.0     118.7     130.7
23-Feb-98      182.99      122.3     119.4     131.2
24-Feb-98      182.57      121.7     120.0     130.2
25-Feb-98      182.57      121.8     123.7     131.8
26-Feb-98      181.12      122.4     123.9     132.6
27-Feb-98      181.12      124.6     125.4     132.8
02-Mar-98      183.40      124.9     124.6     132.6
03-Mar-98      182.16      125.6     124.4     133.0
04-Mar-98      181.33      125.6     123.0     132.5
05-Mar-98      180.91      124.0     123.0     130.8
06-Mar-98      181.54      125.8     124.3     133.4
09-Mar-98      179.25      125.8     123.0     132.8
10-Mar-98      182.99      126.7     123.4     134.3
11-Mar-98      181.74      126.8     124.6     134.8
12-Mar-98      178.42      126.0     125.4     134.9]

                                                            [Goldman Sachs Logo]


PUBLIC MARKET VALUATION
Summary of Recent Research Analyst Commentary

                                              Stock
Company/Analyst                 Report Date   Price   Recommendation   Commentary
---------------                 -----------   -----   --------------   ----------
Donaldson, Lufkin & Jenrette/   July 2, 1997  $32.75       Buy         -  Fiscal third quarter
 Dennis Leibowitz                                                         showed clear evidence
 Karim Zia                                                                of improving operating
 Erica Skala                                                              trends at the core cable
                                                                          network

                                                                       -  BET's core programming
                                                                          asset - the BET Cable
                                                                          Network - is increasingly
                                                                          attractive in the face of an
                                                                          ever-shrinking pool of
                                                                          independent cable
                                                                          networks that can offer
                                                                          broadscale coverage

                                                                       -  Upward revisions to the
                                                                          core business operations
                                                                          are slightly offset by start-
                                                                          up losses related to new
                                                                          businesses

Smith Barney/                   May 14, 1997  $29.00       Outperform  -  Expansion is likely to
 John Reidy                                                               have a slight negative
 Spencer Grimes                                                           effect on fiscal 1998
                                                                          earnings

                                                                       -  Strategy to more firmly
                                                                          entrench well-known BET
                                                                          name could be substantial
                                                                          for shareholders

                                                                       -  Challenge for BET is in
                                                                          the execution to repeat the
                                                                          success of its cable
                                                                          network

OWNERSHIP ANALYSIS
BET HOLDINGS, INC.

                                                    Class A         %           Class B         %          Class C         %
                                                    -------        ---          -------        ---         -------        ---
Directors and Executive Officers (a)
-------------------------------------
  Robert L. Johnson (b)                            1,913,073        16.2%             0         0.0%      4,820,000     100.0%
  William Gordon                                     135,000         1.1%
  James A. Ebron                                     136,800         1.2%
  Debra L. Lee                                       167,100         1.4%
  Janis P. Thomas                                    167,000         1.4%
  Other Directors and Executive Officers             672,542         5.7%
                                                   ----------   ---------
  Total Directors and Executive Officers           3,191,515        27.0%                                 4,820,000     100.0%

5% Holders (a)
---------------
  Telecommunications, Inc. (c)                     1,831,600        15.5%     1,831,600       100.0%              0       0.0%

Institutional Ownership (d)
----------------------------
  GAMCO INVESTORS INC                              1,134,450         9.6%
  FW STRATEGIC PARTNERSHIP LP (e)                    842,105         7.1%
  CAPITAL RESEARCH & MGMT                            662,100         5.6%
  GABELLI FUNDS INC                                  527,500         4.5%
  WANGER ASSET MGMT LP                               440,000         3.7%
  SANDLER, HARVEY                                    280,450         2.4%
  FURMAN SELZ LLC                                    191,200         1.6%
  MELLON BANK CORPORATION                            172,200         1.5%
  FIDELITY MGMT & RES CORP                           151,300         1.3%
  WESTPORT ASSET MGMT INC                            116,700         1.0%
                                                   ----------   ---------
     Total Top 10 Institutional Owners             4,518,005        38.2%
     Other Institutional Owners                      848,633         7.2%
                                                   ----------   ---------
Total Institutional Owners                         5,366,638        45.4%

Total Shares Outstanding (f)                      10,060,748        85.1%     1,831,600       100.0%    4,820,000.0     100.0%
 Options (g)                                       1,761,595        14.9%
                                                  ----------    ---------
Fully Diluted (F.D.) Shares Outstanding           11,822,343       100.0%
 Total F.D. Shares Outstanding (All Classes)      18,473,943

(a) Based on proxy dated November 11, 1996.
(b) Based on most recent 13-D, dated September 10, 1997.
(c) The record holder of these shares is LMC BET, Inc., a wholly-owned subsidiary of Liberty Media Corporation.
(d) Based on Spectrum Ownership Report, dated March 5, 1998, data as of December 31, 1997.
(e) Represents the 842,105 shares of Class A stock that Johnson transferred into this entity on August 26, 1996.
(f) Based on 10-Q dated October 31, 1997.
(g) Based on 10-K dated July 31, 1997.

[Chart continued form previous page]

  Total %
  -------

   36.4%
    0.7%
    0.7%
    0.9%
    0.9%
    3.6%
   ----
   43.4%

   19.8%

    6.1%
    4.6%
    3.6%
    2.9%
    2.4%
    1.5%
    1.0%
    0.9%
    0.8%
    0.6%
   ----
   24.5%
    4.6%
   ----
   29.0%


    9.5%
   64.0%

BOARD OF DIRECTORS

Name and Description                                                                  Age  Director Since
-------------------------------------------------------------------------------       ---  --------------
Robert R. Bennett                                                                      39        1997

Mr. Bennett serves as President and Chief Executive Officer of Liberty Media
Corporation. Mr. Bennett also serves as Executive Vice President of Tele-
Communications, Inc.

Robert L. Johnson                                                                      50        1991

Mr. Johnson founded BET, the Company's primary operating subsidiary, in 1979.
Mr. Johnson has served as President, Chief Executive Officer and a director of BET since its creation. Since 1991, Mr. Johnson has served as the Chairman of the Board of Directors. Since 1991, Mr. Johnson also served as Chief Executive
Officer of the Company and has served as its President from 1991 until March
1996. Mr. Johnson is also Chairman of District Cablevision, Inc., a Washington,
D.C. cable system operating company which he founded in 1980, and has served as a director of Liberty Media Corporation since December 1991. Since January 1994,
Mr. Johnson has served as a director of Hilton Hotels Corporation.

Sheila Crump Johnson                                                                   47        1994

Since September 1992, Mrs. Johnson has served as Executive Vice President,
Corporate Affairs of the Company. From September 1991 to September 1992, she served as Vice President, Corporate Affairs of the Company. Since 1979 she has served as director of BET and since 1990, as Vice President, Corporate Affairs of BET. Prior to 1990, Mrs. Johnson was a lecturer and author in the area of early childhood music education. Robert L. Johnson and Sheila Crump Johnson are married to one another.

Delano E. Lewis*                                                                       58        1994

Mr. Lewis has been President and Chief Executive Officer of National Public
Radio since January 1994. From January 1990 to January 1994, Mr. Lewis served as
Chief Executive Officer of C&P Telephone Company, a subsidiary of Bell Atlantic.
From July 1988 to January 1990, Mr. Lewis was President of C&P Telephone
Company. Mr. Lewis also serves as a director of Colgate Palmolive, GEICO
Insurance Company, Apple Computer, Inc. and Halliburton Company.

*Member of the Special Committee
[Goldman Sachs Logo]

26                                                                     Continued

BOARD OF DIRECTORS

Name and Description                                                                  Age  Director Since
--------------------------------------------------------------------------------      ---  --------------
John C. Malone                                                                         55        1991

Since 1973, Dr. Malone has served as President and Chief Executive Officer of
TCI the largest owner/operator of cable television systems in the United States.
Dr. Malone has also served as the Chairman and a director of Liberty Media
Corporation since 1991, and is a director of a variety of other affiliates of TCI, the Bank of New York and Discovery Communications, Inc. Dr. Malone has served as a director of BET since 1979 and as its Chairman from 1979 to 1991.

Denzel Washington                                                                      41        1996

In September 1996, Mr. Washington was elected by the Company's Board to fill a vacancy created by the resignation of Mr. Jeffrey L. Bewkes, who resigned from the Board in December 1995 following the Company's repurchase of all of the Class A and Class B Common Stock beneficially owned by Time Warner Inc. Mr.
Washington is an Academy Award winning and critically acclaimed feature film actor. Mr. Washington also serves as director of the Sundance Institute.

Herbert P. Wilkins, Sr.                                                                54        1993

Since 1990, Mr. Wilkins has been the President of W&J Management Company, Inc., which manages a group of minority oriented venture capital funds, including
Syndicated Communications Inc., Syncom Capital Corporation, and Syndicated
Communications Venture Partners II, L.P. From 1977 to 1989, Mr. Wilkins served as President of Syndicated Communications, Inc. He has also been director of District Cablevision Inc. since 1982. Of the funds managed by W&J Management
Company, Inc., Syndicated Communications Inc. is a shareholder of District
Cablevision, Inc., ("DCT").

[Goldman Sachs Logo]

27                                                                     Continued

ANALYSIS AT VARIOUS PRICES
BET Holdings, Inc.
($ in thousands except per share data)

Price Per Share                                         $    63.00
                                                        ----------

Fully Diluted Shares Outstanding                            18,031

Equity Consideration (a)                                 1,135,936
Net Debt                                                    50,868

Levered Consideration                                    1,186,804

Value per Subscriber                            50,000  $    23.74

Levered Multiple of Sales
1997A                                          154,226         7.7x
LTM (b)                                        160,608         7.4x
1998E                                          180,898         6.6x

Levered Multiple of EBITDA - Consolidated
1997A                                           62,435        19.0x
LTM (b)                                         66,159        17.9x
1998E                                           92,113        12.9x

Levered Multiple of EBITDA - Cable Network
1997A                                           68,938        17.2x
LTM (b)                                         73,317        16.2x
1998E                                           96,397        12.3x
1998 6 Months Annualized (c)                    84,008        14.1x

Levered Multiple of EBIT - Consolidated
1997A                                           53,775        22.1x
LTM (b)                                         57,107        20.8x
1998E                                           82,120        14.5x

Levered Multiple of EBIT - Cable Network
1997A                                           63,719        18.6x
LTM (b)                                         67,706        17.5x
1998E                                           90,187        13.2x

Premium to Unaffected Price                   $  40.00          58%

Premium to Original Offer Price               $  48.00          31%

Premium/(Discount) to 3/12/98 Price           $  53.75          17%

Premium/(Discount) to Latest Peak             $  55.88          13%

(a)  Does not tax effect options
(b)  Latest twelve months as of October 31, 1997
(c) Annualized EBITDA includes $3.0 million of EBITDA due to subscriber rate card increase effective January 1, 1998

ANALYSIS OF BET CABLE NETWORK
Implied Discount Rates

Price per Share                     $63.00

Fully Diluted Shares Outstanding        18  mm
                                    ------

Equity Value                        $1,136  mm

Value of Non-Core                       70  mm
                                    ------

Cable Network Value                 $1,066  mm

                                                Exit Multiple of 2002 EBITDA
                                            ------------------------------------
Projections                2002 EBITDA (mm)   9x    9.5x    10x   10.5x    11x
--------------------------------------------------------------------------------
Management                      $203.3       21.4%  22.9%  24.2%   25.6%  26.8%

Management-Adjusted (a)          163.2       14.6   15.9   17.2    18.5   19.7

Salomon Smith Barney             153.1       12.8   14.2   15.5    16.7   17.9
--------------------------------------------------------------------------------

(a)  EBITDA margin kept constant at 58%.


[Goldman Sachs Logo]

ANALYSIS OF BET CABLE NETWORK
Implied Discount Rates at Varying EBITDA Growth RAtes

EBITDA    Implied 2002            Exit Multiple of 2002 EBITDA
                        --------------------------------------------------------
Growth     EBITDA (mm)    9x         9.5x            10x       10.5x    11x
--------------------------------------------------------------------------------
  12%        $121.5       5.6%        6.9%            8.1%      9.3%    10.4%

  14          132.7       8.1         9.4            10.6      11.8     13.0

  16          144.8      10.6        11.9            13.1      14.4     15.6

  18          157.7      13.0        14.4            15.7      16.9     18.1

  20          171.5      15.5        16.9            18.2      19.5     20.7

  22          186.3      18.0        19.4            20.7      22.1     23.3

  24          202.1      20.5        21.9            23.3      24.6     25.9
--------------------------------------------------------------------------------

Note: Assuming share price of $63.00 and 18mm shares outstanding. Non-core businesses assumed to be worth $70mm.


[Goldman Sachs Logo]

MARKET VALUATION OF SELECTED ENTERTAINMENT COMPANIES
($ in millions except per share amounts)                    [Goldman Sachs Logo]

  Company                  Price      % 52 Wk   Market Capitalization         P / E Ratio (b)       Sales Multiple (c)
                                             -----------------------------------------------------------------------------
   Name                   03/12/98   High    Equity   Levered   Adjusted (a)  LTM   1998E   1999E   LTM    1998E     199E
--------------------------------------------------------------------------------------------------------------------------
Large Capitalization
--------------------

Disney                   $  105.94    92.2%  $74,991  $85,742      $84,542    36.5x   32.7x   28.0x  3.9x      3.6x     3.2x

EMI Group                    16.38    70.6%    7,514    8,109        8,109    18.8    18.2    16.2   1.5       1.4      1.2

News Corp (e)                26.63    96.2%   25,565   31,568       20,052    22.6    19.7    15.5   2.0       1.9      1.8

Polygram                     51.81    82.4%    9,377    9,581        9,435    19.2    21.0    18.4   2.0       1.7      1.6

Seagram                      39.05    93.2%   13,877   18,583       14,489    49.4    42.5    34.9   1.2       1.1      1.1

Time Warner (d)              70.31    98.8%   44,420   66,363       63,803      NM      NM      NM   2.6       2.4      2.2

Viacom                       48.13    99.2%   17,150   28,124       25,824      NM      NM      NM   2.0       1.8      1.6

                      Mean            90.4%                                   29.3x   26.8x   22.6x  2.2x      2.0x     1.8x
                    Median            93.2%                                   22.6    21.0    18.4   2.0       1.8      1.6

Medium Capitalization
-----------------------

BET Holdings             $   53.75    96.6%  $   965  $ 1,016      $ 1,016    33.2x   25.8x   21.9x  6.3x      5.4x     4.6x

Gaylord
  Entertainment              31.00    93.2%    1,056    1,431        1,431    33.3    25.8    23.8   1.6       1.4      1.2

King World                   28.06    94.8%    1,037      485          485     7.3     7.2     6.4   0.7       0.7      0.6

Spelling
  Entertainment               8.44    91.8%      776    1,063        1,063      NM      NM      NM   1.8        NA       NA

                      Mean            94.1%                                   24.6x   19.6x   17.4x  2.6x      2.5x     2.1x
                    Median            94.0%                                   33.2    25.8    21.9   1.7       1.4      1.2

Notes
(a)  Defined as Levered Market Cap - Estimated Non-EBITDA Assets (Source:
Goldman Sachs Research)
(b)  EPS estimates are from IBES and are calendarized except EMI Group
(c)  Using Adjusted Market Capitalization as a Multiple of Sales and EBITDA
(d)  Time Warner numbers include Time Warner Entertainment
(e) Non-EBITDAA Assets include BSkyB, Seven Network Ltd., Independent Newspapers, Primestar, StarTV, Liberty/Fox Sports Venture, Fox Kids Worldwide, Ansett Airlines, etc.

[Chart continued from previous page]

    EBITDA Multiple(c)      IBES 5 Yr   98 P/E to
    ------------------
    LTM       1998E  1999E    Growth      Growth
    --------------------------------------------
     17.2x     14.4x  12.8x      18.0%       1.6x

     10.3       9.4    8.3         NA          NA

     13.9      12.2   10.7       13.8%        1.1

     15.4      12.4   11.0       10.0%        1.8

      9.6       9.4    9.2       15.0%        2.3

     12.8      11.5   10.4       12.0%         NM

     15.7      11.7   10.1       16.5%         NM

     13.6x     11.6x  10.4x      14.2%        1.7x
     13.9      11.7   10.4       14.4%        1.7

     15.4x     13.3x   9.7x      20.0%        1.1x

      7.7       6.2    5.5         NA          NA

      2.5       2.4    2.2        8.0%        0.8

      NM         NA     NA         NA          NA

      8.5x      7.3x   5.8x      14.0%        1.0x
      7.7       6.2    5.5       14.0%        1.0

SELECTED BASIC CABLE PROGRAMMING TRANSACTIONS SINCE 1990


                                                              Percent       Impl. Value    FTE Subs          LTM
Date            Acquiror/Target                                Sold            (mil.)      (a)(mil.)    EBITDA Mutiple
Mature Networks
10/97  Home Shopping Network/USA Network                            100.0%     $4,100.0      119.0              22.9(m)
 9/97  Seagram's Universal/USA Networks                              50.0%     $3,400.0      119.0               N.A.
 6/97  Fox & Liberty/Rainbow Programming                             40.0%     $2,125.0       55.0              21.3x(m)
 4/97  Fox Kids/Intl. Family Entertainment                          100.0       1,866.0       68.6              24.9(d)
 3/97  Cablevision/MSG (from ITT)(e)                                 50.0         690.1        5.4(e)            N.A.
 2/97  Westinghouse CBS/TNN and CMT(f)                           100 & 67%      1,485.0      107.0(f)           16.6
 2/97  Comcast-Disney/E! (from TWE)                                  58.4         550.0       42.7              19.3
10/96  Time Warner/TBS                                               80.4       9,900.0       N.M.               N.A.
                                                           1996-1997 Mean                                       21.0
                                                         1996-1997 Median                                       21.3
 3/94  Cap Cities-Hearst/Lifetime                                    33.3         952.8       58.8              14.2
 9/93  Cablevision/American Movie Classics                           50.0         390.0       46.0              15.5
 6/93  Cap Cities-Hearst/H&E                                         12.5         400.0       56.3               N.A.
 5/91  CNBC/FNN                                                     100.0         150.5       37.0(g)            N.A.
11/90  Hearst/ESPN                                                   20.0         875.0       57.1               N.A.
 1/90  Intl. Family Entertainment/Family                            100.0         294.0       48.0               N.A.
       Channel                                             1990-1995 Mean                                       14.9
                                                         1990-1995 Median                                       14.9
                                                                     Mean                                       19.2
                                                                   Median                                       19.3

Development Networks
12/97  TCI Music/The Box Worldwide                                  100.0%     $   38.3       40.0              12.2x
 8/97  Disney/Classic Sports                                        100.0         175.0       11.0               N.A.
 6/97  Paxson Communications/Travel Channel                         100.0          75.0       22.9(i)            N.A.
 7/96  News Corp/The Golf Channel                                    33.0         150.0        3.8(j)            N.A.
 5/96  TV Food Network                                              100.0         117.5       16.5               N.A.
 3/96  Flextech/The Family Channel (UK)                              61.0          83.0        4.0               N.A.
10/95  Liberty/fX                                                    50.0         400.0       25.0               N.A.
 7/95  Liberty/Faith & Values                                        49.0          61.2       24.2               N.A.
 7/95  NBC/Court TV                                                  16.7         120.0       22.2               N.A.
10/93  Concept Communications/Nostalgia
       Network                                                       32.0          35.9       14.7               N.A.
10/92  Liberty Sports/SportChannel Chicago                           25.0          63.6        2.2               N.A.
 1/92  Landmark/Travel Channel                                      100.0          50.0       11.5               N.A.
 8/91  Viacom/MTV Europe (Maxwell)                                   50.0         130.0       29.5               N.A.
 5/91  Discovery Channel/The Learning
       Channel                                                      100.0          31.0       14.9               N.A.
11/90  Flextech/Children's Channel(k)                                25.0          12.8        2.3               N.A.
 8/90  TCI/Video Juke Box                                             9.6          52.1        9.5               N.A.
 7/90  Gaylord/Country Music TV                                     100.0          36.0       11.5               N.A.
 1/90  Nostalgia Television (target)                                 24.0          42.6        8.2               N.A.
                                                                                   Mean                          N.A.
                                                                                 Median                          N.A.

Home Shopping Networks
12/96  Silver King/Home Shopping Network                             80.1       1,270.0       51.4               N.A.
 2/95  Comcast-Liberty/QVC                                           65.7       1,960.0       50.0              11.3
                                                                                   Mean                         11.3
                                                                                 Median                         11.3

[Chart continued from previous  page]

     FYE EBITDA          Revenue     FYE EBITDA   Value/
    Multiple (b)       Multiple (b)    Margin      Sub
      18.4x (m)         3.4x (m)           18.9%  $34.45
      19.0x (m)         4.7x (m)           N.A.    28.57
      15.6x (c)           2.6x             16.4%  $38.64
      22.9 (d)           5.9 (d)           25.8%   24.30
      15.1 (e)            N.A.             N.A.     N.M.
      12.3 (f)           3.2 (f)           26.0%   13.88
        15.2               4.8             31.8%   12.88
        16.4               3.4             20.7%    N.M.
        16.6               3.9                     25.45
        15.6               3.4                     26.44
        11.6               4.2             36.2%   16.20
        13.9               4.3             30.9%    8.48
        11.8               2.3             19.5%    7.10
      16.7 (h)           1.9 (h)           11.4%    4.07
        10.3               1.5             14.6%   15.32
        10.6               3.0             28.3%    6.13
        12.5               2.9                      9.55
        11.7               2.7                      7.79
        14.7               3.4                     17.50
        15.1               3.3                     14.60


        N.A.              1.8x             N.A.   $ 0.96
        N.A.              N.A.             N.A.    15.91
        N.A.               4.0             N.A.     3.28
        N.A.               4.1             N.A.    40.00
        N.A.               4.1             N.A.     7.12
        N.A.               5.4             N.A.    20.75
        N.A.              N.A.             N.A.    16.00
        N.A.               1.9             N.A.     2.53
        24.0               2.3              9.6%    5.41

        N.M.               3.0             N.A.     2.44
         5.7              N.A.             N.A.    28.91
        N.A.               7.9             N.A.     4.35
        N.A.              N.A.             N.A.     4.41

         6.9               1.5             21.7%    2.08
        N.A.              N.A.             N.A.     5.57
        N.M.              N.A.             N.A.     5.48
        N.M.               7.2             N.A.     3.13
        N.A.               5.5             N.A.     5.20
        12.2               4.1                      9.64
         6.9               4.1                      5.30


         9.6               1.0             10.4%   24.69
       7.6 (l)             1.7             22.4%   35.86
         8.6               1.4                     30.27
         8.6               1.4                     30.27

[Chart continued from previous page]

Source:  Kagan, news articles, and public documents.
(a)  Full-time equivalent subscribers.
(b)  Multiples of projected year-ahead cash flow, revenues.
(c)  Includes any related D&A.
(d) Not adjusted to exclude EBITDA and estimated values for all non-Family Channel businesses, including MTM and FitTV. With adjustments, transaction represents 15.8x LTM and 15.2x 1997E EBITDA.
(e) Multiples represent Kagan estimates for value of MSG network and exclude facilities and sports teams. Kagan shows value per sub at $128.
(f) Westinghouse agreed to purchase TNN and the reamining 67% domestic unit of CMT for a total of $1.55 billion, including $65 mn of working capital. Values split between TNN and CMT per Kagan estimates.
(g)  FTE subs at time of FNN/CNBC merger 5/91.
(h)  Multiples of CNBC 1992 cash flow and revenues.
(i)  1996 estimate.  Company lost money on an operating basis.
(j)  Subscriber figure is an estimate for year end 1996.
(k)  Asumes an exchange rate of 1.96 dollars to the pound sterling.
(l) Excludes estimated $25 million cash flow loss, attributed to start-up losses.
(m)  Wall Street Estimates
(n) Based on 1997 $12 million projected cash flow, $25 million advertising revenue and $33 million subscriber revenue estimates from Paul Kagan Associates

            SELECT COMPARABLE TRANSACTIONS ANALYSIS
            ($000 except per share data)

                                                               December Management          6 Month FYE 98
Implied value of                                             Projections for FYE 98   Projections Annualized(a)
                       -----------------------------------------------------------------------------------------
BET Holdings,
applying multiplies    CMT/TNN Forward Multiple                               12.3x                       12.3x
from the IFE and       1998 EBITDA (Management Projections)                  96,397                        N.A.
CMT/TNN                1998 EBITDA (6 Month Annualized (a))                    N.A.                      84,008
transactions to        Core Cable Network Value                           1,185,683                   1,033,298
BET's core cable       Other Business                                        70,000                      70,000
network and valuing    Option Proceeds                                       29,000                      29,000
BET's other            Net Debt                                             (50,868)                    (50,868)
businesses at $70      Total Equity Value                                 1,233,815                   1,081,430
million.               Fully Diluted Shares                                  18,500                      18,500
                       Equity Value Per Share                                 66.69                       58.46

                       IFE LTM Multiple                                       15.8x                       15.8x
                       LTM Core EBITDA(Q1 98)                                73,100                      73,100
                       Core Cable Network Value                           1,154,980                   1,154,980
                       Other Business                                        70,000                      70,000
                       Option Proceeds                                       29,000                      29,000
                       Net Debt                                             (50,868)                    (50,868)
                       Total Equity Value                                 1,203,112                   1,203,112
                       Fully Diluted Shares                                  18,500                      18,500
                       Equity Value Per Share                                 65.03                       65.03

              (a) Annualized EBITDA includes 3.0 million of EBITDA due to subscriber rate card increases effective January 1, 1998.

[Goldman Sachs Logo]

COMPARISON OF SELECTED BASIC CABLE
PROGRAMMING TRANSACTIONS
1997 YTD

                                                           [GOLDMAN SACHS LOGO]

                          MULTIPLE OF FYE EBITDA (A)
                          --------------------------

            [BAR GRAPH REFLECTING THE FOLLOWING INFORMATION:


            FOX & LIBERTY/RAINBOW              15.6X
            SEAGRAM/USA NETWORK                19.0X (C)
            FOX KIDS/IFE                       15.2X (B)
            HSN/USA NETWORK                    18.4X (C)
            CABLEVISION/MSG (FROM ITT)         15.1X
            WESTINGHOUSE CBS/TNN AND CMT       12.3X
            COMCAST-DISNEY/E! (FROM TWE)

            MEDIAN = 15.8X]



  MULTIPLE OF REVENUE (A)                              VALUE PER SUBSCRIBER
  -----------------------                              --------------------

[BAR GRAPH REFLECTING THE FOLLOWING                 [BAR GRAPH REFLECTING THE
INFORMATION:                                         FOLLOWING INFORMATION:

FOX & LIBERTY/RAINBOW           2.6X      FOX & LIBERTY/RAINBOW         $38.64
SEAGRAM/USA NETWORK             4.7X (C)  HSN/USA                       $34.45
HSN/USA                         3.4X (C)  SEAGRAM/USA NETWORK           $28.60
FOX/IFE                         5.9X      FOX/IFE                       $24.30
WESTINGHOUSE CBS/TNN AND CMT    3.2X      WESTINGHOUSE CBS/TNN AND CMT  $13.90
COMCAST-DISNEY/E! (FROM TWE)    4.8X      COMCAST-DISNEY/E! (FROM TWE)  $12.90

MEDIAN = 4.1X]                            MEDIAN = 26.44]

(a) Multiplt of projected year-ahead cash flow, revenues.
(b) Adjusted to exclude EBITDA and estimated values for all non-Family Channel businesses. Without adjustments, transaction represents 22.9x 1997e EBITDA.
(c) Wall Street Estimates.

WESTINGHOUSE'S ACQUISITION OF GAYLORD'S INTEREST IN TNN AND THE DOMESTIC PORTION OF CMT ($ AND SUBSCRIBERS IN MILLIONS)

                           Description of Transaction
                           --------------------------

Westinghouse Electric Corp/CBS signed a definitive agreement to acquire, through merger, Gaylord Entertainment Co.'s The Nashville Network (TNN) and the remaining 67% of Country Music Television (CMT) (domestic only) that they did not already own, as well as about $50 million in working capital.

         Transaction Details                                                      Revenues(a)
         -------------------                                                      -----------
                                                                      [Bar graph reflecting the following
                                                                      information:
Announcement Date:      February 10, 1997
Purchase Price:         $1.55 billion                                            CMT         TNN
                                                                                 ---         ---
Form of Consideration:  All stock                                     1994     $27.7      $195.8
Method of Financing:    NA                                            1995     $34.6      $216.5
                                                                      1996E    $54.1      $258.5
                                                                      1997E    $67.0      $292.1

                                                                        3-YEAR CAGR
                                                                        -----------
                                                                        CMT=34.2%
                                                                        TNN=14.3%]

                                                                           Subscribers
                                                                           -----------
                                                                      [Bar graph reflecting the following
Multiple of Enterprise Value (a)                                      information:
--------------------------------
                   LTM                   97E      97E
                   EBITDA   SUBSCRIBERS  EBITDA   REVENUES                     CMT        TNN
                   ------   -----------  ------   --------                     ---        ---
Kagan               13.5X   $13.93       12.3X    3.2X                1994     $24.9      $58.7
Public Filing /     16.6X   N.A.         N.A.     N.A.                1995     $31.7      $64.4
Merrill Lynch                                                         1996E    $36.9      $68.9
Fairness opinion                                                      1997E    $42.5      $72.4

                                                                        3-YEAR CAGR
                                                                        -----------
                                                                        CMT=20.9%
                                                                        TNN=7.8%]

CONTEXT OF TRANSACTION
----------------------

-- Historically, CBS's previous management was bearish on cable, viewing it as a trend that would eventually disappear. As their predictions proved wrong going forward, Westinghouse was determined to get back into the cable business (it ran Group W Cable until 1985) in order to successfully compete with the likes of Disney/ABC/Cap Cities' ESPN and GE/NBC's MSNBC and CNBC.
-- Although TNN and CMT has experienced significant growth during the boom of the country-western theme, current market conditions show much slower growth in country album sales. CBS's response to this is that the networks do not only depend on music sales; the networks glorify a country-western lifestyle.
-- CMT International was not part of the sale. Westinghouse, however, did transfer to Gaylord its 33% interest in CMT International as additional consideration.
-- Prior to transaction Westinghouse received royalties from TNN and CMT for distribution, marketing and sales services
--  33% of net revenues for TNN
--  10% of net revenues for CMT

(a) Multiples and projections based on Morgan Stanley research, June 1996. Subscribers include total domestic subscribers.

                                                            [Goldman Sachs Logo]


SUMMARY OF FOX KIDS WORLDWIDE'S ACQUISITION OF INTERNATIONAL FAMILY
ENTERTAINMENT

Transaction Description
-----------------------

-- Fox Kids Worldwide ("Fox Kids") acquired the Class A and B Shares of International Family Entertainment, Inc. ("IFE" or the "Company") at a price of $35 per share in cash. Liberty Media, the holder of all C Shares, received newly-issued preferred stock issued by Fox Kids, and also based on a price of $35 per share.

-- The acquisition included all the assets of IFE including The Family Channel, the MTM Studio and Library ("MTM"), the FiT TV Channel, and Calvin Gilmore. The transaction represents an equity value of approximately $1.7 billion and an enterprise value of $1.9 billion.

-- The price of $35 per share represents a premium of approximately 9% over the previous day closing price and a premium of approximately 60% to the 90-day average stock price.

Stock Price History
-------------------

          [Chart reflecting the following information:



                                            Indexed Price
                                            -------------
                                                                   International
Daily from    BET                           Time                   Family         Liberty
6/10/96 to    Holdings  Disney  News Corp.  Warner         Viacom  Entertainment  Media  S&P 500
------------  --------  ------  ----------  -------------  ------  --------------------  -------
6/10/97
-------
10-Jun-96     28.250    62.375  22.125      41.375         37.375  18.125      18.917    672.160
11-Jun-96     28.000    62.375  22.125      40.875         37.875  18.625      18.833    670.970
12-Jun-96     27.875    62.375  21.875      40.375         37.750  18.250      18.667    669.040
13-Jun-96     28.000    61.750  22.000      40.375         37.875  18.625      18.417    667.920
14-Jun-96     27.500    61.500  22.000      40.750         37.375  18.125      18.833    665.850
17-Jun-96     27.125    62.000  22.625      40.250         36.875  18.375      18.833    665.160
18-Jun-96     27.000    61.000  23.125      40.125         37.875  18.500      18.167    662.060
19-Jun-96     26.750    61.125  23.250      39.625         38.000  17.875      18.750    661.960
20-Jun-96     26.375    61.750  23.250      39.125         38.250  18.250      18.667    662.100
21-Jun-96     26.500    63.000  23.125      39.375         38.750  18.625      18.500    666.840
24-Jun-96     28.500    62.250  23.250      39.125         38.250  18.750      18.583    668.850
25-Jun-96     27.875    63.250  23.500      39.000         38.000  19.125      18.750    668.480
26-Jun-96     27.500    62.375  23.125      38.750         37.625  18.625      18.500    664.390
27-Jun-96     26.625    63.125  22.875      39.000         37.875  18.500      18.000    668.550
28-Jun-96     26.375    62.875  23.500      39.250         38.125  18.500      17.667    670.630

[Chart continued from previous page]

1-Jul-96       26.125        62.250        23.500        39.500        38.250        18.375        17.583       675.880
2-Jul-96       25.750        61.250        23.250        39.625        38.125        18.375        18.000       673.610
3-Jul-96       24.750        61.000        23.125        39.750        37.750        18.500        17.833       672.400
4-Jul-96       24.750        61.000        23.125        39.750        37.750        18.500        17.833       672.400
5-Jul-96       24.750        59.375        23.375        38.875        37.000        18.250        17.333       657.440
8-Jul-96       24.750        59.000        23.125        38.125        36.500        18.250        16.917       652.540
9-Jul-96       24.875        57.500        23.250        38.000        35.750        18.250        16.917       654.750
10-Jul-96      25.000        58.125        23.125        37.375        34.750        17.375        16.500       656.060
11-Jul-96      25.750        56.125        22.250        36.125        33.500        17.500        16.083       645.670
12-Jul-96      25.750        56.875        22.625        35.625        34.000        17.250        16.667       646.190
15-Jul-96      25.500        54.875        22.125        33.875        32.375        17.250        15.833       629.800
16-Jul-96      25.875        56.000        22.000        33.250        31.625        15.875        14.500       628.370
17-Jul-96      26.500        56.000        20.625        36.625        33.750        16.750        15.583       634.070
18-Jul-96      26.625        57.250        20.500        37.125        35.500        16.625        16.583       643.560
19-Jul-96      26.375        57.375        20.375        35.750        34.750        16.375        16.583       638.730
22-Jul-96      25.875        56.000        19.875        34.250        35.000        16.000        15.667       633.770
23-Jul-96      25.000        55.500        19.250        33.875        35.375        15.750        14.917       626.870
24-Jul-96      24.625        54.750        18.875        34.000        33.500        15.375        14.250       626.650
25-Jul-96      25.250        54.375        19.375        34.250        33.875        15.750        14.500       631.170
26-Jul-96      25.250        54.125        19.625        35.250        34.500        16.125        14.750       635.900
29-Jul-96      24.875        53.375        19.375        34.750        34.125        15.500        14.750       630.910
30-Jul-96      24.875        55.250        19.625        35.000        34.250        16.125        14.750       635.260
31-Jul-96      24.500        55.625        19.875        34.875        34.250        16.125        14.667       639.950
1-Aug-96       23.875        57.375        20.500        35.750        34.125        17.000        15.417       650.020
2-Aug-96       23.500        58.000        20.625        36.500        34.375        17.750        16.042       662.490
5-Aug-96       24.125        58.375        20.250        36.375        34.750        18.500        15.750       660.230
6-Aug-96       24.375        59.000        20.250        36.500        35.000        17.500        15.667       662.380
7-Aug-96       24.000        58.375        20.250        35.875        35.375        17.375        15.833       664.160
8-Aug-96       24.000        57.500        20.500        35.500        35.250        17.500        15.833       662.590
9-Aug-96       24.375        57.125        20.375        35.375        34.000        17.500        16.375       662.100
12-Aug-96      24.375        58.500        20.250        35.625        34.125        17.375        16.417       665.770

[Chart continued from previous page]

13-Aug-96      25.375        58.000        20.125        35.500        33.375        17.500        16.417       660.200
14-Aug-96      25.750        58.125        20.125        35.000        33.125        18.250        16.459       662.050
15-Aug-96      25.750        57.875        20.250        34.625        32.375        18.500        17.083       662.280
16-Aug-96      25.625        58.125        20.250        34.500        33.125        18.000        17.500       665.210
19-Aug-96      25.625        58.000        20.500        34.500        33.625        18.375        18.333       666.580
20-Aug-96      25.500        57.250        20.250        34.250        33.750        18.125        18.000       665.690
21-Aug-96      25.625        57.875        20.250        33.875        33.125        18.000        18.250       665.070
22-Aug-96      25.750        58.125        20.063        34.250        33.125        17.875        18.167       670.680
23-Aug-96      25.750        58.375        20.875        34.000        33.000        18.000        17.917       667.030
26-Aug-96      26.000        59.375        20.750        34.125        33.000        18.125        17.667       663.880
27-Aug-96      26.000        59.000        20.875        34.250        32.625        18.250        17.750       666.310
28-Aug-96      25.875        58.250        21.125        34.500        31.875        18.000        17.583       664.810
29-Aug-96      25.750        57.750        21.000        33.750        31.500        18.125        17.417       657.400
30-Aug-96      25.625        57.000        21.250        33.375        31.250        18.000        17.583       651.990
2-Sep-96       25.625        57.000        21.250        33.375        31.250        18.000        17.583       651.990
3-Sep-96       25.500        57.000        21.250        33.000        30.750        17.875        17.500       654.720
4-Sep-96       25.375        56.750        21.250        32.750        30.375        17.750        17.500       655.610
5-Sep-96       25.250        55.625        21.000        32.125        32.375        18.000        17.417       649.440
6-Sep-96       25.500        57.000        21.250        33.500        33.000        18.625        17.583       655.680
9-Sep-96       26.000        58.250        21.500        33.625        33.250        18.500        17.500       663.760
10-Sep-96      26.500        57.875        21.250        34.625        34.250        18.250        17.667       663.810
11-Sep-96      26.625        58.625        21.125        35.125        34.125        18.000        17.833       667.280
12-Sep-96      26.625        60.500        21.000        37.000        33.625        17.875        18.167       671.150
13-Sep-96      26.875        60.750        21.125        37.750        35.000        17.625        18.709       680.540
16-Sep-96      26.750        60.250        21.250        37.375        35.750        17.500        18.333       683.980
17-Sep-96      26.625        61.125        21.125        37.625        35.125        17.500        18.500       682.940
18-Sep-96      26.250        61.250        20.875        37.375        34.750        17.375        18.500       681.470
19-Sep-96      26.250        63.500        21.125        37.375        34.375        17.250        18.500       683.000
20-Sep-96      26.750        63.125        20.750        37.125        34.250        17.250        18.792       687.030
23-Sep-96      27.500        63.625        20.500        36.750        33.875        17.000        18.750       686.480

[Chart continued from previous page]

24-Sep-96      27.750        62.750        20.500        36.750        33.375        16.875        18.500       685.610
25-Sep-96      29.750        62.625        20.875        37.000        34.125        15.750        18.250       685.830
26-Sep-96      29.000        62.000        20.875        37.250        34.250        16.250        18.667       685.860
27-Sep-96      29.000        63.000        20.875        37.625        34.375        16.375        18.833       686.190
30-Sep-96      28.750        63.250        20.875        38.500        35.250        16.375        19.083       687.310
1-Oct-96       28.625        62.500        21.000        37.750        34.375        16.375        19.500       689.080
2-Oct-96       28.875        62.875        21.125        38.375        34.500        16.875        19.250       694.010
3-Oct-96       28.750        63.125        21.125        38.750        34.625        17.125        18.667       692.780
4-Oct-96       29.250        64.125        21.875        39.500        36.625        18.125        18.833       701.460
7-Oct-96       28.625        64.125        22.125        40.375        36.750        17.375        19.000       703.340
8-Oct-96       28.875        63.625        22.250        40.125        37.125        17.500        18.833       700.640
9-Oct-96       28.750        63.500        21.875        41.125        36.625        17.625        18.917       696.740
10-Oct-96      28.625        63.625        22.000        41.375        36.250        17.625        19.000       694.610
11-Oct-96      28.875        64.000        22.750        41.750        35.750        17.875        19.000       700.660
14-Oct-96      29.125        64.125        23.000        41.250        35.250        17.875        18.833       703.540
15-Oct-96      29.125        64.375        22.625        40.875        33.750        17.750        18.750       702.570
16-Oct-96      28.875        65.500        22.875        41.875        34.375        17.375        18.583       704.410
17-Oct-96      29.125        64.875        23.000        41.125        34.500        17.375        18.333       706.990
18-Oct-96      29.000        65.000        23.375        40.000        34.250        17.625        18.333       710.820
21-Oct-96      28.875        65.625        23.000        40.125        33.625        17.750        18.000       709.850
22-Oct-96      29.625        66.625        22.250        40.000        33.125        17.750        17.667       706.570
23-Oct-96      29.750        66.125        22.875        38.750        32.250        17.875        17.583       707.270
24-Oct-96      30.000        65.375        22.750        38.250        32.125        17.625        17.417       702.290
25-Oct-96      29.875        66.250        22.750        37.625        31.500        17.875        17.333       700.920
28-Oct-96      29.500        66.375        22.500        37.625        30.875        17.875        17.333       697.260
29-Oct-96      29.250        65.750        22.375        37.000        31.750        18.000        17.250       701.500
30-Oct-96      29.000        65.625        22.375        37.375        32.000        18.125        17.250       700.900
31-Oct-96      29.250        65.875        22.625        37.250        32.625        17.875        17.167       705.270
1-Nov-96       29.000        65.500        22.500        38.125        35.000        17.750        17.917       703.770
4-Nov-96       29.375        66.875        22.625        38.000        34.500        17.625        18.417       706.730

[Chart continued from previous page]

5-Nov-96       29.000        67.625        22.984        39.625        35.000        17.000        18.750       714.140
6-Nov-96       28.750        67.750        22.750        39.875        35.750        16.875        18.750       724.590
7-Nov-96       28.125        69.000        22.375        39.125        36.250        16.750        17.917       727.650
8-Nov-96       27.250        68.500        22.500        39.500        36.125        16.500        17.750       730.820
11-Nov-96      26.625        70.375        22.500        39.875        36.750        16.875        18.083       731.870
12-Nov-96      26.125        70.875        21.500        39.375        37.375        17.000        18.250       729.560
13-Nov-96      26.125        70.625        21.125        39.750        38.000        17.125        18.459       731.130
14-Nov-96      26.125        70.625        21.375        39.875        37.750        17.000        18.250       735.880
15-Nov-96      27.500        72.250        21.500        40.875        37.875        16.750        18.083       737.620
18-Nov-96      27.875        71.375        21.250        40.750        38.000        16.500        17.917       737.020
19-Nov-96      27.750        71.000        21.250        41.000        37.250        16.875        17.667       742.160
20-Nov-96      28.000        71.750        21.625        39.750        37.500        17.000        17.709       743.950
21-Nov-96      28.125        72.250        21.625        40.375        37.500        16.875        16.750       742.750
22-Nov-96      27.750        72.125        21.625        40.875        37.375        16.500        15.667       748.730
25-Nov-96      27.750        73.500        21.750        40.500        36.375        16.125        15.917       757.030
26-Nov-96      27.625        76.000        21.500        40.250        36.375        15.875        16.333       755.960
27-Nov-96      27.625        73.875        21.250        40.625        36.750        15.000        16.667       755.000
28-Nov-96      27.625        73.875        21.250        40.625        36.750        15.000        16.667       755.000
29-Nov-96      27.750        73.875        21.250        40.750        37.375        15.375        16.667       757.020
2-Dec-96       27.750        73.875        20.875        40.750        37.125        15.625        16.167       756.560
3-Dec-96       27.750        71.875        20.125        40.500        36.875        15.625        16.167       748.280
4-Dec-96       28.375        72.000        20.250        39.859        36.625        15.625        17.125       745.100
5-Dec-96       28.375        71.875        20.625        40.000        36.750        15.625        17.833       744.380
6-Dec-96       28.375        71.500        20.500        39.750        36.500        15.375        18.542       739.600
9-Dec-96       28.375        73.125        20.750        40.000        37.500        15.625        18.667       749.760
10-Dec-96      28.500        73.250        21.125        40.125        38.000        15.625        18.000       747.540
11-Dec-96      28.500        72.125        20.625        39.750        37.500        15.625        18.250       740.730
12-Dec-96      27.500        70.250        20.375        38.875        37.000        15.250        17.917       729.330
13-Dec-96      26.750        70.250        20.375        39.000        36.875        15.000        18.500       728.640
16-Dec-96      26.625        69.375        20.250        38.250        36.125        15.375        18.250       720.980
17-Dec-96      25.750        70.875        20.625        38.125        35.625        14.875        18.542       726.040

[Chart continued from previous page]

18-Dec-96      24.750        71.500        20.500        37.750        36.375        15.000        18.083       731.540
19-Dec-96      26.375        72.375        20.875        37.875        36.125        15.000        17.917       745.760
20-Dec-96      26.750        72.375        20.875        37.750        36.250        15.375        17.667       748.870
23-Dec-96      26.375        72.125        20.500        37.500        36.000        15.125        18.000       746.920
24-Dec-96      26.500        71.500        20.625        37.000        35.750        15.250        17.917       751.030
25-Dec-96      26.500        71.500        20.625        37.000        35.750        15.250        17.917       751.030
26-Dec-96      27.125        71.375        20.750        37.375        36.000        15.000        18.000       755.820
27-Dec-96      27.625        71.250        20.500        37.125        35.000        16.125        18.417       756.790
30-Dec-96      28.000        70.000        20.750        37.250        35.125        15.750        18.750       753.850
31-Dec-96      28.750        69.750        20.875        37.500        34.500        15.500        19.042       740.740
1-Jan-97       28.750        69.750        20.875        37.500        34.500        15.500        19.042       740.740
2-Jan-97       29.250        67.375        20.875        36.750        34.250        15.625        19.000       737.010
3-Jan-97       29.313        69.250        21.000        37.375        34.750        17.000        19.333       748.030
6-Jan-97       29.500        69.000        21.000        37.250        34.000        16.625        18.917       747.650
7-Jan-97       29.125        68.875        21.375        37.750        34.625        16.625        18.500       753.230
8-Jan-97       28.000        67.875        21.000        37.750        35.000        16.875        18.542       748.410
9-Jan-97       27.875        67.500        21.375        37.625        35.375        16.750        18.333       754.850
10-Jan-97      27.875        67.875        21.125        37.500        36.000        16.625        18.333       759.500
13-Jan-97      27.625        68.000        21.000        37.750        36.000        16.500        18.959       759.510
14-Jan-97      27.875        69.250        21.375        37.750        35.375        16.750        19.125       768.860
15-Jan-97      28.500        69.125        21.250        37.375        34.500        17.375        19.125       767.200
16-Jan-97      28.125        68.875        21.500        37.125        34.000        16.875        18.125       769.750
17-Jan-97      27.875        70.000        21.250        36.750        33.875        16.875        18.500       776.170
20-Jan-97      27.750        70.500        21.250        36.500        33.875        17.125        18.750       776.700
21-Jan-97      27.375        69.750        21.250        37.750        33.625        17.125        19.125       782.720
22-Jan-97      26.750        70.750        21.250        39.125        34.250        17.000        18.875       786.230
23-Jan-97      25.250        70.375        21.250        38.750        33.625        17.500        19.125       777.560
24-Jan-97      25.250        71.250        20.750        38.875        34.375        18.250        18.875       770.520
27-Jan-97      25.500        71.625        20.750        38.375        34.125        17.625        19.000       765.020
28-Jan-97      25.500        72.625        20.500        38.000        34.000        17.875        19.000       765.020

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29-Jan-97      25.250        73.750        20.250        38.750        34.000        17.875        19.125       772.500
30-Jan-97      25.250        72.375        20.125        38.625        34.250        18.000        19.313       784.170
31-Jan-97      26.250        72.875        20.500        38.500        34.000        17.750        19.000       786.160
3-Feb-97       27.125        72.875        20.625        38.750        33.625        18.125        18.875       786.730
4-Feb-97       27.250        72.625        20.750        38.250        33.125        18.000        18.875       789.260
5-Feb-97       27.000        72.750        21.125        38.250        32.250        19.500        19.375       778.280
6-Feb-97       27.125        74.000        20.875        38.875        32.250        20.875        19.563       780.150
7-Feb-97       26.500        75.000        20.750        39.375        33.125        20.125        19.125       789.560
10-Feb-97      26.750        75.625        20.375        39.625        34.000        19.250        19.875       785.430
11-Feb-97      27.750        75.000        20.500        41.500        34.625        19.375        20.125       789.590
12-Feb-97      28.000        76.625        20.750        42.750        34.250        19.625        21.375       802.770
13-Feb-97      29.000        77.375        20.625        42.875        34.125        19.500        21.625       811.820
14-Feb-97      29.375        78.125        20.500        42.625        33.375        20.125        21.188       808.480
17-Feb-97      29.375        78.125        20.500        42.625        33.375        20.125        21.188       808.480
18-Feb-97      30.375        77.500        20.625        42.375        35.000        19.875        21.000       816.290
19-Feb-97      31.125        76.125        20.750        43.125        35.375        20.000        22.625       812.490
20-Feb-97      31.000        74.750        20.500        42.625        35.375        19.375        22.938       802.800
21-Feb-97      30.250        75.375        20.625        42.000        34.625        19.000        22.250       801.770
24-Feb-97      30.000        75.625        21.250        42.125        34.625        19.625        22.750       810.280
25-Feb-97      30.000        76.125        21.875        42.250        34.625        19.500        22.500       812.100
26-Feb-97      29.375        75.500        21.750        41.625        34.625        19.250        22.625       805.680
27-Feb-97      29.500        75.875        21.375        41.000        34.125        19.250        22.125       795.070
28-Feb-97      29.375        74.250        21.250        41.000        34.875        19.125        21.000       790.820
3-Mar-97       29.375        73.375        21.125        42.375        35.875        19.625        21.250       795.310
4-Mar-97       29.250        72.750        21.250        42.875        36.500        19.625        22.000       790.950
5-Mar-97       29.250        73.500        21.125        43.375        36.875        19.750        22.500       801.990
6-Mar-97       27.750        75.125        21.125        43.625        36.750        19.875        23.000       798.560
7-Mar-97       28.250        76.000        21.250        44.250        36.875        21.250        22.750       804.970
10-Mar-97      29.375        76.750        21.250        44.000        36.500        20.750        22.250       813.650
11-Mar-97      30.500        77.125        21.625        43.375        36.375        20.750        22.250       811.340
12-Mar-97      30.250        75.375        21.375        43.250        36.375        20.125        22.375       804.260

[Chart continued from previous page]

13-Mar-97  30.125    73.250   21.375  41.750  36.125  19.625  21.500   789.560
14-Mar-97  30.000    74.750   20.875  42.750  36.375  19.875  21.875   793.170
17-Mar-97  30.125    76.000   20.500  43.000  36.375  19.250  22.000   795.710
18-Mar-97  29.875    75.500   19.875  43.500  36.500  19.125  22.000   789.660
19-Mar-97  30.250    75.000   19.250  43.625  36.500  19.125  22.125   785.770
20-Mar-97  29.875    74.500   19.125  44.000  36.500  19.125  21.625   782.650
21-Mar-97  28.250    74.000   18.750  43.375  36.500  18.375  21.625   784.100
24-Mar-97  27.875    75.000   19.125  44.875  36.500  18.750  21.750   790.890
25-Mar-97  28.000    74.750   18.875  44.000  35.875  19.500  21.375   789.070
26-Mar-97  28.750    75.250   18.625  44.250  32.500  20.750  21.063   790.500
27-Mar-97  29.875    75.000   18.375  44.000  33.000  20.125  20.375   773.880
28-Mar-97  29.875    75.000   18.375  44.000  33.000  20.125  20.375   773.880
31-Mar-97  29.625    72.875   18.000  43.250  32.625  20.375  19.938   757.120
1-Apr-97   30.625    72.375   18.250  43.500  32.500  20.375  20.000   759.640
2-Apr-97   30.625    72.375   17.875  42.625  32.000  20.250  19.500   750.110
3-Apr-97   30.500    72.625   18.000  42.500  31.500  20.250  19.875   750.320
4-Apr-97   30.250    73.750   18.000  43.000  30.750  21.000  20.750   757.900
7-Apr-97   30.375    73.750   18.125  43.375  31.250  21.250  20.500   762.130
8-Apr-97   30.000    73.875   18.000  42.625  31.125  20.750  21.500   766.120
9-Apr-97   29.750    73.750   18.250  42.500  31.750  21.125  21.000   760.600
10-Apr-97  29.750    74.000   18.125  42.250  31.750  20.875  19.625   758.340
11-Apr-97  29.500    72.375   17.875  41.000  31.375  20.375  19.938   737.650
14-Apr-97  29.250    71.125   17.875  40.750  30.625  20.625  19.750   743.730
15-Apr-97  28.625    73.875   18.250  40.750  30.875  20.500  20.063   754.720
16-Apr-97  28.875    75.625   18.250  43.875  31.250  20.250  21.000   763.530
17-Apr-97  28.875    75.750   18.250  44.250  31.125  20.250  20.625   761.770
18-Apr-97  29.000    76.750   18.750  44.125  31.625  20.000  19.875   766.340
21-Apr-97  28.875    76.875   18.625  44.000  30.375  19.750  19.125   760.370
22-Apr-97  28.625    78.250   19.000  44.750  27.375  20.500  19.000   774.610
23-Apr-97  29.125    79.125   18.875  45.000  25.875  19.875  19.250   773.640
24-Apr-97  29.000    78.250   18.125  44.500  26.000  19.875  19.750   771.180
25-Apr-97  28.625    77.375   18.375  44.375  25.750  20.000  18.750   765.370

[Chart continued from previous page]


28-Apr-97         28.750        77.625        18.375        44.500        25.500        19.875        19.875       772.960
29-Apr-97         28.750        80.750        18.750        44.875        25.750        20.000        19.563       794.050
30-Apr-97         28.875        81.750        18.500        45.000        26.625        20.250        18.813       801.340
1-May-97          29.000        81.000        18.625        44.875        28.750        20.500        19.375       798.530
2-May-97          29.000        80.375        18.500        45.000        29.500        21.750        20.250       812.970
5-May-97          29.000        82.125        18.625        45.250        29.000        21.125        21.063       830.240
6-May-97          28.625        82.250        18.500        45.000        28.250        21.000        20.016       827.760
7-May-97          28.250        80.500        18.500        44.000        28.938        20.875        19.750       815.620
8-May-97          27.500        81.250        18.625        44.000        28.250        20.625        19.250       820.260
9-May-97          28.000        82.250        18.750        43.875        28.813        20.875        19.875       824.780
12-May-97         28.875        84.500        18.625        45.375        28.938        20.938        20.250       837.660
13-May-97         28.500        83.625        18.250        46.875        28.813        21.500        20.500       833.130
14-May-97         28.250        83.625        17.875        47.625        29.000        22.750        20.375       836.040
15-May-97         28.125        82.875        17.750        47.250        29.000        22.625        20.750       841.880
16-May-97         28.625        80.875        17.875        47.750        30.063        24.125        20.000       829.750
19-May-97         29.125        83.250        17.875        48.625        30.125        23.875        21.000       833.270
20-May-97         29.125        83.500        18.000        48.625        29.875        24.125        21.125       841.660
21-May-97         30.000        82.125        18.000        48.375        29.375        24.750        21.875       839.350
22-May-97         30.625        82.125        18.000        47.750        29.563        24.250        22.125       835.660
23-May-97         30.875        83.250        17.875        48.500        29.938        25.625        22.250       847.030
26-May-97         30.875        83.250        17.875        48.500        29.938        25.625        22.250       847.030
27-May-97         31.250        83.750        17.250        48.875        29.750        27.000        23.000       849.710
28-May-97         31.750        83.875        17.500        47.250        30.438        27.000        22.250       847.210
29-May-97         32.125        82.875        17.625        46.875        30.250        27.875        21.250       844.080
30-May-97         32.125        81.875        17.750        46.500        30.125        27.875        21.813       848.280
2-Jun-97          33.125        80.875        17.625        46.250        29.563        31.875        23.125       846.360
3-Jun-97          33.125        80.625        17.750        46.125        30.000        30.875        22.750       845.480
4-Jun-97          33.125        79.875        17.500        46.125        30.500        31.000        23.125       840.110
5-Jun-97          33.250        80.750        17.625        46.500        30.625        31.000        23.250       843.430
6-Jun-97          33.375        81.375        17.625        46.750        30.875        31.750        23.250       858.010
9-Jun-97          33.250        81.000        17.625        47.750        32.688        32.000        23.500       862.910
10-Jun-97         33.500        81.875        17.750        49.625        33.500        30.875        23.813       865.270]


Entertainment Composite: News Corp., Time Warner, Disney and Viacom. Cable Composite: BET Holdings, Liberty Media.

[Continued from previous page]


Transaction Multiples
---------------------

Price per Share                       $35.00
Enterprise Value (EV)                 $1,866mm
Adjusted Enterprise Value (AEV) (a)   $1,667mm
EV / LTM EBITDA                       24.9x
AEV / LTM EBITDA (a)                  15.8x
EV / 1997E EBITDA                     22.9x
AEV / 1997E EBITDA (a)                15.2x

AEV / Subscribers (b)                 $24.30

(a) AEV=EV minus Flextech stake value of $49mm; estimated MTM value of $100mm, estimated FiT TV value of $36mm and estimated value of other assets of $15mm. Multiples exclude EBITDA contribution from those assets
(b) Includes 68.6 million Family Channel subscribers.


Transaction Comments
--------------------
-- The transaction will involve the merger of Fox Kids, a fully integrated global children's television entertainment company owned by News Corp. and Saban Entertainment, and IFE.

-- The acquisitions of The Family Channel, one of the last remaining independent cable channels, will provide Fox Kids with an established widely distributed outlet for its programming.

-- The transaction was announced a day after News Corp.'s announcement of the exchange of its U.S. Satellite-TV business for a 31% nonvoting stake in Primestar Partners LP in the form of convertible securities.

SELECT COMPARABLE TRANSACTIONS
Implied Value Adjusted for Ratings



                          Implied Levered
                         Value ($ millions)              Subscribers                Value per   Value per
      Transaction         of Cable Network   Rating (a)   (millions)   Viewers (a)  Subscriber  Viewer (a)
---------------------------------------------------------------------------------------------------------
BET at $63 per Share       $1,157              0.50          50.0       245,000       $23.14     $4,722

Comcast - Disney / E          550              0.34          42.7       153,000        12.88      3,595


Seagram's Universal /
USA Networks & Sci Fi       3,400              1.50         119.0     1,782,000        28.57      2,316

Westinghouse CBS /
TNN and CMT                 1,485              0.65         107.0       697,000        13.88      2,131

Fox / IFE                   1,667              1.22          68.6       864,000        24.30      1,929

________________________________________________________________________________


(a)  Based on Prime Time ratings as of October 1997.



[Goldman Sachs Logo]

DCF BASED VALUATION
Core Cable Network

     [Bar graph reflecting the following information:

                                                                                 Sensitivity Analysis        Sensitivity Analysis
                     Management                      Management                     Adjusted EBTDA              Adjusted EBTDA
                     Projections-                    Projections                        Margin                      Margin
                     -----------                     -----------                        ------                      ------
                     11-14%  Discount                11-14%  Discount                11-14%   Discount        12.5%  Discount
                             Rates                           Rates                            Rates                  Rates
                      9-11x  2002                            for Current              9-11x   2002            9-11x  2002 EBITDA
                             EBITDA Exit                     Margin                           EBITDA Exit            Exit Multiple
                             Multiple                20-24%  for Premium                      Multiple      EBITDA   margin @
                                                             Margin                   EBITDA  margin                 54%

                                                      9-11x  2002 EBITDA                        @ 58%
                                                             Exit Multiple


$ Per Share              $72 - $95                        $65 - 87                     $58 - $76                   $56 - $67
-----------
                   Multiple of EBITDA               Multiple of EBITDA             Multiple of EBITDA         Multiple of EBITDA
                   FY 1997 20.3x - 26.2x           FY 1997 18.5x - 24.1x          FY 1997 16.5x - 21.3x       FY 1997 14.6 - 17.4x
                   FY 1998 14.5x - 18.8x           FY 1998 13.2x - 17.3x          FY 1998 12.2x - 15.7x      FY 1998 12.2x - 14.4x

New Offer $63
Current Price $54
Original Offer $48

Valuation ranges on July 31, 1998

[Goldman Sachs Logo]

                                                            [Goldman Sachs Logo]
DISCOUNTED CASH FLOW VALUATION
Analysis of BET Cable Network
Valuation at July 31, 1998


                     Using Management December Projections
                     -------------------------------------
                         Exit Multiple of 2002 EBITDA
                  ---------------------------------------------
                                   9.0 x      9.5x      10.0 x     10.5 x     11.0 x
--------------------------------------------------------------------------------------
             11.0%               1,436,244  1,503,201  1,570,158  1,637,115  1,704,071
Discount     12.0%               1,387,343  1,451,940  1,516,537  1,581,135  1,645,732
Rate         12.5%               1,363,680  1,427,136  1,490,593  1,554,049  1,617,506
             13.0%               1,340,524  1,402,865  1,465,206  1,527,546  1,589,887
             14.0%               1,295,681  1,355,863  1,416,045  1,476,227  1,536,409


                         Using Constant EBITDA Margins
                         -----------------------------
                         Exit Multiple of 2002 EBITDA
--------------------------------------------------------------------------------------
                                   9.0 x      9.5x      10.0 x     10.5 x     11.0 x
--------------------------------------------------------------------------------------
             11.0%               1,147,698  1,201,441  1,255,185  1,308,928  1,362,672
Discount     12.0%               1,108,425  1,160,275  1,212,124  1,263,974  1,315,823
Rate         12.5%               1,089,421  1,140,355  1,191,288  1,242,222  1,293,156
             13.0%               1,070,823  1,120,861  1,170,900  1,220,938  1,270,977
             14.0%               1,034,806  1,083,112  1,131,418  1,179,723  1,228,029
Note:  EBITDA margin constant at 58%.

            Using Management December Projections at Adjusted Rates
            -------------------------------------------------------
                         Exit Multiple of 2002 EBITDA
                  ----------------------------------------------
                                   9.0 x      9.5x      10.0 x     10.5  x     11.0 x
--------------------------------------------------------------------------------------
               11%/20%           1,311,912  1,375,328  1,438,745  1,502,162  1,565,579
Discount       12%/21%           1,266,050  1,327,257  1,388,464  1,449,671  1,510,878
Rate         12.5%/22%           1,240,717  1,300,705  1,360,694  1,420,682  1,480,671
               13%/23%           1,216,039  1,274,841  1,333,643  1,392,445  1,451,247
               14%/24%           1,174,178  1,230,968  1,287,758  1,344,548  1,401,338
Note:  Using discount rates of 11-14% for current EBITDA margin and 20-24% for premium margin.

             Using Fixed Discount Rate and Various EBITDA Margins
             ----------------------------------------------------
                         Exit Multiple of 2002 EBITDA
                ----------------------------------------------
                                   9.0 x      9.5x      10.0 x     10.5 x     11.0 x
--------------------------------------------------------------------------------------
             46%                   847,469    887,865    928,261    968,657  1,009,053
EBITDA       50%                   928,120    972,028  1,015,937  1,059,846  1,103,754
Margin       54%                 1,008,770  1,056,191  1,103,613  1,151,034  1,198,455
             58%                 1,089,421  1,140,355  1,191,288  1,242,222  1,293,156
             62%                 1,170,071  1,224,518  1,278,964  1,333,411  1,387,857
Note:  Discount rate constant at 12.5%.

                                                            [Goldman Sachs Logo]
DISCOUNTED CASH FLOW VALUATION
Analysis of BET Cable Network
Valuation Per Share at July 31, 1998



                     Using Management December Projections
                     -------------------------------------
                         Exit Multiple of 2002 EBITDA
                   --------------------------------------------------
                                 9.0 x  9.5x   10.0 x  10.5 x  11.0 x
---------------------------------------------------------------------
             11.0%               79.99  83.72   87.45   91.18   94.91
Discount     12.0%               77.27  80.86   84.46   88.06   91.66
Rate         12.5%               75.95  79.48   83.02   86.55   90.08
             13.0%               74.66  78.13   81.60   85.07   88.55
             14.0%               72.16  75.51   78.86   82.22   85.57


                               Using Constant EBITDA Margins
                               -----------------------------
                               Exit Multiple of 2002 EBITDA
                      --------------------------------------------------------
                                       9.0 x  9.5x   10.0 x  10.5 x  11.0 x
------------------------------------------------------------------------------
             11.0%                     63.92  66.91   69.91   72.90   75.89
             12.0%                     61.73  64.62   67.51   70.40   73.28
Discount     12.5%                     60.68  63.51   66.35   69.19   72.02
Rate         13.0%                     59.64  62.43   65.21   68.00   70.79
             14.0%                     57.63  60.32   63.01   65.70   68.39
Note: EBITDA margin constant at 58%


            Using Management December Projections at Adjusted Rates
            -------------------------------------------------------
                         Exit Multiple of 2002 EBITDA
------------------------------------------------------------------------------
                                       9.0 x  9.5x   10.0 x  10.5 x  11.0 x
------------------------------------------------------------------------------
             11% / 20                  73.07  76.60   80.13   83.66   87.19
Discount     12% / 21                  70.51  73.92   77.33   80.74   84.15
Rate         12.5%/22                  69,10  72.44   75.78   79.12   82.47
             13% / 23                  67.73  71.00   74.28   77.55   80.83
             14% / 24                  65.40  68.56   71.72   74.88   78.05
Note: Using discount rates of 11-14% for current margin and 20-24% for premium margin.

             Using Fixed Discount Rate and Various EBITDA Margins
             ----------------------------------------------------
                         Exit Multiple of 2002 EBITDA
                 ----------------------------------------------------------
                                       9.0 x  9.5x   10.0 x  10.5 x  11.0 x
---------------------------------------------------------------------------
             46%                       47.20  49.45   51.70   53.95   56.20
EBITDA       50%                       51.69  54.14   56.58   59.03   61.47
Margin       54%                       56.18  58.82   61.47   64.11   66.75
             58%                       60.68  63.51   66.35   69.19   72.02
             62%                       65.17  68.20   71.23   74.26   77.30
Note: Discount rate constant at 12.5%.

                                                            [Goldman Sachs Logo]
DISCOUNTED CASH FLOW VALUATION
Analysis of BET Cable Network
Levered Multiple of 1998 EBITDA


                     Using Management December Projections
                     -------------------------------------
                         Exit Multiple of 2002 EBITDA
                    ---------------------------------------------------------
                                       9.0 x    9.5x   10.0 x  10.5 x  11.0 x
-----------------------------------------------------------------------------
             11.0%                     15.4 x  16.1 x  16.8 x  17.5 x  18.2 x
Discount     12.0%                     14.9 x  15.6 x  16.3 x  16.9 x  17.6 x
Rate         12.5%                     14.7 x  15.3 x  16.0 x  16.6 x  17.3 x
             13.0%                     14.4 x  15.1 x  15.7 x  16.4 x  17.0 x
             14.0%                     14.0 x  14.6 x  15.2 x  15.8 x  16.5 x

                         Using Constant EBITDA Margins
                         -----------------------------
                         Exit Multiple of 2002 EBITDA
           ------------------------------------------------------------------
                                       9.0 x    9.5x   10.0 x  10.5 x  11.0 x
------------------------------------------------------------------------------
             11.0%                     12.9 x  13.4 x  14.0 x  14.6 x  15.2 x
Discount     12.0%                     12.4 x  13.0 x  13.6 x  14.1 x  14.7 x
Rate         12.5%                     12.2 x  12.8 x  13.3 x  13.9 x  14.4 x
             13.0%                     12.0 x  12.6 x  13.1 x  13.7 x  14.2 x
             14.0%                     11.7 x  12.2 x  12.7 x  13.2 x  13.7 x
Note: EBITDA margin constant at 58%.


            Using Management December Projections at Adjusted Rates
            -------------------------------------------------------
                         Exit Multiple of 2002 EBITDA
              ---------------------------------------------------------------
                                       9.0 x    9.5x   10.0 x  10.5 x  11.0 x
-----------------------------------------------------------------------------
             11% / 20%                 14.1 x  14.8 x  15.5 x  16.1 x  16.8 x
Discount     12% / 21%                 13.7 x  14.3%   14.9 x  15.6 x  16.2 x
Rate         12.5%/22%                 13.4 x  14.0 x  14.6 x  15.3 x  15.9 x
             13% / 23%                 13.1 x  13.8 x  14.4 x  15.0 x  15.6 x
             14% / 24%                 12.7 x  13.3 x  13.9 x  14.5 x  15.1 x
Note: Using discount rates of 11-14% for current margin and 20-24% for premium margin.

             Using Fixed Discount Rate and Various EBITDA Margins
             ----------------------------------------------------
                         Exit Multiple of 2002 EBITDA
-----------------------------------------------------------------------------
                                       9.0 x    9.5x   10.0 x  10.5 x  11.0 x
                                       ------  ------  ------  ------  ------
             46%                       12.2 x  12.7 x  13.3 x  13.8 x  14.4 x
EBITDA       50%                       12.2 x  12.7 x  13.3 x  13.8 x  14.4 x
Margin       54%                       12.2 x  12.8 x  13.3 x  13.9 x  14.4 x
             58%                       12.2 x  12.8 x  13.3 x  13.9 x  14.4 x
             62%                       12.3 x  12.8 x  13.4 x  13.9 x  14.5 x
Note: Discount rate constant at 12.5%.

                                                            [Goldman Sachs Logo]

VALUATION SUMMARY OF OTHER UNITS

                          Potential Current Market Value
--------------------------------------------------------
Business Unit             Value ($mm)          Key Assumptions
--------------------------------------------------------------
BET on Jazz               $20 - 30             -- 2 million current subscribers
                                               -- $10 - $15 per subscriber
                                               (consistent with high quality
                                               niche, start-up channels)


Action Pay-Per-View       $20 - $25            -- 15 - 20x LTM EBITDA



Publishing                $5 - 10              -- 1 - 2x LTM Sales



SoundStage                $15 - 25             -- 8 - 12x 1999 EBITDA
Restaurants



Unconsolidated Affiliates $10                  BET Movies/Starz! 3, LaVan
                                               Hawkins Urban City Foods
                                               and Cybersonic Records
                                               valued at cost

Total                     $70 - 100
Per Share                 $4.00 - 6.00

[Chart continued from previous page]

DCF of Management Projections
-----------------------------
Value ($mm)           Key Assumptions                      Other Comments
-------------------------------------------------------------------------------------
$60 - 65              --  $33mm Revenue,                   --  Logical extension of brand equity
                          $19mm EBITDA by 2002             --  Little competition in niche market
                      --  10X 2002 EBITDA                  --  Value of programming library
                      --  30% discount rate                    over time
                                                           --  Growth currently constrained by
                                                               scarcity of analog spectrum
$30 - 32              --  $16mm Revenue,                   --  Growth has been slow due to
                          $4mm EBITDA by 2002                  shortage of analog channel
                      --  9 - 11x 2002 EBITDA                  capacity
                      --  16 - 20% discount rate           --  Limited access to high-profile
                                                               programming
                                                           --  Competitive segment
$8 - 10               --  $11mm Revenue,                   --  Low growth / low margin
                          $1mm EBITDA by 2002                  business
                      --  8 - 12x 2002 EBITDA              --  Have already terminated YSB
                      --  11 - 15% discount rate
$35 - 40              --  $19.3mm EBITDA by 2002           --  Successful restaurant launch in
                      --  8 - 9x 2002 EBITDA                   Largo
                      --  30% discount rate                --  Attractive arrangement with
                                                               Disney
                                                           --  Cash flow associated with
                                                               restaurants are risky relative to
                                                               core
$10                   --  BET Movies/Starz! 3, LaVan       --  Little effect on valuation
                          Hawkins Urban City Foods
                          and Cybersonic Records
                          valued at cost

$145 - 160
$8.00 - 9.00

RECAPITALIZATION ANALYSIS SUMMARY

Price to the Public Shareholders                                      $63.00
--------------------------------                                      ------

Consolidated (Core) 1998 EBITDA/Interest:

  Management                                                          2.3x(2.4x)
  Management Adjusted                                                 2.1x(2.2x)
  Salomon (a)                                                         2.0x(2.2x)

2001 Equity Returns to Johnson Liberty (b):

  9x  EBITDA
      Management                                                      24.7%
      Management Adjusted                                             17.7%
      Salomon (a)                                                     10.1%

  10x EBITDA
      Management                                                      28.4%
      Management Adjusted                                             21.4%
      Salomon (a)                                                     13.9%

  11x EBITDA
      Management                                                      31.7%
      Management Adjusted                                             24.8%
      Salomon (a)                                                     17.3%

(a) Salomon projections for cable network, BET on Jazz and restaurants. BET management projections for remaining BET units.
(b)  Returns based upon $63.00 value per share.

PROJECT BRETT

Goldman Meeting



                                                                February 9, 1998
                                                                    Confidential

Salomon Smith Barney
        A Member of TravelersGroup

AGENDA
               1.  SUMMARY                           1

               2.  PRECEDENT TRANSACTION ANALYSIS    3

               3.  FINANCIAL PROJECTIONS             7


Salomon Smith Barney
        A Member of TravelersGroup

SUMMARY



Salomon Smith Barney
        A Member of TravelersGroup

SUMMARY VALUATION

                                     Multiple Implied Value             DCF Value
                                     ----------------------             ---------
Operating Segment                    Low               High       Low               High
-----------------                    ---               ----       ---               ----
Cable Network                        $  750            $  900     $1,050          $1,200
Jazz                                     15                20         16              20
Action PPV (a)                           30                40         30              40
Publishing (a)                            8                10          8              10
Restaurants (b)                           6                 6         13              17
                                     ------            ------     ------          ------
Total Firm Value                     $  809            $  976     $1,117          $1,287

Less:
Net Debt                                 51                51         51              51
Plus:
Option Proceeds                          29                29         29              29
Book Value of Equity Investments:        13                13         13              13
                                     ------            ------     ------          ------

Implied Equity Value                 $  800            $  967     $1,108          $1,278
Fully Diluted Shares
Outstanding (c)                        18.5              18.5       18.5            18.5
Implied Equity Value
Per Share                            $43.00            $52.00     $60.00          $69.00
Premium/(Discount)
to MArket (d)                           8.2%             30.8%      50.9%           73.6%


(a) The DCF methodology is utilized in both scenarios since it more accurately reflects the prospects associated with these limited growth entities.
(b) Value of invested capital.
(c) Primary shares outstanding of 16.7 million and options of 1.8 million with a weighted average strike price of $15.95.
(d) Closing market price of $39.75 as of September 5, 1997.


Salomon Smith Barney
        A Member of TravelersGroup

48                                                                             2

PRECEDENT TRANSACTION ANALYSIS



Salomon Smith Barney
        A Member of TravelersGroup

49                                                                             3

PRECEDENT CABLE PROGRAMMING TRANSACTIONS

LARGE CATV NETWORKS - - GREATER THAN 50MM SUBSCRIBERS
(Dollars in Millions, except per Subscriber Multiples)

Date
Announced                    Seller                         Acquiror                       Network
---------                    ------                         --------                       -------
Oct-97                       Seagram                        HSN                            USA Networks
Sep-97                       Viacom                         Seagram                        USA Networks
Jun-97                       International Family Ent.      Fox Kids Worldwide             Family Channel
Feb-97                       Gaylord                        Westinghouse                   CMT & TNN
Aug-96                       Public Investors               Silver King                    Home Shopping Network
Sep-95                       Turner Broadcasting            Time Warner                    Implied Network Value
Sep-94                       Public Investors               TCI & Comcast                  QVC
Mar-94                       Viacom                         Hearst / Capital Cities ABC    Lifetime Network
Jun-93                       Rockefeller Group              Hearst / Capital Cities ABC    Arts & Entertainment
Sep-93                       Liberty Media                  Cablevision Systems            American Movie Classics
Nov-90                       RJR Nabisco                    Hearst                         ESPN

[Table continued from above]

                              Total Implied       Multiples of Firm Value
                                                  -----------------------
Stake         Subs            Firm Value     Revenue      EBITDA      Subscriber
-----         -----           ---------      -------      --------    ----------
100.0%        120.8           $3,285.0       NA           14.8X(A)    $27.19
50.0          120.8            3,400.0       NA           15.3         28.15
100.0          69.0            1,428.0       3.8X         12.8         20.70
100.0         105.6            1,485.0       NA           11.2(A)      14.06
30.1           72.6            1,270.0       1.2          NM           17.49
100.0         387.8            7,114.0       4.0          13.4         18.34
65.0           56.6            2,182.2       1.7          10.8         38.55
33.3           59.1              952.8       3.9          11.6         16.12
12.5           56.9              400.0       2.3          11.8          7.03
50.0           52.0              390.0       4.4          12.2          6.70
20.0           57.3              850.0       1.7          11.8         14.83
                                Maximum      4.4x         15.3x       $38.55
                                Median       3.0          12.0         17.49
                                Mean         2.9          12.6         19.02
                                Minimum      1.2          10.8          6.70

(a)  Based on forward EBITDA multiple.


Salomon Smith Barney
        A Member of TravelersGroup

50                                                                             4

[Table continued from previous page]


SMALL/START UP CATV NETWORKS - - LESS THAN 50MM SUBSCRIBERS
(Dollars in Millions, except per Sub Multiples)


Date
Announced      Seller                       Acquiror                   Network
---------      ------                       -------                    -------
Sep-97         A.H. Belo                    E.W. Scripps               Television Food Network
Jun-97         Landmark Comm.               Paxson Communications      Travel Channel
Jan-97         Time Warner Inc.             Comcast / Disney           E! Entertainment
Jul-95         Cablevision Systems          NBC                        Court TV
Apr-95         Adam & Eve Comm.             Graff Pay-Per-View         Adam & Eve
Dec-94         Home Video Channel           Graff Pay-Per-View         Pay-per-view operation
Oct-94         Video Jukebox Interntl.      Ticketmaster               The Box
May-94         Bill Daniels                 Tele-Communications Inc.   Prime Ticket
Oct-93         Tele-Communications          Flextech plc               United Artists European
Jan-92         TWA                          Landmark Communications    Travel Channel
May-91         Financial News Network       General Electric           Financial News Network
May-91         Financial News Network       Discovery Communications   Learning Channel
Jul-90         Country Music TV             Gaylord Entertainment      Country Music TV
Jan-90         Christian Best. Network      International Family Ent.  Family Channel
Jan-90         Company Directors            Gold'N M Television        Nostalgia Network
Feb-89         Investor Groups              Investor Groups            Discovery Channel

[Table continued from previous page]

                              Total Implied       Multiples of Firm Value
                                                  -----------------------
Stake         Subs            Firm Value     Revenue      Ebitda      Subscriber
-----         -----           ---------      -------      --------    ----------
100.0%         26.5           $223.2         8.9x         NM          $ 8.42
100.0          18.7             75.0         4.2          NM            4.01
58.4           42.2            550.0         5.7          15.3         13.03
16.7           22.2            119.8         2.3          24.0          5.39
100.0          NA                7.2         1.8          NM            NA
49.0            0.1             11.0         1.4          4.2           NM
50.0           NA                4.0         2.9          NA            NA
100.0          NA              200.0         NA           14.0          NA
100.0          NA              297.4         NA           NA            NA
97.0           11.5             51.5         8.1          NM            4.48
100.0          26.0            154.3         NA           NM            5.93
51.0           14.9             35.0         NA           NM            2.35
100.0          11.5             35.0         7.0          NM            3.04
100.0          44.3            250.0         2.7           9.3          5.64
50.1           8.0              33.1         4.1          NM            4.14
40.0           39.6            300.0         4.8          30.0          7.58

                              Maximum        8.1x         30.0x       $13.03
                              Median         4.1          14.6          4.94
                              Mean           4.1          16.1          5.56
                              Minimum        1.4           4.2          2.35

IMPLIED CABLE NETWORK VALUATION

                                           Operating        Firm Value Multiples          Implied Firm Value
                                                            --------------------          ------------------
(Dollars and subs in millions)              Data(c)         Low             High          Low           High
                                            -------         ---             ----          ---           ----
EBITDA
Fiscal 1997 - Company                         $68.9         10.0x           12.0x         $689          $  827
Fiscal 1998 - Company                          96.4          10.0            12.0          964           1,157
Fiscal 1998 - Sensitivity                      90.7          10.0            12.0          907           1,088

Subscribers
First Quarter 1998 (a)                         51.6        $13.00          $15.00          671             774
Fiscal EOY Billable 1998 - Company             49.4         13.00           15.00          642             740
Fiscal EOY 1998 - Company (b)                  56.0         13.00           15.00          728             840
Fiscal EOY Billable 1998 - Sensitivity         43.3         13.00           15.00          563             649
Fiscal EOY 1998 - Sensitivity                  48.0         13.00           15.00          624             720

Salomon Smith Barney's Preliminary Value Estimate                                         $750            $900


(a)  Source:  December 15, 1997 Company press release as of October 31, 1997.
(b)  Includes DBS on free carriage.


Salomon Smith Barney
        A Member of TravelersGroup

51                                                                             5

IMPLIED BET ON JAZZ VALUATION

                                      OPERATING  FIRM VALUE MULTIPLES  IMPLIED FIRM VALUE
                                                 --------------------  ------------------
                                        DATA        LOW       HIGH       LOW       HIGH
                                      ---------  ---------  ---------  --------  --------
EOY Subscribers
December 31, 1997 (a)                     2.3      $4.00      $5.00       $ 9       $11
EOY 1998 - Company                        5.7       4.00       5.00        23        28
F1998 EOY Billable - Company              1.9       4.00       5.00         8        10
EOY 1998 - Sensitivity                    3.4       4.00       5.00        14        17
F1998 EOY - Billable - Sensitivity        0.8       4.00       5.00         3         4

Salomon Smith Barney's
Preliminary Value Estimate                                                $15       $20

(A)  Actual reported subscribers from Company schedule.



Salomon Smith Barney
        A Member of TravelersGroup

52                                                                             6

FINANCIAL PROJECTIONS



Salomon Smith Barney
        A Member of TravelersGroup

53                                                                             7

MANAGEMENT PROJECTION ISSUES: CABLE NETWORK

          CABLE NETWORK

          Available units

          Mix of economic and promotional/ADU units

          Spot rates

          Infomercial contract expiration

          Subscriber growth

               Domestic

               DBS

               Canadian

          Production and programming expense

          Marketing expense

          Capital expenditures (timing and amount)



Salomon Smith Barney
        A Member of TravelersGroup

54                                                                             8

SENSITIZED CABLE NETWORK PROJECTIONS

Summary Financial Data                                          Projected fiscal year ended July 31,
(Dollars in Millions, except where noted)            1998         1999          2000       2001       2002
                                                     ----         ----          ----       ----       ----
Advertising Revenue                              $    89.1    $    97.0    $   104.4   $   112.5  $   121.3
Subscriber Revenue                                    65.2         79.3         90.8       104.0      113.1
Other Revenue                                          0.5          0.6          0.6         0.7        0.7
Total Revenue                                    $   154.7    $   176.8    $   195.9   $   217.1  $   235.1

Production and Programming                       $    24.2    $    26.0    $    28.0   $    30.1  $    32.3
Marketing                                             16.9         18.1         19.6        21.1       22.7
General and Administrative                            23.0         23.7         24.5        25.7       27.0
EBITDA                                           $    90.7    $   109.0    $   123.8   $   140.3  $   153.1

Depreciation & Amortization                            6.2          6.7          7.1         7.3        7.5
EBIT                                             $    84.5    $   102.3    $   116.7   $   133.0  $   145.6

Underlying Operating Assumptions
National Spots                                     126,000      126,000      126,000     126,000    126,000
Direct Response Spots                               17,000       17,000       17,000      17,000     17,000
Total Economic Spots                               143,000      143,000      143,000     143,000    143,000
ADU's and Promotions                                43,000       43,000       43,000      43,000     43,000
Total Spots                                        186,000      186,000      186,000     186,000    186,000
National Spot Rate ($)                           $   485.0    $   530.0    $   583.0   $   641.0  $   704.8
Direct Response Spot Rate ($)                    $   300.0    $   300.0    $   300.0   $   300.0  $   300.0
Total Average Billable Subscribers (millions)     43,284.3     50,183.5     55,392.9    61,162.9   64,265.4
Annual Domestic per Subscriber Rate ($)          $    1.51    $    1.60    $    1.66   $    1.72  $    1.78
Annual Canadian per Subscriber Rate ($)          $    1.18    $    1.23    $    1.27   $    1.31  $    1.35
Capital Expenditures                             $    12.0    $     0.5    $     0.5   $     0.5  $     0.5

Salomon Smith Barney
        A Member of TravelersGroup

55                                                                             9

COMPARISON OF KEY RATIOS

      Summary Financial Data                              Projected fiscal year ended July 31,
      (Dollars in Millions, except where noted)           1998          1999         2000   2001   2002
      --------------------------------------------------------------------------------------------------
      Revenue Growth
      Management Case                                     17.9%         20.5%        15.3%  13.9%  10.7%
      Sensitivity Model                                   13.6%         14.3%        10.8%  10.9%   8.3%
      --------------------------------------------------------------------------------------------------

      EBITDA Margin
      Management Case                                     60.0%         65.3%        68.4%  70.8%  72.3%
      Sensitivity Model                                   58.6%         61.6%        63.2%  64.6%  65.1%
      --------------------------------------------------------------------------------------------------

      EBIT Margin
      Management Case                                     56.2%         61.8%        65.2%  68.0%  69.6%
      Sensitivity Model                                   54.6%         57.8%        59.6%  61.3%  61.9%
      --------------------------------------------------------------------------------------------------

      Underlying Operating Assumptions
      --------------------------------------------------------------------------------------------------
      National Spot Rate Growth
      Management Case                                     16.9%          7.7%        11.2%   9.9%  10.0%
      Sensitivity Model                                    8.2%          9.3%        10.0%   9.9%   9.9%
      --------------------------------------------------------------------------------------------------

      Direct Response Rate Growth
      Management Case                                      6.1%          0.0%         0.0%   5.8%   6.8%
      Sensitivity Model                                   10.3%          0.0%         0.0%   0.0%   0.0%
      --------------------------------------------------------------------------------------------------

      Total Average Billable Subscribers Growth
      Management Case                                      8.2%         21.3%        11.2%  11.2%   6.1%
      Sensitivity Model                                    6.6%         15.9%        10.4%  10.4%   5.1%
      --------------------------------------------------------------------------------------------------

Salmon Smith Barney
        A Member of TravelersGroup

56                                                                            10

MANAGEMENT PROJECTION ISSUES: BET ON JAZZ

          BET ON JAZZ

          Start-up business

               Low barriers to entry

               Pricing strategy evolving

               Dependence on success of digital cable and DBS

          Domestic subscriber growth

          International subscriber growth

          Rate per subscriber growth

               Domestic

               International

          Production and programming expense

          Marketing expense



Salomon Smith Barney
        A Member of TravelersGroup

57                                                                            11

BET ON JAZZ PROJECTIONS

      Summary Financial Data                                            Projected fiscal year ended July 31,
      (Dollars in Millions, except where noted)                  1998       1999       2000       2001        2002
      -------------------------------------------------------------------------------------------------------------
      Advertising Revenue                                     $   0.5   $    1.5   $    3.3   $    5.6   $     7.5
      Subscriber Revenue                                          0.6        3.0        6.6        9.7        13.3
      Other Revenue                                               0.0        0.0        0.0        0.0         0.0
      -------------------------------------------------------------------------------------------------------------
      Total Revenue                                           $   1.1   $    4.5   $    9.8   $   15.3   $    20.8

      Production and Programming                              $   9.3   $    9.9   $   10.6   $   11.3   $    12.1
      Launch Support Amortization                                 0.7        1.3        1.9        2.5         2.8
      General and Administrative                                  0.0        0.0        0.0        0.0         0.0
      -------------------------------------------------------------------------------------------------------------
      EBITDA                                                    ($8.9)     ($6.7)     ($2.7)  $    1.4   $     5.9

      Depreciation & Amortization                                 1.4        1.5        1.6        1.7         1.8
      -------------------------------------------------------------------------------------------------------------
      EBIT                                                     ($10.3)     ($8.3)    ($.4.3)     ($0.3)  $     4.0

      Underlying Operating Assumptions
      -------------------------------------------------------------------------------------------------------------
      Average Billable Domestic Subscribers (000s)                0.0    3,279.1    4,779.1    6,279.1     7,779.1
      Average Billable International Subscribers (000s)         575.7    1,075.7    1,575.7    2,075.7     2,575.7
      -------------------------------------------------------------------------------------------------------------
      Total Average Billable Subscribers (000s)                 575.7    4,354.8    6,354.8    8,354.8    10,354.8
      -------------------------------------------------------------------------------------------------------------
      Annual Domestic per Subscriber Rate ($)                 $ 0.000   $  0.560   $  1.030   $  1.150   $   1.270
      Annual International per Subscriber Rate ($)            $ 0.995   $  1.290   $  1.363   $  1.527   $   1.701
      -------------------------------------------------------------------------------------------------------------
      Domestic Advertising Revenue per Subscriber ($)         $ 0.289   $  0.435   $  0.674   $  0.882   $   0.960
      International Advertising Revenue per Subscriber ($)    $ 0.000   $  0.000   $  0.000   $  0.000   $   0.000
      -------------------------------------------------------------------------------------------------------------
      Capital Expenditures                                    $   0.5   $    0.5   $    0.5   $    0.5   $     0.5
      Launch Support Payments                                 $   3.0   $    3.0   $    3.0   $    3.0   $     3.0

Salomon Smith Barney
        A Member of TravelersGroup

58                                                                            12

COMPARISON OF KEY RATIOS

      Summary Financial Data                                          Projected fiscal year ended July 31,
      (Dollars in Millions, except where noted)                  1998        1999       2000      2001    2002
      -------------------------------------------------------------------------------------------------------------
      Revenue Growth
      Management Case                                            97.8%      272.1%     115.4%     53.7%   22.0%
      Sensitivity Model                                          49.4%      306.7%     118.9%     55.1%   36.3%
      -------------------------------------------------------------------------------------------------------------

      EBITDA Margin
      Management Case                                          (331.8%)     (33.2%)     30.0%     49.1%   56.8%
      Sensitivity Model                                        (802.9%)    (149.5%)    (27.0%)     9.4%   28.2%
      -------------------------------------------------------------------------------------------------------------

      EBIT Margin
      Management Case                                          (396.6%)     (51.9%)     20.8%     42.8%   51.3%
      Sensitivity Model                                        (933.3%)    (183.8%)    (43.7%)    (2.1%)  19.3%
      -------------------------------------------------------------------------------------------------------------

      Underlying Operating Assumptions
      -------------------------------------------------------------------------------------------------------------
      Annual Domestic Subscriber Rate Growth
      Management Case                                           NM           NM         83.9%     11.7%   10.4%
      Sensitivity Model                                         NM           NM         83.9%     11.7%   10.4%
      -------------------------------------------------------------------------------------------------------------
      Annual International Subscriber Rate Growth
      Management Case                                           (31.3%)      29.7%       5.6%     12.0%   11.4%
      Sensitivity Model                                         (31.3%)      29.7%       5.6%     12.0%   11.4%
      -------------------------------------------------------------------------------------------------------------
      Domestic Advertising Revenue per Subscriber Growth
      Management Case                                           (19.1%)      50.5%      54.9%     30.8%    8.8%
      Sensitivity Model                                         (19.1%)      50.5%      54.9%     30.8%    8.8%
      -------------------------------------------------------------------------------------------------------------
      International Advertising Revenue per Subscriber
      Management Case                                           NM           NM         NM        NM       NM
      Sensitivity Model                                         NM           NM         NM        NM       NM
      -------------------------------------------------------------------------------------------------------------

      Total Average Billable Subscribers
      Management Case                                           163.4%      424.0%      45.1%     28.8%   11.1%
      Sensitivity Model                                         147.9%       75.0%      42.9%     30.0%   23.1%
      -------------------------------------------------------------------------------------------------------------

Salomon Smith Barney
        A Member of TravelersGroup

59                                                                            13

MANAGEMENT PROJECTION ISSUES: RESTAURANTS

          Restaurants

          Start-up business

          Format of developments (club vs. restaurant)

          Targeted number of sites.

          Expected margins

          Timing to break-even profitability

          Management of business

          Required capital investment


Salomon Smith Barney
        A Member of TravelersGroup

60                                                                            14

RESTAURANT PROJECTIONS

      Summary Financial Data                                     Projected fiscal year ended July 31,
      (Dollars in Millions, except where noted)               1998       1999      2000     2001   2002
      --------------------------------------------------------------------------------------------------
      Food Sales                                            $  5.6     $ 17.0     $32.4    $45.5  $48.9
      Beverage Sales                                           2.8        8.4      16.0     22.5   24.2
      Retail Sales                                             0.5        1.6       3.1      4.3    4.6
      --------------------------------------------------------------------------------------------------
      Total Revenue                                         $  8.8     $ 27.0     $51.5    $72.2  $77.7

      Cost of Sales                                         $  2.3     $  7.1     $13.5    $19.0  $20.4
      Variable Expense                                         5.8       17.6      33.1     45.3   46.8
      --------------------------------------------------------------------------------------------------
      EBITDA                                                $  0.7     $  2.4     $ 4.8    $ 8.0  $10.5

      Management Fee                                        $  0.4     $  1.4     $ 2.6    $ 3.6  $ 3.9
      --------------------------------------------------------------------------------------------------
      Adj. EBITDA                                           $  0.3     $  1.0     $ 2.3    $ 4.4  $ 6.6

      Depreciation & Amortization                           $  0.5     $  1.1     $ 2.0    $ 2.7  $ 2.7
      --------------------------------------------------------------------------------------------------
      EBIT                                                   ($0.2)     ($0.1)    $ 0.3    $ 1.7  $ 3.9

      Underlying Operating Assumptions
      --------------------------------------------------------------------------------------------------
      New Restaurants                                            2          2         5        0      0
      End of Year Restaurants                                    3          5        10       10     10

      Capital Expenditures                                  $  8.0     $  8.1     $20.1    $ 0.3  $ 0.3
      --------------------------------------------------------------------------------------------------
      Year of Operation                                1         2          3         4        5      6
      --------------------------------------------------------------------------------------------------
      Total Revenue per Store (a)                  $6.28    $ 6.75     $ 7.26     $7.80    $8.39  $9.01
      Total Variable Expense per Store (a)         $4.20    $ 4.39     $ 4.59     $4.68    $4.78  $4.88
      --------------------------------------------------------------------------------------------------

      (a) Represents start-up curve associated with opening of restaurants.





Salomon Smith Barney
        A Member of TravelersGroup

61                                                                            15

COMPARISON OF SELECTED MINORITY BUYOUTS
Percent Increase in Final Bid vs. Initial Bid

While the average increase in minority buyout offers is 7.2%, the range is 0% to 51.2%

The BET transaction at $63 per share represents a 57.5% premium over the market price prior to the original offer and a 31% premium over the initial offer

               [Bar graph reflecting the following information:

     % Increase
     in Offer       Frequency
     ----------     ---------
     0              21
     0.1-5.0        18
     5.1-10         12  Mean
     10.1-15        14
     15.1-20        3
     20.1-25        0
     25.1+          4   BET]

[Goldman Sachs Logo]

COMPARISON OF SELECTED MINORITY BUYOUTS
Percent Increase in Offer vs. Initial Premium Over Market Price

Descriptive Statistics
----------------------

Percent Increase in Offer:
 Mean:      7.2
 Range:    51.2
 St. Dev.: 9.9

Initial Premium:
 Mean      16.4
 Range:    58.3
 St. Dev.: 13.9

[Scatter chart reflecting the following information:

Initial Premium                     Percent
Over Market                         Increase
Price                               in Offer
-----                               --------
42.9                                0.0
9.3                                 1.3
14.3                                11.1
2.1                                 11.0
16.0                                1.9
15.5                                7.1
2.1                                 11.0
16.0                                21.9
26.8                                13.3
22.5                                6.7
20.4                                12.5
(2.5)                               13.5
32.2                                0.0
(1.3)                               7.7
9.3                                 3.4
10.4                                15.0
(3.1)                               0.0
30.9                                0.0
9.2                                 51.2
5.5                                 1.8
0.1                                 0.0
3.6                                 0.1
(5.9)                               0.0
13.5                                2.5
0.0                                 4.9
13.8                                15.2

[Goldman Sachs Logo]

[Chart continued from previous page]

9.5            8.0
26.2           2.2
44.0           0.0
28.5           5.6
22.3           0.0
(2.7)          6.5
30.1           2.9
0.0            0.1
34.1           2.7
18.5           0.0
0.0            26.7
52.4           10.6
37.1           0.0
31.2           4.8
28.7           6.7
14.3           4.2
9.8            13.2
17.1           41.7
34.8           9.7
0.1            12.7
0.2            0.0
4.0            10.5
18.9           0.0
15.2           4.4
20.6           0.0
9.5            2.6
19.0           16.7
11.1           4.1
17.5           1.6
11.7           19.4
36.2           5.1
(2.1)          13.0
30.6           31.3
23.3           8.5
32.2           0.1
41.0           11.4
6.0            10.6
20.0           31.0]

SUMMARY OF OFFER PRICE CHANGES FOR SELECTED
MINORITY INTEREST BUYOUT TRANSACTIONS

Company                         Initial Price         Final Offer              % Change
---------------------------------------------------------------------------------------
BIC Corporation                 $36.50 per share      $40.50 per share         11%
Rhone Poulenc Rorer             $92.00 per share      $97.00 per share         5
La Petite Academy               $9.50 per share       $10.00 per share         5
Ocean Drilling & Exploration    0.5 share of Murphy   0.55 share of Murphy     10
                                ($17.63 value)        ($19.39 value)

Mean Change                                                                    8%
BET Holdings                    $48.00 per share      $63.00 per share         31

[Goldman Sachs Logo]

SUMMARY OF OFFER PRICE CHANGES FOR SELECTED                 [Goldman Sachs Logo]
MINORITY INTEREST BUYOUT TRANSACTIONS

                        Initial Offer   Market Price   Premium                 Market Price   Premium
Company                Price Per Share  Previous Day  to Market   Final Offer  Previous Day  to Market
---------------------  ---------------  ------------  ----------  -----------  ------------  ----------
BIC Corporation        $36.50           $35.75         2%         $40.50       $39.38         3%

Rhone Poulenc Rorer     92.00            79.44        16           97.00        94.56         3

La Petite Academy        9.50             8.25        15           10.00         8.88        13

Ocean Drilling          17.63 value      17.00         4           19.39 value  16.38        18
& Exploration


Mean Premiums                                          9                                      9

BET Holdings            48.00            40.00        20           63.00        54.69        15

COMPARISON OF SELECTED BUYOUTS BY                           [Goldman Sachs Logo]
SIGNIFICANT EXISTING SHAREHOLDERS

                                          Stock Price                         Initial      Inside
                                            One Day               52 Week     Premium     Ownership
                Acquiring Company/         Prior to    Date of   High Prior   Over 52     Before the
Date             Acquired Company            Ann.        Ann.     to Ann.    Week High   Transaction
-----------------------------------------------------------------------------------------------------
           Median of Buyouts With >85% Existing Ownership                        (5.9)%         86.9%

Pending    Petrofina S.A.                   $ 62.25     2/28/97     $ 62.50      (4.0)%         85.4%
           Fina Inc.

8/97       Rhone-Poulenc/                     79.44     6/26/97       80.88       13.7          68.0
           Rhone-Poulenc Rorer Inc.

4/97       Zeneca Group PLC/                  42.00     3/27/97       29.25       40.7          50.0
           Salick Health Care

3/97       Tembec Inc./                        7.00     1/23/97        7.00       42.9          51.0
           Spruce Falls

2/97       Hoechst AG/                       266.21    12/10/96      273.78        7.6          56.5
           Roussel-Uclaf

10/96      Time Warner/                       23.70     8/29/95       23.70       25.8          19.0
           Turner Broadcasting

9/96       Chemed Corp./                      36.50      8/9/96       41.50       (1.2)         58.1
           Roto-Rooter Inc. (Chemed Corp.)

8/96       Investor Group/                     2.90      7/1/96        3.40      (30.0)         51.0
           Macallan-Glenlivet

4/96       BHP/                                2.80    12/18/95        2.81        8.9          49.5
           Tubemakers

1/96       Berkshire Hathaway Inc./           55.75     8/25/95       68.63        2.0          52.4
           GEICO Corp (Berkshire Hathaway)

12/95      COBE Laboratories/                 15.75     7/14/95       19.38       (7.1)         53.0
           REN-Corp-USA (COBE Labs)

12/95      BIC SA/                            35.75     5/19/95       38.88       (6.1)         78.0
           Bic Corp (BIC SA)

10/95      McCaw Cellular/                   109.88      4/7/95      140.50       (9.3)         52.0
           LIN Bdcstg (McCaw Cellular)

9/95       PacifiCorp/                        24.25     11/2/94       29.50       (5.1)         86.6
           Pacific Telecom (PacifiCorp)

6/95       Club Mediterranee SA/              22.63      4/5/95       26.00        1.0          70.8
           Club Med

[Chart continued from previous page]

Aggregate                      Initial                    Final
Consideration       Initial    Premium       Final Bid    Premium       Percent
for Amount          Bid Per    Over Market   Per          Over Market   Increase
Acquired (000's)    Share      Price         Share        Price         in Offer
--------------------------------------------------------------------------------
                                 0.0%                     18.3%         7.1%

 $257,000          $60.00      (3.6)%        N.A.         N.A.          N.A.

  434,000           92.00      15.8          $ 97.00      22.1%         5.4%


  234,000            N.A.      N.A.          41.15        N.A.          0.0


  175,000            N.A.      N.A.          10.00        42.9          0.0


3,500,000            N.A.      N.A.          294.53       10.6          0.0


6,880,700            N.A.      N.A.          29.81        25.8          0.0


   88,250            N.A.      N.A.          41.00        12.3          0.0


  137,200            N.A.      N.A.           2.38       (13.0)         0.0


  446,900            3.06       9.3           3.10        10.7          1.3


2,347,000            N.A.      N.A.          70.00        25.6          0.0


  177,700           18.00      14.3          20.00        27.0         11.1


  212,600           36.50       2.1          40.50        13.3         11.0


3,323,400          127.50      16.0         129.90        18.2          1.9


  159,000           28.00      15.5          30.00        23.7          7.1


  135,600           26.50       1.6          32.00        41.4         21.9

COMPARISON OF SELECTED BUYOUTS BY                           [Goldman Sachs Logo]
SIGNIFICANT EXISTING SHAREHOLDERS


                                      Stock Price                         Initial        Inside
                                        One Day               52 Week     Premium      Ownership
             Acquiring Company/        Prior to    Date of   High Prior   Over 52      Before the
Date          Acquired Company           Ann.        Ann.     to Ann.    Week High    Transaction
---------------------------------------------------------------------------------------------------
5/95     GTE Corp/                      $17.75       9/8/94   $   21.25        5.9%         90.0%
         Contel Cellular Inc.

3/95     Siemens AG/                     12.25       1/9/95       16.00       (6.3)         14.2
         Pyramid Technology

3/95     Proventus AB/                    3.70     12/15/94        4.29        N.A.         78.2
         Aritmos AB

3/95     Dole Food Co. Inc./
         Castle & Cooke Homes, Inc.      11.63      8/24/94       15.38       (8.9)         82.8

1/95     WMX Technologies Inc./           8.00      7/28/94       10.88      (28.3)         78.5
         Chemical Waste Management

1/95     Adia SA/                        26.50      3/23/94       33.25        5.3          81.0
         Adia Services Inc.

12/94    Ogden Corp./                    17.38       6/6/94       24.25      (29.2)         83.2
         Ogden Services

10/94    National Intergroup Inc./       13.50       3/1/94       13.75        7.3          80.5
         FoxMeyer

9/94     EW Scripps Co./                 78.50      2/17/94       86.00        0.7          86.0
         Scripps Howard Broadcasting

7/94     Burlington Resources/            4.63      4/26/94        6.75      (33.6)         87.1
         Diamond Shamrock Offshore

6/94     Colonia Konzern AG/          1,309.00      2/28/94    1,335.00       28.3          57.9(e)
         Nordstern Allgemeine

4/94     Triarc Cos/                     15.50      4/26/93       16.50        2.6          71.0
         Southeastern Public Service Co.

4/94     Medco Containment Services/     25.75     10/13/93       36.50      (25.3)         54.2
         Medical Marketing Group

4/94     Quartex Corp/CMS/                1.63       7/1/93        2.13       30.8          65.0
         Data Corp

[Chart continued from previous page]

Aggregate                       Initial                     Final
Consideration       Initial     Premium       Final Bid     Premium          Percent
for Amount          Bid Per     Over Market   Per           Over Market      Increase
Acquired (000's)    Share       Price         Share         Price            in Offer
-----------------   -------     ------------  ---------     ------------     ---------
$254,300            $22.50      26.8%         $25.50        43.7%            13.3%

261,700             15.00       22.5          16.00         30.6             6.7

141,300             N.A.        N.A.          4.38          18.4             0.0

81,500              14.00       20.4          15.75         35.4             12.5

397,400             7.80        (2.5)         8.85          10.6             13.5

83,639              35.02(a)    32.2          N.A.          N.A.             0.0

119,000             17.16       (1.3)         18.48         6.3              7.7

84,028              14.75(b)    9.3           0.90          13.0             3.4
                                shares(c)

125,386(d)          3 shares    10.4(d)       3.45 shares   26.9(d)          15.0

42,600              4.49        (3.1)         N.A.          N.A.             0.0

520,969(f)          1,713.00    30.9          1,713.00      30.9             0.0

86,140              0.55        9.2           .80 shares    65.2             51.2
                    shares and

122,510             27.25       5.5           27.75         7.8              1.8

26,740              6.52        400.0          7.00         328.6            7.4

COMPARISON OF SELECTED BUYOUTS BY                           [Goldman Sachs Logo]
SIGNIFICANT EXISTING SHAREHOLDERS

                                                 Stock Price                                 Initial     Inside
                                                 One Day                      52 Week        Premium     Ownership
             Acquiring Company/                  Prior to         Date of     High Prior     Over 52     Before the
Date         Acquired Company                    Ann.             Ann.        to Ann.        Week High   Transaction
-----------  -----------------------------       ---------------  --------    -------------  ----------  --------------
2/94         Holderbank Financiere Glaros/       $ 6.75           1/7/94      $ 7.75         (0.0)%      95.0%
             Holham Inc.

1/94         Standard Industries Inc./           7.00             5/19/93     9.75           (25.6)      8.8
             Wellington Leisure Products,
             Inc.

12/93        Valley Fashions Corp./              48.88            9/20/93     51.13          (10.0)      95.0
             West Point-Pepperell
             Inc.
10/93        Torchmark/                          26.88            2/22/93     30.25          0.8         83.0
             United Investors Management

5/93         Rust International Inc./            17.88            11/13/92    23.88          (25.1)      56.0
             Brand Cos Inc.

7/92         W.R. Grace & Company/               15.25            3/2/92      19.00          (13.2)      83.4
             Grace Energy Corporation

5/92         Unocal Corp./                       9.88             2/24/92     12.00          (9.8)       95.3
             Unocal Exploration Corp.

5/92         Envirosource Inc./                  9.00             8/2/91      15.00(g)       (24.3)      62.5
             Envirosafe Services Inc.

Partially    BLV Acquisition Corp./              4.38             3/20/92     5.38           17.1        54.8
Completed      Belvedere Corp.

1/92         Arkla Inc./                         14.25            9/18/91     20.88          (12.3)      82.0
             Arkla Exploration Co.

12/91        Siemens AG/                         120.62           10/21/91    N.A.           N.A.        78.0(h)
             Siemens Nixdorf Information
             Systems
12/91        Tele-Communications Inc./           13.50            5/1/91      16.50          (20.4)      57.2
             United Artists Entertainment Co.

10/91        LAC Minerals/                       N.A.             2/8/91      6.25            N.A.       64.7
             Bond International

10/91        Air & Water Technologies/           15.25            3/1/91      31.50           (37.0)     82.0
             Metcalf & Eddy Cos.

4/91         Murphy Oil Corp/                    16.63            4/6/89      22.63           (0.2)      61.0
             Ocean Drilling & Exploration

[Chart continued from previous page]

Aggregate                    Initial                   Final
Consideration       Initial  Premium       Final Bid   Premium       Percent
for Amount          Bid Per  Over Market   Per         Over Market   Increase
Acquired (000's)    Share    Price         Share       Price         in Offer
-------------------------------------------------------------------------------
$51,700             $7.65    0.0%          N.A.        N.A.          0.0

3,683               7.25     3.6           $7.63       0.0%          0.0%

66,300              46.00    (5.9)         N.A.        N.A.          0.0

216,591             30.50    13.5          31.25       16.3          2.5

185,000             17.88    0.0           18.75       4.9           4.9

77,501              16.50    13.8          19.00       31.0          15.2

120,418             0.50     9.5           0.54        18.3          8.0
                    shares                 shares

14,400              2.70     26.2          5.00        29.0          2.2
                    shares                 shares

16,900              6.30     44.0          N.A.        N.A.          N.A.

92,640              0.90     28.5          0.95        35.6          5.6
                    shares                 shares

1,302,423(i)        147.52   22.3          147.52      22.3          0.0

1,189,000           .95(j)   (2.7)         1.02(k)     3.6           6.5
                    shares                 shares

85,000              0.53(l)  N.A.          N.A.        N.A.          0.0
                    shares

42,000              0.85     30.1          0.88        33.9          2.9
                    shares                 shares

366,242             0.50     0.0           0.55        0.1           0.1
                    shares                 shares

COMPARISON OF SELECTED BUYOUTS BY                           [Goldman Sachs Logo]
SIGNIFICANT EXISTING SHAREHOLDERS

                                         Stock Price                           Initial     Inside
                                         One Day                52 Week        Premium     Ownership
         Acquiring Company/              Prior to     Date of   High Prior     Over 52     Before the
Date     Acquired Company                Ann.         Ann.      to Ann.        Week High   Transaction
-------  ------------------------------  -----------  --------  -------------  ----------  --------------
4/91     Ogden Corp./                    $11.00       10/23/90  $14.75         0.0%        68.3%
         ERC Environmental &
         Energy Services
3/91     BHP Holdings/                   33.75        2/6/91    44.50          (10.1)      50.1
         Hamilton Oil Corp.

2/91     Paramount Comm./                N.A.         7/12/90   N.A.           N.A.        74.8
         TVX Broadcast Group

11/90    National Intergroup Inc./       2.62         12/20/89  6.75           0.4         44.1(m)
         Permian Partners L.P.

11/90    Pier 1 Imports Inc.             8.75         9/25/90   N.A.           N.A.        50.4
         (of Intermarke Inc.)/
         Sunbelt Nursery Group Inc.

11/90    Freeport-McMoRan Inc./          8.00        7/31/90    11.13(o)       (5.7)       81.5
         Freeport-McMoRan Oil & Gas

10/90    Primerica Corp./                9.75        4/18/89    11.38(r)       10.3        82.6
         American Capital Mgmt.
         & Research

10/90    Renault Vehicules Industrial/   5.25        7/6/90     21.13          (71.6)      44.5(u)
         Mack Trucks Inc.

9/90     Kansas City Southern            12.75       5/17/90    15.00          (6.7)       87.1
         Industries, Inc./
         DST Systems Inc.

9/90     Fuji Heavy Industries/          5.13        1/16/90    8.50           (29.4)      49.5
         Subaru of America

8/90     Imetal S.A./                    11.50       1/24/90    16.00          (3.1)       55.6
         Copperweld Corp. Steel

8/90     American Express Company/       14.50       3/2/90     N.A.           N.A.        68.4(v)
         Shearson Lehman Brothers

6/90     DeGeorges/                      11.50       3/19/90    27.25          (0.1)       51.0
         LPL Technologies, Inc.

6/90     Esselte A.B./                   41.83       10/3/89    38.00          14.5        78.5
         Esselte Business Systems, Inc.

5/90     Montedison S.p.A./              31.12       N.A.       32.13          15.2        71.3
         Erbamont

[Chart continued from previous page]


Aggregate                      Initial                   Final
Consideration       Initial    Premium       Final Bid   Premium      Percent
for Amount          Bid Per    Over Market   Per         Over Market  Increase
Acquired (000's)    Share      Price         Share       Price        in Offer
--------------------------------------------------------------------------------
$ 38,000            $14.75      34.1%        $15.13      37.5%        2.7%

 530,000             40.00      18.5          40.00      18.5         0.0

  46,576              7.50       N.A.          9.50       N.A.       26.7

  59,063              4.00      52.4          4.425(n)   68.6        10.6

  20,704             12.00      37.1          12.00      37.1         0.0

 239,161        0.27-0.329      31.2    0.283-0.345      37.5         4.8
                    shares(p)                shares(q)

  48,752              0.30      28.7           0.32      37.3         6.7
                    shares(s)                shares(t)
                                           or 11.50

 103,145              6.00      14.3           6.25      19.1         4.2

  35,000             14.00       9.8          15.85      24.3        13.2

 208,414              6.00      17.1           8.50      65.9        41.7

 781,571             15.50      34.8          17.00      47.8         9.7

 393,515              0.43       0.1           0.48      12.8        12.7
                    shares(w)                shares(x)

  37,500             24.00       0.2          25.00       0.3         0.0

 219,298             43.50       4.0          48.06      14.9        10.5

 465,904             35.00      18.9          37.00      18.9         0.0
                      2.00(y)

COMPARISON OF SELECTED BUYOUTS BY                           [Goldman Sachs Logo]
SIGNIFICANT EXISTING SHAREHOLDERS

                                          Stock Price                          Initial     Inside
                                          One Day               52 Week        Premium     Ownership
         Acquiring Company/               Prior to   Date of    High Prior     Over 52     Before the
Date     Acquired Company                 Ann.       Ann.       to Ann.        Week High   Transaction
--------------------------------------------------------------------------------------------------------
4/90     Anderson Group PLC/              $ 7.38     2/16/90      $ 8.38           1.5%         51.2%
         National Mine Service Co.

3/90     Heritage Media Corp./             17.00     12/1/88        9.50         115.8          57.0
         Pop Radio Corp.

2/90     Carlson Companies, Inc./          13.25     5/19/89       13.75           5.5          68.0
         TGI Friday's Inc.

1/90     Dow Jones & Co. Inc./             15.13     9/21/89       16.38           9.8          66.2
         Telerate, Inc.

1/90     Montedison S.p.A./                44.13     7/31/89       46.00           6.5          81.0
         HIMONT Inc.

1/90     Tele-Communications Inc./         27.00     5/24/89       24.00          32.3          75.0
         WestMarc Communications

12/89    General Accident Fire & Life/      0.28     6/16/89        1.38           N.A.         51.0
         NZI Corp. Ltd.

11/89    Primerica Corporation/            17.88      6/9/89       21.25(z)       (5.9)         69.8
         The A.L. Williams Corporation

11/89    Mayfair Acquisition Corp/         17.25      4/3/89       25.25          (6.9)         71.0
         Mayfair Super Markets, Inc.

10/89    ENSERCH Corp./                    11.25     2/15/89       12.75         (13.6)         87.4
         ENSERCH Exploration Partners

9/89     United Meridian Corporation/       6.13     1/27/89        9.00         (11.1)         60.1
         Ensource Inc.

8/89     The Henley Group, Inc./           19.25      6/8/89       21.38          (4.1)         80.2
         Fisher Scientific Group, Inc.

6/89     Zayre Corp./                      26.38     12/5/88       27.13           0.3          83.0
         The TJX Companies, Inc.

6/89     Allied Irish Banks plc/           25.00     9/12/88       27.68          27.3          49.7
         First Maryland Bancorp.

5/89     Investors (Private-USA)/           5.25     12/6/88        8.50         (30.9)         69.0
         Sage Energy Co.

[Chart continued from previous page]

Aggregate                    Initial                    Final
Consideration       Initial  Premium         Final Bid  Premium       Percent
for Amount          Bid Per  Over Market     Per        Over Market   Increase
Acquired (000's)    Share    Price           Share      Price         in Offer
------------------------------------------------------------------------------
$21,000              $8.50       15.2%        $8.88       20.3%        4.4%

 32,243              20.50       20.6         20.50       20.6         0.0

 53,525              14.50        9.5         14.88       12.3         2.6

657,394              18.00       19.0         21.00       38.8        16.7

653,811              47.00       11.1         51.00       15.6         4.1
                      2.00(y)

209,625              31.75       17.5         32.25       19.4         1.6

175,000                N.A.       N.A.         0.37       32.1         0.0

532,795               0.80       11.7     0.82-0.85       33.4        19.4
                    shares(1)              shares(2)

193,600              23.50       36.2         24.70       43.2         5.1

151,194               0.50       (2.1)         0.50       10.7        13.0
                    shares                shares and

 26,341               8.00       30.6         10.50       71.4        31.3

119,801              20.50       23.3         22.25       33.8         8.5

314,081               1.35       32.2          1.45        0.4         0.1
                    shares(4)              shares(4)

365,000              35.25       41.0         39.25       57.0        11.4

 22,083               5.88        6.0          6.50       17.3        10.6

PRIME TIME RATINGS TREND
QUARTERLY, 1991 - 1997

             USA   Sci Fi  A&E   BET   CMT   CNN   DSC   E!    ESPN  FAM   LIFE  TBS   TNN   TNT
--------------------------------------------------------------------------------------------------
1Q 91        2.40          0.70  0.60              1.00        1.40  0.90  1.20  2.50  1.20  1.60
2Q 91        1.80          0.70  0.50        1.10  0.90        1.70  0.80  1.20  1.80  1.20  1.90
3Q 91        2.30          1.30  0.50  0.40  1.20  0.90        2.20  0.70  1.20  2.20  1.10  1.90
4Q 91        2.20          0.70  0.50  0.30  1.40  1.00        2.40  0.90  1.20  2.50  1.40  1.70
1Q 92        2.60          0.80  0.40  0.30  1.30  1.30        1.80  1.50  1.30  2.50  1.40  1.50
2Q 92        2.10          0.70  0.40  0.40  1.20  0.90        1.60  0.80  1.10  2.00  1.10  2.00
3Q 92        2.30          0.80  0.50  0.50  1.50  0.90        1.70  0.80  1.20  2.40  1.10  1.90
4Q 92        2.20          0.90  0.70  0.50  1.90  1.00        2.30  1.00  0.90  2.20  1.20  1.70
1Q 93        2.30          0.90  0.70  0.40  1.20  1.10  0.10  1.70  1.10  1.10  2.10  1.10  1.50
2Q 93        2.30          0.90  0.60  0.40  0.90  0.90  0.20  1.50  0.90  1.00  2.20  0.90  1.90
3Q 93        2.30    0.70  0.90  0.50  0.40  0.90  1.00  0.20  1.80  0.60  1.20  2.50  0.90  1.80
4Q 93        2.20    0.60  0.90  0.60  0.40  0.90  0.90  0.30  2.00  0.90  1.00  2.30  0.90  1.80
1Q 94        2.40    0.60  1.00  0.60  0.30  0.90  1.00  0.30  1.30  1.00  1.00  2.00  0.90  1.40
2Q 94        2.30    0.50  1.00  0.60  0.30  0.90  1.00  0.30  1.60  1.00  1.10  2.20  1.00  2.00
3Q 94        2.30    0.50  1.10  0.60  0.30  1.20  0.90  0.20  1.60  0.90  1.30  1.80  1.00  1.90
4Q 94        2.30    0.60  1.10  0.70  0.40  1.00  1.00  0.20  2.60  1.10  1.20  1.80  1.20  1.80
1Q 95        2.60    0.80  1.14  0.60  0.40  1.33  1.18  0.42  1.40  1.10  1.32  1.98  1.10  1.61
2Q 95        2.20    0.60  1.02  0.60  0.40  1.20  1.13  0.40  1.30  0.90  1.46  1.90  1.00  2.40
3Q 95        2.20    0.60  0.92  0.60  0.30  1.51  1.19  0.39  1.19  1.22  1.51  1.78  0.80  2.35
4Q 95        2.30    0.60  1.02  0.60  0.30  1.00  1.19  0.33  2.35  1.29  1.62  2.01  1.00  1.84
1Q 96        2.20    0.50  1.37  0.70  0.30  0.86  1.29  0.36  1.36  1.46  1.68  2.12  0.90  1.98
2Q 96        1.90    0.50  1.25  0.60  0.30  0.75  1.11  0.32  1.50  1.15  1.42  1.87  0.90  2.12
3Q 96        1.80    0.80  1.14  0.50  0.30  0.90  1.16  0.28  1.19  1.25  1.34  1.92  0.80  2.45
4Q 96        1.90    0.70  1.24  0.40  0.40  0.87  1.17  0.30  2.15  1.20  1.35  1.99  0.90  2.09
1Q 97        2.00    0.70  1.35  0.40  0.30  0.94  1.21  0.38  1.28  1.19  1.46  1.80  1.00  1.99
2Q 97        1.80    0.70  1.33  0.40  0.30  0.78  1.25  0.30  1.28  1.06  1.53  1.85  0.90  2.41
3Q 97 (a)    2.00    0.70  1.38  0.50  0.30  0.75  1.07  0.34  1.10  1.22  1.43  1.44  0.80  2.53

(a) Based on October ratings from Paul Kagan and Associates.

71